SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

[Amendment No.     ]

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☐	Soliciting Material under § 240.14a-12

MOODY’S CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

March [●], 2021

Dear Stockholder:

You are cordially invited to attend the 2021 Annual Meeting of Stockholders of Moody’s Corporation to be held on Tuesday, April 20, 2021, at 9:30 a.m. EDT. Due to ongoing public health concerns regarding the COVID-19 pandemic and for the health and well-being of our stockholders, directors, management and associates, the Board of Directors has directed that the 2021 Annual Meeting be held as a “virtual meeting” via the Internet. We have designed the format of the Annual Meeting to provide stockholders the same ability to participate that they would have at an in-person meeting.

The Notice of Annual Meeting and Proxy Statement accompanying this letter describe the business to be acted upon at the meeting. The Annual Report for the year ended December 31, 2020 is also enclosed.

On March [●], 2021, we mailed to many of our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our 2021 Proxy Statement and 2020 Annual Report and vote online. The Notice included instructions on how to request a paper or e-mail copy of the proxy materials, including the Notice of Annual Meeting, Proxy Statement, Annual Report, and proxy card or voting instruction card. Stockholders who requested paper copies of the proxy materials or previously elected to receive the proxy materials electronically did not receive a Notice and will receive the proxy materials in the format requested.

Your vote is important. Whether or not you plan to attend the annual meeting, we encourage you to review the proxy materials and hope you will vote as soon as possible. You may vote by proxy over the Internet or by telephone by using the instructions provided in the Notice. Alternatively, if you requested and received paper copies of the proxy materials by mail, you can also vote by mail by following the instructions on the proxy card or voting instruction card. Voting over the Internet, by telephone or by written proxy or voting instruction card will ensure your representation at the annual meeting regardless of whether you attend in person. Instructions regarding the three methods of voting are contained in the Notice or proxy card or voting instruction card.

Sincerely,

Raymond W. McDaniel, Jr. Chairman of the Board	Robert Fauber President and Chief Executive Officer

MOODY’S CORPORATION

7 World Trade Center

250 Greenwich Street

New York, New York 10007*

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

The 2021 Annual Meeting of Stockholders of Moody’s Corporation will be held on Tuesday, April 20, 2021, at 9:30 a.m. EDT. The 2021 Annual Meeting will be held virtually via the Internet at www.virtualshareholdermeeting.com/MCO2021. The meeting will be held for the following purposes, all as more fully described in the accompanying Proxy Statement:

1.	To elect the nine director nominees named in the Proxy Statement to serve a one-year term;

2.	To ratify the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the year 2021;

3.	To vote on an advisory resolution approving executive compensation;

4.	To vote on an advisory “Say-on-Climate Plan” resolution approving the Company’s 2020 Decarbonization Plan; and

5.	To transact such other business as may properly come before the meeting.

The Board of Directors of the Company has fixed the close of business on February 23, 2021 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.

By Order of the Board of Directors,

Elizabeth M. McCarroll Corporate Secretary and Associate General Counsel

March [●], 2021

IMPORTANT VOTING INFORMATION

Your Participation in Voting the Shares You Own Is Important

If you are the beneficial owner of your shares (meaning that your shares are held in the name of a bank, broker or other nominee), you may receive a Notice of Internet Availability of Proxy Materials from that firm containing instructions that you must follow in order for your shares to be voted. Certain institutions offer telephone and Internet voting. If you received the proxy materials in paper form, the materials include a voting instruction card so you can instruct the holder of record on how to vote your shares. The firm that holds your shares is not permitted to vote on the matters to be considered at the 2021 Annual Meeting of Stockholders, other than to ratify the appointment of KPMG LLP and to approve the advisory resolution approving the Company’s 2020 Decarbonization Plan, unless you provide specific instructions by following the instructions from your broker about voting your shares by telephone or Internet or completing and returning the voting instruction card. For your vote to be counted in the election of directors and on the advisory resolutions approving executive compensation, you will need to communicate your voting decisions to your bank, broker or other holder of record before the date of the annual meeting.

Voting your shares is important to ensure that you have a say in the governance of the Company and to fulfill the objectives of the majority-voting standard that Moody’s Corporation applies in the election of directors. Please review the proxy materials and follow the relevant instructions to vote your shares. We hope you will exercise your rights and fully participate as a stockholder in the future of Moody’s Corporation.

More Information Is Available

If you have any questions about the voting of your shares or the proxy voting process in general, please contact the bank, broker or other nominee through which you hold your shares. The SEC also has a website (http://www.sec.gov/spotlight/proxymatters.shtml) with more information about voting at annual meetings. Additionally, you may contact the Company’s Investor Relations Department by sending an e-mail to ir@moodys.com.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 20, 2021

The Proxy Statement and the Company’s 2020 Annual Report are available at https://materials.proxyvote.com/615369. Your vote is very important. Whether or not you plan to attend the annual meeting, we hope you will vote as soon as possible. You may vote your shares via a toll-free telephone number or over the Internet as instructed in the Notice of Internet Availability of Proxy Materials. Alternatively, if you received a paper copy of a proxy or voting instruction card by mail, you may submit your proxy or voting instruction card for the annual meeting by completing, signing, dating and returning your proxy or voting instruction card in the pre-addressed envelope provided. No postage is required if the card is mailed in the United States. If you attend the meeting, you may vote during the meeting via the Internet even if you have previously returned your proxy or voting instruction card or voted by telephone or the Internet.

i

APPENDIX A—2020 DECARBONIZATION PLAN	A-1

APPENDIX B—GREENHOUSE GAS EMISSIONS	B-1

ii

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

PROXY STATEMENT SUMMARY

2021 ANNUAL MEETING INFORMATION

This Proxy Statement is being furnished to the holders of the common stock, par value $0.01 per share (the “Common Stock”), of Moody’s Corporation (“Moody’s” or the “Company”) in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board of Directors” or the “Board”) for use in voting at the 2021 Annual Meeting of Stockholders or any adjournment or postponement thereof (the “Annual Meeting”). This summary highlights certain information from this Proxy Statement. You should read the entire Proxy Statement carefully before voting.

Date and Time	Place	Record Date
Tuesday, April 20, 2021 9:30 a.m. EDT	Via the Internet at www.virtualshareholdermeeting.com/MCO2021	February 23, 2021

This Proxy Statement and the accompanying proxy card are first being made available to stockholders on or about March [●], 2021. The Company’s telephone number is (212)  553-0300.

MATTERS TO BE VOTED ON AT THE ANNUAL MEETING

Items of Business		Board Recommendation	Vote Required

Item 1	Election of Directors	FOR each nominee	Majority of votes cast

Item 2	Ratification of appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for 2021	FOR	Majority of shares present and entitled to vote

Item 3	Advisory resolution approving executive compensation	FOR	Majority of shares present and entitled to vote

Item 4	Advisory “Say-on-Climate Plan” resolution approving the Company’s 2020 Decarbonization Plan	FOR	Majority of shares present and entitled to vote

HOW TO VOTE IN ADVANCE OF THE VIRTUAL MEETING

In addition to voting at the Annual Meeting, stockholders of record can vote by proxy by following the instructions in the Notice and using the Internet or by calling the toll-free telephone number that is available on the Internet. Alternatively, stockholders of record who requested a paper copy of the proxy materials can vote by proxy by mailing their signed proxy cards. The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly.

If your shares are held in the name of a bank, broker or other nominee, you may receive a Notice from that firm containing instructions that you must follow in order for your shares to be voted. Certain

MOODY’S 2021 PROXY STATEMENT	1

institutions offer telephone and Internet voting. If you received the proxy materials in paper form, the materials include a voting instruction card so you can instruct the holder of record on how to vote your shares. If you wish to vote at the Annual Meeting, you must obtain a legal proxy from the bank, broker or other nominee that holds your shares. For additional information, including voting procedures for certain current and former employees, see “Information about the Annual Meeting, Proxy Voting and Other Information” on page 74.

HOW TO PARTICIPATE IN THE ANNUAL MEETING

Stockholders of record as of the close of business on February 23, 2021, the record date, are entitled to participate in and vote at the Annual Meeting. To participate in the Annual Meeting, including to vote, ask questions, and view the list of registered stockholders as of the record date during the meeting, you must go to the meeting website at www.virtualshareholdermeeting.com/MCO2021, enter the control number found on your proxy card, voting instruction card or Notice of Internet Availability of Proxy Materials, and follow the instructions on the website. The meeting webcast will begin promptly at 9:30 a.m. EDT. Online check-in will begin approximately 15 minutes prior, and we encourage you to allow ample time for check-in. If you experience technical difficulties during the check-in process, or at any time during the Annual Meeting, please call 844-986-0822 (U.S.) or +1 303-562-9302 (international) for technical support.

Moody’s will endeavor to respond to as many stockholder-submitted questions as time permits that comply with the meeting rules of conduct. We will post answers to stockholder questions received regarding our Company on our Investor Relationship website at moodys.com under the headings “About Us—Investor Relations” as soon as is practicable following the meeting.

Rules for the conduct of the Annual Meeting will be available on the meeting website. In addition, for information about how to view the rules and the list of stockholders entitled to vote at the Annual Meeting during the ten days preceding the Annual Meeting, please visit our Company’s website at moodys.com under the headings “About Us—Investor Relations—Corporate Governance.”

CORPORATE GOVERNANCE HIGHLIGHTS

Board Independence	Executive Compensation Governance Practices

✓  Separate roles for non-executive Chairman of the Board and CEO, and empowered Lead Independent Director

✓  Eight of 10 current Board members independent; seven of the nine director nominees independent

✓  Fully independent Audit, Governance & Nominating, and Compensation & Human Resources Committees

✓  Regular executive sessions of independent directors

✓  Robust stock ownership guidelines, with retention requirements, for directors and executive officers

✓  Comprehensive clawback policy

✓  Minimum one-year vesting period generally applicable to incentive equity awards

✓  Anti-hedging and anti-pledging policy

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Other Board Practices

✓  All directors elected annually by majority vote (in uncontested elections)

✓  Annual evaluations of the Board, committees and individual directors

✓  Board includes a range of tenures to balance fresh perspectives with in-depth knowledge about the Company

DIRECTOR NOMINEE HIGHLIGHTS

The Company strives to maintain a Board that possesses a combination of skills, professional experience, and diversity of backgrounds and tenure necessary to effectively oversee the Company’s business. As part of the search process for each new director, the Governance & Nominating Committee includes women and minorities in the pool of candidates and instructs any search firm the Committee engages to do so (often called a “Rooney Rule”). One director nominee has identified himself as Hispanic/Latino and a second nominee as Black/African American. Eight of the ten directors currently serving and Lloyd W. Howell, Jr., who was elected director by the Board effective March 15, 2021, are standing for election at the Annual Meeting. Basil L. Anderson and Henry A. McKinnell, Jr. will not stand for reelection to the Board at the Annual Meeting and will retire from the Board at the end of their current term. Information regarding the director nominees is provided below.

Director Skills Distribution

MOODY’S 2021 PROXY STATEMENT	3

Director Nominee		Audit	Governance & Nominating	Compensation & Human Resources	Executive
Jorge A. Bermudez Former Chief Risk Officer, Citigroup, Inc.	✓	M	M	M
Thérèse Esperdy Former Global Chairman of Financial Institutions Group, JPMorgan Chase & Co.	✓	M	M	M
Robert Fauber President and Chief Executive Officer, Moody’s Corporation					M
Vincent A. Forlenza Lead Independent Director, Moody’s Corporation Chairman and Former Chief Executive Officer, Becton, Dickinson and Company	✓	M	C	M	M
Kathryn M. Hill Former Senior Vice President, Cisco Systems, Inc.	✓	M	M	C	M
Lloyd W. Howell, Jr.* Executive Vice President, Chief Financial Officer and Treasurer, Booz Allen Hamilton	✓	M	M	M
Raymond W. McDaniel, Jr. Non-executive Chairman, Moody’s Corporation					C
Leslie F. Seidman Former Chairman, Financial Accounting Standards Board	✓	C	M	M	M
Bruce Van Saun Chairman and Chief Executive Officer, Citizens Financial Group, Inc.	✓	M	M	M

✓ Independent                C: Chairman                M: Member

*	Mr. Howell was elected to the Board of Directors effective March 15, 2021. Mr. Howell will join the Board’s Audit, Compensation & Human Resources and Governance & Nominating Committees.

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SUSTAINABILITY

Moody’s manages its business with the goal of delivering value to all of its stakeholders, including its customers, employees, business partners, local communities and stockholders. As part of this effort, Moody’s advances sustainability by considering environmental, social, and governance (“ESG”) factors throughout its operations and products and services. It uses its expertise and assets to make a positive difference through technology tools, research and analytical services that help other organizations and the investor community better understand the links between sustainability considerations and the global markets. Moody’s efforts to promote sustainability-related thought leadership, assessments and data to market participants include following the policies of recognized sustainability organizations that develop standards or frameworks and/or evaluate and assess performance, including Global Reporting Initiative and Sustainability Accounting Standards Board. The Company also issues an annual report on how the Company has implemented the Task Force on Climate-related Financial Disclosures (“TCFD”) recommendations. Moody’s sustainability-related achievements in 2020 included the following:

•	established science-based targets for reducing greenhouse gas (GHG) emissions and received validation for such targets from Science Based Targets initiative

•	published Moody’s Decarbonization Plan

•	introduced sustainability-related performance goals for determining compensation of certain senior executives

The Moody’s Decarbonization Plan was developed by management and is provided as Appendix A in connection with the advisory “Say-on-Climate Plan” proposal. Management joins the Board in its support of the proposal.

The Board oversees sustainability matters, with assistance from the Audit and Governance & Nominating Committees, as part of its oversight of management and the Company’s overall strategy. The Board also oversees Moody’s policies for assessing and managing our exposure to risk, including climate-related risks such as business continuity disruption or reputational and credibility concerns stemming from incorporation of climate-related risks into the credit methodologies and credit ratings of Moody’s Investors Service, Inc. (“Moody’s Investors Service” or “MIS”). Such oversight is supported by assistance from the Audit and Governance & Nominating Committees:

Audit Committee. Oversees financial, risk, accounting and other disclosures made in the Company’s annual and quarterly reports related to sustainability.

Governance & Nominating Committee. Oversees sustainability matters, including significant issues of corporate social and environmental responsibility, as they pertain to the Company’s business and to long-term value creation for the Company and its stockholders, and makes recommendations to the Board regarding these issues

Expanded voluntary sustainability disclosure in the 10-K and 10-Q Development of a robust ESG strategy for the Company

HUMAN CAPITAL

As a global integrated risk assessment firm, attracting, supporting and retaining skilled talent is essential to the Company’s success. Moody’s addresses these goals by: (i) promoting diversity, equity and inclusion among employees; (ii) seeking to provide market-competitive compensation and benefits

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and rewarding employees for their contributions to the Company’s strategic and operational goals; (iii) offering wellness programs; (iv) supporting employee learning, development and skills enhancement; and (v) advancing employee engagement.

Diversity, Equity and Inclusion

The Company’s key objectives include: (i) incorporating diversity, equity and inclusion into Moody’s business strategy; (ii) establishing leadership accountability with respect to diversity including through executive compensation programs; (iii) working to increase diverse representation, e.g., women and ethnic groups; (iv) continuing to advance women and ethnically diverse employees in leadership roles; (v) enhancing employee training in diversity and inclusion matters; (vi) promoting equal employment opportunities in all aspects of employment; (vii) designing the Company’s compensation practices to provide equal pay for equal work; and (vii) incorporating market standards, role, experience and performance into compensation decisions. The executive leadership team’s focus on these items is vital to attract, support and retain its skilled talent.

Moody’s compensation programs are designed to foster and maintain a strong, capable, experienced and motivated global workforce. An important element of the Company’s compensation philosophy is aligning compensation to local market standards so that it can attract and retain the highly-skilled talent needed to thrive. Compensation is determined by factoring in both the Company’s financial performance as well as a qualitative assessment of strategic and operational metrics tied to key non-financial business objectives.

Compensation

Benefits and Wellness Programs

Moody’s is committed to providing competitive benefits programs designed to care for all employees and their families. The Company’s comprehensive programs offer resources for physical and mental health that promote preventive care, awareness and support a healthy lifestyle. The Company also promotes financial wellness and provides for flexible work arrangements. Beyond delivering health, welfare, retirement benefits, and paid vacation and sick days, the Company extends other benefits to supports its employees and their families.

The Company views learning and education as an investment in its people that aligns their professional goals and interests with the success of the firm, and helps to retain talent over the longer-term. A number of training programs are available, including leadership development, professional skills development, technical skills, as well as compliance training.

Learning & Development

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CORPORATE GOVERNANCE

In order to address evolving best practices and new regulatory requirements, the Board of Directors reviews its corporate governance practices and the charters for its standing committees at least annually. After performing its annual governance review for 2020, the Board determined to amend the Company’s Corporate Governance Principles and its charters for the Audit, Governance & Nominating, Compensation & Human Resources and Executive Committees. A copy of the Corporate Governance Principles is available on the Company’s website at www.moodys.com under the headings “About Us—Investor Relations—Corporate Governance—Other Governance Documents.” Copies of the charters of the Audit Committee, the Governance & Nominating Committee, the Compensation & Human Resources Committee and the Executive Committee are available on the Company’s website at www.moodys.com under the headings “About Us—Investor Relations—Corporate Governance—Charter Documents.” Print copies of the Corporate Governance Principles and the committee charters may also be obtained upon request, addressed to the Corporate Secretary of the Company at 7 World Trade Center at 250 Greenwich Street, New York, New York 10007. The Audit Committee, the Governance & Nominating Committee and the Compensation & Human Resources Committee assist the Board in fulfilling its responsibilities, as described below. The Executive Committee has the authority to exercise the powers of the Board when it is not in session (subject to applicable law, rules and regulations, and the Company’s Certificate of Incorporation and By-Laws), advises management and performs other duties delegated to it by the Board from time to time.

BOARD MEETINGS AND COMMITTEES

During 2020, the Board of Directors met nine times. The Board had four standing committees: an Audit Committee, a Governance & Nominating Committee, a Compensation & Human Resources Committee and an Executive Committee. All incumbent directors attended more than 90% of the total number of meetings of the Board and of all Board committees on which they served in 2020.

Please refer to page 15 for additional information regarding the Audit Committee, page 18 for additional information regarding the Governance & Nominating Committee and page 18 for additional information regarding the Compensation & Human Resources Committee. The Executive Committee did not meet in 2020. Directors are encouraged to attend the Annual Meeting. All individuals elected to the Board at the Company’s 2020 annual meeting of stockholders attended the meeting.

RECOMMENDATION OF DIRECTOR CANDIDATES

The Governance & Nominating Committee considers and makes recommendations to the Board regarding the size, structure, composition and functioning of the Board and engages in succession planning for the Board and key leadership roles on the Board and its committees. The Governance & Nominating Committee is also responsible for overseeing processes for the selection and nomination of director candidates. The Governance & Nominating Committee periodically reviews the skills, experience, characteristics and other criteria for identifying and evaluating directors, and recommends these criteria to the Board. The Governance & Nominating Committee will consider director candidates recommended by stockholders of the Company and may also engage independent search firms from time to time to assist in identifying and evaluating potential director candidates. In considering a candidate for Board membership, whether proposed by stockholders or otherwise, the Governance & Nominating Committee examines the candidate’s business experience, qualifications, attributes and skills relevant to the management and oversight of the Company’s business, independence, the ability to represent diverse stockholder interests, judgment, integrity, the ability to commit sufficient time and attention to Board activities, and the absence of any potential conflicts with the Company’s business and interests. The Committee also seeks diverse occupational and personal backgrounds for the

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Board. See “Qualifications and Skills of Directors” on page 24 and “Director Nominees” beginning on page 25 for additional information on the Company’s directors. To have a candidate considered by the Governance & Nominating Committee, a stockholder must submit the recommendation in writing and must include the following information:

•	The name of the stockholder and evidence of the stockholder’s ownership of Company stock, including the number of shares owned and the length of time of ownership; and

•

The name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a director of the Company, and the candidate’s consent to be named as a director if selected by the Governance & Nominating Committee and nominated by the Board.

The stockholder recommendation and information described above must be sent to the Corporate Secretary of the Company at 7 World Trade Center at 250 Greenwich Street, New York, New York 10007 or emailed to corporatesecretary@moodys.com, and must be received by the Corporate Secretary not less than 120 days prior to the first anniversary of the Company’s most recent annual meeting of stockholders. For the Company’s 2022 annual meeting of stockholders, this deadline is December 21, 2021.

The Governance & Nominating Committee identifies potential nominees by asking current directors and executive officers to notify the Committee if they become aware of persons who meet the criteria described above and might be available to serve on the Board. As described above, the Committee will also consider candidates recommended by stockholders on the same basis as those from other sources. The Governance & Nominating Committee, from time to time, may engage firms that specialize in identifying director candidates for the Committee’s consideration.

Once a person has been identified by or for the Governance & Nominating Committee as a potential candidate, the Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Governance & Nominating Committee determines that the candidate warrants further consideration, the chairman or another member of the Committee contacts the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the Governance & Nominating Committee requests information from the candidate, reviews the candidate’s accomplishments and qualifications, including in light of any other candidates whom the Committee might be considering, and conducts one or more interviews with the candidate. In certain instances, Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate’s accomplishments.

DIRECTOR EDUCATION

The Company provides all new directors with an initial orientation session, which includes a comprehensive overview of the Company and the opportunity to meet with key leaders of the organization such as the Chief Executive Officer, Chief Financial Officer, General Counsel, the Presidents of MIS and Moody’s Analytics, Inc. (“Moody’s Analytics” or “MA”), the Chief Strategy Officer, the Chief Audit Executive, the Chief Technology Officer and the Controller. This orientation includes, among other topics, an overview of the Company’s business, including MIS and MA, corporate governance, compliance program, strategy, technology and cybersecurity, enterprise risk management, and legal and regulatory matters.

Board and committee meetings, industry and corporate governance update presentations, periodic reports from the Company’s businesses and external training programs also provide the Company’s directors with continuing education throughout their tenure. The Company reimburses

8	MOODY’S 2021 PROXY STATEMENT

directors for expenses associated with attendance at external education programs. In 2020, several directors participated with management in a diversity and inclusion training seminar.

BOARD LEADERSHIP STRUCTURE

The Board periodically reviews its leadership structure to evaluate whether the structure remains appropriate and make a determination regarding whether or not to separate the roles of Chairman and Chief Executive Officer based upon the circumstances. The Company’s Corporate Governance Principles permit the roles of Chairman and Chief Executive Officer to be filled by a single person or different individuals. This flexibility allows the Board to review the structure of the Board periodically and determine whether to separate the two roles based upon the Company’s needs and circumstances from time to time.

In 2020, in connection with the retirement of Mr. McDaniel as President and Chief Executive Officer of the Company, and the Board’s election of Mr. Fauber to succeed him, the Board determined to separate the roles of Chairman and Chief Executive Officer. By separating these roles, Mr. Fauber will be able to focus on executing the Company’s strategy as the Company’s President and Chief Executive Officer, and Mr. McDaniel, whom the Board has appointed as non-executive Chairman of the Board, will be able to devote his attention to matters of Board oversight and governance and support a smooth transition as Mr. Fauber moves into his role. In addition, in connection with this transition and in light of the Board’s continued belief that strong, independent Board leadership is a critical aspect of effective corporate governance, the Board amended the Corporate Governance Principles to provide that, whenever and for so long as the Chairman is not an independent director, the independent directors will appoint an independent director to serve as the Lead Independent Director. In 2020, the independent directors appointed Mr. Forlenza to serve as Lead Independent Director for a term expiring at the Annual Meeting.

The role of Lead Independent Director is designed to support the Company’s strong, independent Board leadership and enhance candor and communication between the independent members of the Board, the non-executive Chairman, and the Company’s Chief Executive Officer. In support of this goal, the Lead Independent Director has a robust set of responsibilities, including:

•	Presiding at meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors;

•	Setting the agenda for executive sessions;

•	Reviewing and approving the agenda, materials, and schedule for Board meetings, as well as other information sent to the Board;

•	Serving as principal liaison among the independent directors and on Board-wide issues between the independent directors and the Chairman or Chief Executive Officer; and

•	Being available for consultation and communication with major stockholders, as appropriate.

In addition to Mr. Forlenza’s role as Lead Independent Director, he also serves as chairman of the Governance & Nominating Committee.

CODES OF BUSINESS CONDUCT AND ETHICS

The Company has adopted a code of ethics that applies to its Chief Executive Officer, Chief Financial Officer and Controller, or persons performing similar functions. The Company has also adopted a code of business conduct and ethics that applies to the Company’s directors, officers and

MOODY’S 2021 PROXY STATEMENT	9

employees. A current copy of each of these codes is available on the Company’s website at www.moodys.com under the headings “About Us—Investor Relations—Corporate Governance—Other Governance Documents.” A copy of each is also available in print to stockholders upon request, addressed to the Corporate Secretary of the Company at 7 World Trade Center at 250 Greenwich Street, New York, New York 10007. The Company intends to satisfy disclosure requirements regarding any amendments to, or waivers from, the codes of ethics by posting such information on the Company’s website at www.moodys.com under the headings “About Us—Investor Relations—Corporate Governance—Other Governance Documents.”

DIRECTOR INDEPENDENCE

To assist it in making determinations of a director’s independence, the Board has adopted independence standards that are set forth below and are included in the Company’s Corporate Governance Principles. The Board has determined that Mr. Anderson, Mr. Bermudez, Ms Esperdy, Mr. Forlenza, Ms Hill, Dr. McKinnell, Ms Seidman and Mr. Van Saun and thus a majority of the directors on the Board, are independent under these standards, as is Mr. Howell who will join the Board effective March 15, 2021. In addition, the Board had previously determined that Mr. Gerrit Zalm, who retired from the Board effective April 21, 2020, the date of Moody’s 2020 annual meeting, was independent under these standards. The standards adopted by the Board incorporate the director independence criteria included in the New York Stock Exchange (the “NYSE”) listing standards, as well as additional criteria established by the Board. The Audit Committee, the Governance & Nominating Committee and the Compensation & Human Resources Committee are composed entirely of independent directors. In accordance with NYSE requirements and the independence standards adopted by the Board, all members of the Audit Committee and the Compensation & Human Resources Committee meet additional heightened independence standards applicable to audit committee and compensation committee members.

An “independent” director is a director whom the Board has determined has no material relationship with the Company or any of its consolidated subsidiaries (for purposes of this section, collectively referred to as the “Company”), either directly, or as a partner, stockholder or officer of an organization that has a relationship with the Company. For purposes of this definition, the Board has determined that a director is not independent if:

1.

the director is, or in the past three years has been, an employee of the Company, or an immediate family member of the director is, or in the past three years has been, an executive officer of the Company;

2.

(a) the director, or an immediate family member of the director, is a current partner of the Company’s outside auditor; (b) the director is a current employee of the Company’s outside auditor; (c) a member of the director’s immediate family is a current employee of the Company’s outside auditor and personally works on the Company’s audit; or (d) the director or an immediate family member of the director was in the past three years a partner or employee of the Company’s outside auditor and personally worked on the Company’s audit within that time;

3.

the director, or a member of the director’s immediate family, is or in the past three years has been, an executive officer of another company where any of the Company’s present executive officers serves or served on the compensation committee at the same time;

4.

the director, or a member of the director’s immediate family, has received, during any 12-month period in the past three years, any direct compensation from the Company in excess of $120,000, other than compensation for Board service, compensation received by

10	MOODY’S 2021 PROXY STATEMENT

the director’s immediate family member for service as an employee (other than an executive officer) of the Company, and pension or other forms of deferred compensation for prior service with the Company;

5.

the director is a current executive officer or employee, or a member of the director’s immediate family is a current executive officer of another company that makes payments to or receives payments from the Company, or during any of the last three fiscal years, has made payments to or received payments from the Company, for property or services in an amount that, in any single fiscal year, exceeded the greater of $1 million or 2% of the other company’s consolidated gross revenues; or

6.

the director, or the director’s spouse, is an executive officer of a non-profit organization to which the Company or the Company foundation makes, or in the past three years has made, contributions that, in any single fiscal year, exceeded the greater of $1 million or 2% of the non-profit organization’s consolidated gross revenues. (Amounts that the Company foundation contributes under matching gifts programs are not included in the contributions calculated for purposes of this standard.)

An “immediate family” member includes a director’s spouse, parents, children, siblings, mother- and father-in-law, sons- and daughters-in-law, brothers- and sisters-in-law, and anyone (other than a domestic employee) who shares the director’s home.

In addition, a director is not considered independent for purposes of serving on the Audit Committee, and may not serve on the Audit Committee, if the director: (a) accepts, directly or indirectly, from Moody’s Corporation or any of its subsidiaries, any consulting, advisory, or other compensatory fee, other than Board and committee fees and fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with Moody’s Corporation; or (b) is an “affiliated person” of Moody’s Corporation or any of its subsidiaries; each as determined in accordance with SEC regulations.

Furthermore, in determining whether a director is considered independent for purposes of serving on the Compensation & Human Resources Committee, the Board must consider all factors specifically relevant to determining whether the director has a relationship with the Company that is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (a) the source of the director’s compensation, including any consulting, advisory or other compensatory fee paid by the Company to the director; and (b) whether the director is affiliated with Moody’s Corporation, any of its subsidiaries or an affiliate of any subsidiary; each as determined in accordance with SEC regulations.

In assessing independence, the Board took into account that Mr. Bermudez, Ms Esperdy, Mr. Forlenza, Ms Hill, Ms Seidman and Mr. Van Saun each served during 2020, or currently serves (and that Mr. Zalm served, prior to his retirement from the Board), as directors, employees or trustees of entities that are rated or have issued securities rated by Moody’s Investors Service, as listed in the Company’s Director and Shareholder Affiliation Policy posted on the Company’s website under the headings “About Moody’s—Investor Relations—Investor Relations Home—Corporate Governance—Other Governance Documents,” and that in 2020 the associated fees from each such entity accounted for less than 1% of annual revenues of the Company and each of the other entities. The Board also took into account Mr. Howell’s service as an employee of an entity that is rated or have issued securities rated by Moody’s Investors Service and that in 2020 the associated fees from such entity also accounted for less than 1% of annual revenues of the Company and each of the other entities. In addition, the Board took into account that the Company from time to time engages in business with entities where one of our directors, director candidates or their immediate family members are

MOODY’S 2021 PROXY STATEMENT	11

employed or have other relationships. The Board found nothing in the relationships to be contrary to the standards for determining independence as contained in the NYSE’s requirements and the Company’s Corporate Governance Principles. A copy of these standards is found in Attachment A to the Company’s Corporate Governance Principles on the Company’s website at www.moodys.com under the headings “About Moody’s—Investor Relations—Investor Relations Home—Corporate Governance—Other Governance Documents.”

BOARD AND COMMITTEE EVALUATION PROCESS

The Company’s Board and committee evaluation process is summarized below. The topics considered during the evaluation include Board effectiveness in overseeing key areas, such as strategy and risk, performance of committees’ duties under their respective charters, Board and committee operations, and individual director performance.

1

Review of Evaluation Process. The Governance & Nominating Committee annually reviews the evaluation process, including the evaluation method, to ensure that constructive feedback is solicited on the performance of the Board, its Committees, and individual directors.

2

Questionnaire and One-on-One Interviews. The Board, the Audit Committee, the Compensation & Human Resources Committee and the Governance & Nominating Committee each conducts an annual self-evaluation through the use of a written questionnaire. All directors, other than the Chairman, also evaluate Chairman performance through a written questionnaire. All questionnaires include open-ended questions to solicit direct feedback and the responses are collected on an unattributed basis. In addition, the Chairman conducts annual interviews with each non-management director to discuss individual Board member performance.

3

Summary of Written Evaluations. Directors’ responses to the questionnaires are aggregated without attribution and shared with the full Board and the applicable committees. All responses, including written comments, are provided along with an overview of the high and low scores on various topics.

4

Board and Committee Review. Using aggregated results as a reference, the Audit Committee and the Compensation & Human Resources Committee discuss their respective results. Discussions of the Board, Chairman and Governance & Nominating Committee results occur at the Governance & Nominating Committee. Following the committee-level discussions, all evaluation results and feedback, including those from the one-on-one interviews and the Chairman evaluation questionnaire, are discussed by the full Board.

5	Actions. The Board decides on specific actions to incorporate feedback received, including making any appropriate changes to Board- and committee-related practices.

Every three years, an independent third party is engaged to conduct the evaluations in the form of confidential interviews with individual directors in lieu of the written questionnaire. In 2020, an external counsel conducted the annual Board and committee evaluation and provided to the Board an overview of the responses, including a discussion of development opportunities and a summary of the most significant results organized by topic.

THE BOARD’S ROLE IN THE OVERSIGHT OF COMPANY RISK

The Board of Directors oversees the Company’s enterprise-wide approach to the major risks facing the Company and, with the assistance of the Audit Committee and the Compensation & Human

12	MOODY’S 2021 PROXY STATEMENT

Resources Committee, oversees the Company’s policies for assessing and managing its exposure to risk. The Audit Committee reviews the Company’s policies with respect to enterprise-wide risk assessment and risk management, financial and compliance risks, including risks relating to internal controls and cyber risks, and major legislative and regulatory developments that could materially affect the Company. The Audit Committee reviews the implementation and effectiveness of the Company’s enterprise risk management program with the Chief Risk Officer. In addition, the Board periodically reviews these risks and, with the assistance of the Audit Committee, the Company’s risk management processes, including in connection with its review of the Company’s strategy. The Board’s responsibilities include reviewing the Company’s practices with respect to risk assessment and risk management and reviewing contingent liabilities and risks that may be material to the Company. The Compensation & Human Resources Committee oversees management’s assessment of whether the Company’s compensation structure, policies and programs create risks that are reasonably likely to have a material adverse effect on the Company and reviews the results of this assessment.

Under the oversight of the Board and its committees, the Chief Executive Officer has established an Enterprise-Wide Risk Committee, comprised of the Chief Executive Officer and his direct reports, which include the Chief Risk Officer. The Enterprise-Wide Risk Committee reviews the work of the Enterprise Risk Function that is managed by the Chief Risk Officer. The Chief Risk Officer oversees risk officers for the Company’s two business segments, MIS and MA, and the support functions in Moody’s Shared Services, Inc. who periodically report on risks and their mitigations within their areas of responsibility. Among other things, the Enterprise Risk Function is responsible for identifying and monitoring existing and emerging risks that are important to the achievement of the Company’s strategic and operative objectives; reviewing appropriate polices, monitoring and reporting frameworks to support effective management of important risks; reviewing and evaluating the effectiveness of management processes and action plans to address such risks; advising on and recommending to executive management any significant actions or initiatives that they believe are necessary to effectively manage risk; and seeing that activities of discrete risk management disciplines within the Company are appropriately coordinated. The Chief Risk Officer presented the Enterprise Risk Committee’s analysis to the directors six times in 2020. Additionally, the Audit Committee, the Governance & Nominating Committee and the Compensation & Human Resources Committee reviewed risks within their areas of responsibility at separate meetings in 2020. Significant risk issues evaluated by and/or major changes proposed by the Enterprise-Wide Risk Committee and the Chief Risk Officer are discussed at various Board meetings throughout the year.

EXECUTIVE SESSIONS

The independent directors routinely meet in executive session at regularly scheduled Board meetings. Vincent A. Forlenza, the Board’s Lead Independent Director, establishes the agenda for and presides at these sessions and has the authority to call additional sessions as appropriate.

COMMUNICATIONS WITH DIRECTORS

The Board of Directors has established a process to receive communications from stockholders and other interested parties. Stockholders and other interested parties may communicate with the Board of Directors or with all non-management directors as a group, or with a specific director or directors (including the Chairman of the Board), by writing to them c/o the Corporate Secretary of the Company at 7 World Trade Center at 250 Greenwich Street, New York, New York 10007 or sending an email to corporatesecretary@moodys.com.

MOODY’S 2021 PROXY STATEMENT	13

The Board has instructed the Corporate Secretary to review correspondence directed to the Board of Directors and, at the Corporate Secretary’s discretion, to forward items that she deems to be appropriate for the Board’s consideration.

SUCCESSION PLANNING

The Board and the Compensation & Human Resources Committee review succession planning annually in conjunction with the Board’s review of strategic planning. The Board conducted extensive discussions regarding the CEO transition as well as succession planning and development of the senior leadership group. In addition, in light of the COVID-19 pandemic, the Board also reviewed the Company’s business continuity plans, which included emergency succession plans for key executives.

ANTI-HEDGING AND ANTI-PLEDGING POLICY; SHORT SALES AND OTHER SPECULATIVE TRADES

All executive officers, directors and their family members are subject to a securities trading policy under which they are prohibited from hedging and pledging Moody’s securities, including any publicly traded securities of a Moody’s subsidiary. The term “family member” is defined in the Company’s policy against insider trading and generally includes family members or entities that hold, purchase or sell Company stock that is attributed to the director or officer. Specifically, the following activities are prohibited under the policy:

•

Making “short sales” of Moody’s securities. A short sale has occurred if the seller: (i) does not own the securities sold; or (ii) does own the securities sold, but does not deliver or transmit them within the customary settlement period.

•

Engaging in short-term or speculative transactions or entering into any transaction (including purchasing or selling forward contracts, equity swaps, puts or calls) that is designed to offset any decrease in the market value of or is otherwise based on the price of Moody’s securities.

•	Holding Moody’s securities in margin accounts, buying Moody’s securities on margin or pledging Moody’s securities as collateral for a loan.

Employees who are not executive officers (and their family members) are prohibited from: (i) making short sales of Moody’s securities; (ii) buying Moody’s securities on margin or in any account in which a financial firm lends cash to purchase the securities; and (iii) engaging in short-term or speculative transactions involving Moody’s securities, including buying or selling put or call options and entering into other derivative transactions involving Moody’s securities. The restrictions in clause (iii) do not prohibit the exercise of Moody’s stock options that employees receive in connection with their compensation.

RULE 10B5-1 TRADING PLANS

The Chief Executive Officer, Chief Financial Officer and certain other officers of the Company enter into Rule 10b5-1 stock trading plans from time to time. These plans allow executives to adopt predetermined procedures for trading shares of Company stock in advance of learning any material non-public information. The use of these trading plans permits diversification, retirement and tax planning activities. The transactions under the plans are disclosed publicly through Form 4 filings with the SEC.

14	MOODY’S 2021 PROXY STATEMENT

THE AUDIT COMMITTEE

The Audit Committee represents and assists the Board of Directors in its oversight responsibilities relating to: the integrity of the Company’s financial statements and the financial information provided to the Company’s stockholders and others; the Company’s compliance with legal and regulatory requirements; the Company’s internal controls; the Company’s policies with respect to risk assessment and risk management, and the review of contingent liabilities and risks that might be material to the Company; and the audit process, including the qualifications and independence of the Company’s principal external auditors (the “Independent Auditors”), and the performance of the Independent Auditors and the Company’s internal audit function.

Oversight of Audit Processes

As part of the Audit Committee’s oversight of the audit process, the Audit Committee and its Chairman are directly involved in the selection of the lead engagement partner when there is a rotation required under applicable rules, and the Audit Committee reviews and concurs in the appointment and compensation of the head of the Company’s internal audit function (the “Chief Audit Executive”). The Committee also approves the fees and terms associated with the retention of the Independent Auditors to perform the annual engagement. In determining whether to approve services proposed to be provided by the Independent Auditors, the Committee is provided with summaries of the services, the fee associated with each service as well as information regarding incremental fees to be approved. The Committee also receives benchmarking data for audits of companies of similar sizes and audits of comparable complexity in order to determine the reasonableness of the proposed fees.

Responsibilities under the Audit Committee Charter

In fulfilling the responsibilities under its charter, the Audit Committee:

•

Discusses with, and receives regular status reports from, the Independent Auditors and the Chief Audit Executive on the overall scope and plans for their audits, including their scope and plans for evaluating the effectiveness of internal control over financial reporting. Also receives regular updates on the Company’s internal control over financial reporting, and discusses with management and the Independent Auditors their evaluations and conclusions with respect to internal control over financial reporting.

•

Meets with the Independent Auditors and the Chief Audit Executive, with and without management present, to discuss the results of their respective audits, in addition to holding meetings with members of management, including the General Counsel.

•	Reviews significant accounting policies, critical estimates and disclosures with management and the Independent Auditors, including the implementation of any new accounting standards or requirements.

•

Reviews and discusses with management and the Independent Auditors the Company’s earnings press releases and periodic filings made with the SEC, including the use of information that is provided to enhance understanding of the results presented in accordance with GAAP.

•	Oversees financial, risk and other disclosures made in the Company’s annual and quarterly reports related to sustainability.

•	Oversees the implementation of new financial reporting systems and their related internal controls.

MOODY’S 2021 PROXY STATEMENT	15

•

Reviews the Company’s financial and compliance risks, including, but not limited to, risks relating to internal controls and cyber risks. The Chairman of the Audit Committee holds a CERT Certificate in Cybersecurity Oversight, issued by the CERT Division of the Software Engineering Institute at Carnegie Mellon University.

•

Receives periodic reports on the effectiveness of the Company’s compliance program and regular status reports on compliance issues, including reports required by the Audit Committee’s policy for the receipt and treatment of any complaints received by the Company regarding accounting, internal control, auditing and federal securities law matters.

•	Provides input regarding the annual evaluation of the Chief Audit Executive.

•	Reviews its charter annually and conducts an annual self-evaluation to assess its performance.

The Audit Committee also has the authority, at the Company’s expense, to engage its own outside advisors, including experts in particular areas of accounting, as it determines appropriate.

Ongoing Assessment of the Independent Auditors

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the Independent Auditors and, as such, the Independent Auditors report directly to the Audit Committee. KPMG LLP has served as the Company’s Independent Auditors since 2008, and was re-appointed at the conclusion of a competitive process that the Audit Committee conducted in 2019 to review the selection of the Company’s Independent Auditors. In selecting the Independent Auditors, the Committee considered the relative costs, benefits, challenges, potential impact, and overall advisability of selecting different Independent Auditors. In addition, the Audit Committee conducts an annual performance assessment of the Independent Auditors, seeking performance feedback from all the members of the Committee as well as from officers with audit-related responsibilities. The factors the Audit Committee considered in conducting this assessment included: independence, objectivity and integrity; quality of services and the ability to meet performance delivery dates; responsiveness and ability to adapt; proactivity in identification of opportunities and risks; performance of the lead engagement partners as well as other team members; technical expertise; understanding of the Company’s business and industry; effectiveness of their communication; sufficiency of resources; fee levels in light of the services rendered; and management feedback.

Policy on Pre-Approval of Independent Auditors Fees

The Audit Committee has established a policy setting forth the requirements for the pre-approval of audit and permissible non-audit services to be provided by the Independent Auditors. Under the policy, the Audit Committee pre-approves the annual audit engagement terms and fees, as well as any other audit services and specified categories of non-audit services, subject to certain pre-approved fee levels. Any fee overruns in excess of the established thresholds are presented to the Audit Committee for approval. In addition, pursuant to the policy, the Audit Committee authorized its Chairman to pre-approve other audit and permissible non-audit services in 2020 up to $250,000 per engagement and a maximum of $500,000 per year. The policy requires that the Audit Committee Chairman report any pre-approval decisions to the full Audit Committee at its next scheduled meeting. For the year ended December 31, 2020, the Audit Committee or its Chairman pre-approved all of the services provided by the Independent Auditors, which are described on page 32. The Audit Committee also is responsible for overseeing the audit fee negotiation associated with the retention of the Independent Auditors to perform the annual audit engagement.

16	MOODY’S 2021 PROXY STATEMENT

Notable Actions in 2020

During 2020, the Audit Committee continued to review and oversee the expansion of voluntary sustainability disclosures in the Company’s periodic filings with the SEC and certain other external reports that reflect recommendations from sustainability assessment organizations. Such disclosure included details regarding the Company’s human capital management provided in the Company’s Form 10-K for the year ended December 31, 2020.

The members of the Audit Committee are Ms Seidman (Chairman), Mr. Anderson, Mr. Bermudez, Ms Esperdy, Mr. Forlenza, Ms Hill, Dr. McKinnell and Mr. Van Saun, each of whom is independent under NYSE and SEC rules and the Company’s Corporate Governance Principles. The Board of Directors has determined that each of Mr. Anderson, Mr. Bermudez, Ms Esperdy, Mr. Forlenza, Dr. McKinnell, Ms Seidman and Mr. Van Saun is an “audit committee financial expert” under the SEC’s rules. The Board has also determined that Mr. Howell is independent under the NYSE and SEC rules and the Company’s Corporate Governance Principles and qualifies as an “audit committee financial expert.” The Audit Committee held nine meetings during 2020.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed with management and the Independent Auditors the audited financial statements of the Company for the year ended December 31, 2020 (the “Audited Financial Statements”), management’s assessment of the effectiveness of the Company’s internal control over financial reporting, and the Independent Auditors’ evaluation of the Company’s system of internal control over financial reporting. In addition, the Audit Committee has discussed with KPMG LLP, which reports directly to the Audit Committee, the matters that independent registered public accounting firms must communicate to audit committees under applicable Public Company Accounting Oversight Board (“PCAOB”) standards.

The Audit Committee also has discussed with KPMG LLP its independence from the Company, including the matters contained in the written disclosures and letter required by applicable requirements of the PCAOB regarding independent registered public accounting firms’ communications with audit committees about independence. The Audit Committee also has discussed with management of the Company and KPMG LLP such other matters and received such assurances from them as it deemed appropriate. The Audit Committee also considers whether the rendering of non-audit services by KPMG LLP to the Company is compatible with maintaining the independence of KPMG LLP from the Company. The Company historically has used KPMG LLP for only a limited number of non-audit services each year.

Following the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the Audited Financial Statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 for filing with the SEC.

The Audit Committee

Leslie F. Seidman, Chairman

Basil L. Anderson

Jorge A. Bermudez

Thérèse Esperdy

Vincent A. Forlenza

Kathryn M. Hill

Henry A. McKinnell, Jr.

Bruce Van Saun

MOODY’S 2021 PROXY STATEMENT	17

THE GOVERNANCE & NOMINATING COMMITTEE

The Governance & Nominating Committee identifies and evaluates possible candidates to serve on the Board and recommends the Company’s director nominees for approval by the Board and the Company’s stockholders. The Governance & Nominating Committee also considers and makes recommendations to the Board of Directors concerning the size, structure, composition and functioning of the Board and its committees, oversees the evaluation of the Board, and develops and reviews the Company’s Corporate Governance Principles.

With respect to the evaluation of the Board, the Governance & Nominating Committee oversees a process for annually assessing the performance, contributions and the independence of incumbent directors in determining whether to recommend them for reelection to the Board. The Board, the Audit Committee, the Compensation & Human Resources Committee and the Governance & Nominating Committee, under that Committee’s oversight, each conduct an annual self-evaluation to assess its performance. The Chairman of the Board conducts annual interviews during which individual Board member evaluations are conducted.

In addition, the Governance & Nominating Committee oversees sustainability matters, including significant issues of corporate social and environmental responsibility, as they pertain to the Company’s business.

The members of the Governance & Nominating Committee are Mr. Forlenza (Chairman), Mr. Anderson, Mr. Bermudez, Ms Esperdy, Ms Hill, Dr. McKinnell, Ms Seidman and Mr. Van Saun, each of whom is independent under NYSE rules and under the Company’s Corporate Governance Principles. The Board also determined that Mr. Howell is independent under NYSE rules and the Company’s Corporate Governance Principles. The Governance & Nominating Committee met six times during 2020.

THE COMPENSATION & HUMAN RESOURCES COMMITTEE

The Compensation & Human Resources Committee oversees the Company’s overall compensation structure, policies and programs, assesses whether the Company’s compensation structure establishes appropriate incentives for management and employees, and considers the results of the most recent vote on the Company’s advisory resolution approving executive compensation. The Committee also oversees the evaluation of senior management, including by reviewing and approving performance goals for the Company’s Chief Executive Officer and other executive officers, and by evaluating their performance against approved goals, including goals relating to sustainability. The Committee oversees and makes the final decisions regarding compensation arrangements for the Chief Executive Officer and for certain other executive officers, including the named executive officers. The Chief Executive Officer makes recommendations to the Committee regarding the amount and form of executive compensation (except with respect to his compensation). In addition, the Chief Financial Officer presents at all regularly scheduled Committee meetings. For a description of this process, see the Compensation Discussion and Analysis (the “Compensation Discussion and Analysis” or “CD&A”), beginning on page 36.

The Committee administers and makes recommendations to the Board with respect to the Company’s incentive compensation and equity-based compensation plans that are subject to Board approval, including the Company’s key employees’ stock incentive plans. The Committee has authority, acting in a settlor capacity, to establish, amend and terminate the Company’s employee benefit plans, programs and practices, and to review reports from management regarding the funding, investments and other features of such plans, and the Committee delegates to management the responsibilities it has with respect to the Company’s employee benefit plans, programs and practices as the Committee

18	MOODY’S 2021 PROXY STATEMENT

deems appropriate. As discussed below, the Committee annually reviews the form and amount of compensation of directors for service on the Board and its committees and recommends any changes to the Board.

The Committee is empowered to retain, at the Company’s expense, such consultants, counsel or other outside advisors as it determines appropriate to assist it in the performance of its functions. In 2020, the Committee retained the services of Meridian Compensation Partners LLC (“Meridian”), an independent compensation consulting company, to provide advice and information about executive and director compensation, including the competitiveness of pay levels, executive compensation design and governance issues, and market trends, as well as technical and compliance considerations. Meridian reports directly and solely to the Compensation & Human Resources Committee. Meridian exclusively provides executive and director compensation consulting services and does not provide any other services to the Company.

The Committee regularly reviews the current engagements and the objectivity and independence of the advice that Meridian provides to the Committee on executive and director compensation. The Committee considered the six specific independence factors adopted by the SEC and the NYSE under Dodd-Frank and other factors it deemed relevant, and the Committee found no conflicts of interest or other factors that would adversely affect Meridian’s independence.

During 2020, management continued to engage Aon Consulting (formerly called Aon Hewitt) as management’s compensation consultant. Aon Consulting worked with the Chief Human Resources Officer and her staff to develop market data regarding Moody’s executive compensation programs. The Committee takes into account that Aon Consulting provides executive compensation-related services to management when it evaluates the information and analyses provided by Aon Consulting.

The members of the Compensation & Human Resources Committee are Ms Hill (Chairman), Mr. Anderson, Mr. Bermudez, Ms Esperdy, Mr. Forlenza, Dr. McKinnell, Ms Seidman and Mr. Van Saun, each of whom is independent under NYSE rules and under the Company’s Corporate Governance Principles. The Board also determined that Mr. Howell is independent under NYSE rules and the Company’s Corporate Governance Principles. The Compensation & Human Resources Committee met six times during 2020, which included one meeting in addition to the regularly scheduled Committee meetings.

REPORT OF THE COMPENSATION & HUMAN RESOURCES COMMITTEE

The Compensation & Human Resources Committee assists the Board in fulfilling its oversight responsibility relating to, among other things, establishing and reviewing compensation of the Company’s executive officers. In this context, the Compensation & Human Resources Committee reviewed and discussed with management the Company’s Compensation Discussion and Analysis, beginning on page 36. Following such reviews and discussions, the Compensation & Human Resources Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

The Compensation & Human Resources Committee

Kathryn M. Hill, Chairman

Basil L. Anderson

Jorge A. Bermudez

Thérèse Esperdy

Vincent A. Forlenza

Henry A. McKinnell, Jr.

Leslie F. Seidman

Bruce Van Saun

MOODY’S 2021 PROXY STATEMENT	19

RELATIONSHIP OF COMPENSATION PRACTICES TO RISK MANAGEMENT

When structuring its overall compensation practices for employees of the Company, consideration is given as to whether the structure creates incentives for risk-taking behavior and therefore affects the Company’s risk management practices. Attention is given to the elements and the mix of pay as well as seeing that employees’ compensation is aligned with stockholders’ value.

In order to assess whether the Company’s compensation practices and programs create risks that are reasonably likely to have a material adverse effect on the Company, management established a compensation risk committee led by the Chief Human Resources Officer to assess the risk related to the Company’s compensation plans, practices and programs. As part of this annual review, the compensation risk committee assessed the following items: (i) the relative proportion of variable to fixed components of compensation, (ii) the mix of performance periods (short-term, medium-term and long-term), (iii) the mix of payment mechanisms (cash, options, restricted stock units (“RSUs”), performance shares), (iv) the design of the incentive compensation programs, including the performance metrics used, linking the creation of value and earnings quality and sustainability, (v) the process of setting goals, degree of difficulty, spreads between thresholds, targets and maximum payouts, and ratios of payouts as a fraction of earnings, (vi) the maximum payout levels and caps, (vii) the clawback policy and other compensation-related governance policies, (viii) the retirement program design and (ix) the equity ownership and retention guidelines. These items were assessed in the context of the most significant risks currently facing the Company, to determine if the compensation plans, practices and programs incentivize employees to take undue risks. The committee then took into account controls and procedures that operate to monitor and mitigate against risk. The Chief Human Resources Officer presented the compensation risk committee’s conclusions to the Compensation & Human Resources Committee. These conclusions were also reviewed by the Compensation & Human Resources Committee’s independent compensation consultant, Meridian.

The Compensation & Human Resources Committee reviewed these conclusions through a risk assessment lens. As a result of these reviews, the Company does not believe that the Company’s compensation practices and programs create risks that are reasonably likely to have a material adverse effect on the Company, nor does it believe that the practices and programs are designed to promote undue risk taking.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Audit Committee is charged with monitoring and reviewing issues involving potential conflicts of interest, and reviewing and approving all related person transactions, as defined in applicable SEC rules. Under SEC rules, related persons include any director, executive officer, any nominee for director, any person owning 5% or more of the Company’s Common Stock, and any immediate family members of such persons. In addition, under the Company’s Code of Business Conduct and Code of Ethics, special rules apply to executive officers and directors who engage in conduct that creates an actual, apparent or potential conflict of interest. Before engaging in such conduct, such executive officers and directors must make full disclosure of all the facts and circumstances to the Company’s General Counsel and the Audit Committee Chairman, and obtain the prior written approval of the Audit Committee. All conduct is reviewed in a manner so as to (i) maintain the Company’s credibility in the market, (ii) maintain the independence of the Company’s employees and (iii) see that all business decisions are made solely on the basis of the best interests of the Company and not for personal benefit.

20	MOODY’S 2021 PROXY STATEMENT

COMPENSATION OF DIRECTORS

Our director compensation program is designed to compensate our non-employee directors fairly for work required for a company of our size and scope and to align their interests with the long-term interests of our stockholders. The Compensation & Human Resources Committee annually reviews the form and amount of the compensation of directors for service on the Board and its committees and recommends any changes to the Board. As part of its 2020 review, the Compensation & Human Resources Committee reviewed and considered data provided to the Committee by Meridian regarding the form and amount of compensation paid to non-management directors at the companies in Moody’s executive compensation peer group (as disclosed beginning on page 39 of this Proxy Statement). The comparative analysis included each element of the director pay program: the annual cash retainer, board and committee fees as well as equity awards. This analysis showed that Moody’s director compensation is competitively positioned relative to the median of its peer group. Its equity to cash ratio was found to be similar to the peer group average and, like many of its peers, Moody’s directors are subject to stock holdings requirements (a multiple of the cash retainer). Moody’s does not provide per-meeting fees for board and committee meetings or any non-chairman committee member fees.

As a result of this review, the Compensation & Human Resources Committee determined that compensation of directors on the Board and its committees is reasonable and appropriate as compared to the board members of peer companies.

The following table sets forth, for the fiscal year ended December 31, 2020, the total compensation of the non-management members of the Company’s Board of Directors. Neither Mr. McDaniel nor Mr. Fauber received any compensation for serving as a Moody’s director in 2020. Each of their compensation for services as Moody’s President and Chief Executive Officer and Chief Operating Officer, respectively, during the year is reflected in the Summary Compensation Table on page 57 of this Proxy Statement.

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)	All Other Compensation ($) (3)	Total ($)
Basil Anderson	$117,500	$180,030	—	$297,530
Jorge Bermudez	105,000	180,030	—	285,030
Thérèse Esperdy	105,000	180,030	—	285,030
Vincent Forlenza	123,750	180,030	—	303,780
Kathryn Hill	130,000	180,030	—	310,030
Henry McKinnell, Jr.	165,000	250,135	—	415,135
Leslie Seidman	130,000	180,030	—	310,030
Bruce Van Saun	105,000	180,030	—	285,030
Gerrit Zalm (4)	52,500	332,807 (5)	—	385,307

(1)

The Company’s non-management directors received an annual cash retainer of $105,000, payable in quarterly installments in 2020. The Chairmen of the Audit Committee, the Governance & Nominating Committee and the Compensation & Human Resources Committee each received an additional annual cash fee of $25,000, also payable in quarterly installments. Both Messrs. Anderson and Forlenza served as Chairmen of the Governance & Nominating Committee in 2020. The Chairman of the Board received an additional annual cash fee of $60,000. There were no separate meeting fees paid in 2020.

A non-management director may elect to defer receipt of all or a portion of his or her annual cash retainer until after termination of service on the Company’s Board of Directors. Deferred amounts are credited to an account and receive the rate of return earned by one or more investment options available under the Profit Participation Plan as selected by the director. Unless otherwise elected by the director at the time of deferral, upon a change

MOODY’S 2021 PROXY STATEMENT	21

in control of the Company, a lump-sum payment will be made to each director of the amount credited to the director’s deferred account on the date of the change in control. Any amount credited to the director’s deferred account from the date of the change in control to the date such director ceases to be a director will also be paid as a lump-sum within 30 days following such cessation of service.

(2)

On February 20, 2020, all then non-management directors, except Dr. McKinnell, received a grant of approximately $180,000 worth of RSUs issued from the 1998 Moody’s Corporation Non-Employee Directors’ Stock Incentive Plan (the “1998 Directors Plan”) which was equal to 642 RSUs. Also on February 20, 2020, Dr. McKinnell received a grant of approximately $250,000 worth of RSUs issued from the 1998 Directors Plan that was equal to 892 RSUs. The Compensation & Human Resources Committee authorized these RSU grants on February 10, 2020, and the grants were effective on February 20, 2020, the fifth trading day following the date of the public dissemination of the Company’s financial results for 2019. In each case, the number of RSUs was determined based on the award value computed in accordance with FASB ASC Topic 718. For additional information on how Moody’s accounts for equity-based compensation, see Note 16 to the financial statements as contained in the Company’s Annual Report on Form 10-K filed with the SEC on February 22, 2021.

The aggregate number of stock awards outstanding, including any accrued dividend equivalents, as of December 31, 2020 for each individual who served as a non-management director of the Company during 2020 was as follows:

Name	Number of Shares Underlying Options	Number of Shares of Unvested RSUs
Basil Anderson	—	648
Jorge Bermudez (a)	—	642
Thérèse Esperdy	—	648
Vincent Forlenza	—	648
Kathryn Hill (a)	—	642
Henry McKinnell, Jr.	—	900
Leslie Seidman (a)	—	642
Bruce Van Saun	—	648
Gerrit Zalm (a) (b)	—	—

(a)	Messrs. Bermudez and Zalm and Ms Hill and Ms Seidman have not elected to defer any RSU awards and receive accrued cash dividends upon vesting of their RSUs.

(b)

Mr. Zalm did not stand for re-election at the Company’s 2020 annual meeting of stockholders and ceased to be a director on April 21, 2020. The Compensation & Human Resources Committee approved accelerated vesting of his February 20, 2020 grant, effective as of April 21, 2020.

(3)

Perquisites and other personal benefits provided to each individual who served as a non-management director in 2020 were, in the aggregate, less than $10,000 per director. Each non-management director is reimbursed for travel, meals and hotel expenses incurred in connection with attending meetings of the Company’s Board of Directors or its committees. For the meetings held at the Company’s executive offices, the Company pays for travel for each non-management director and one guest of each director, as well as for their accommodations, meals, Company-arranged activities and other incidental expenses.

(4)	Mr. Zalm did not stand for re-election at the Company’s 2020 annual meeting of stockholders and ceased to be a director on April 21, 2020.

(5)

As permitted by the terms of his grant agreement, the Board accelerated the vesting of Mr. Zalm’s unvested RSUs upon his retirement. The incremental fair value of Mr. Zalm’s outstanding RSUs as of the modification date is included in the stock awards column in addition to the full grant date fair value of these awards as required by SEC disclosure rules. Mr. Zalm did not realize such reported value upon settlement of his awards.

22	MOODY’S 2021 PROXY STATEMENT

STOCK OWNERSHIP GUIDELINES FOR NON-MANAGEMENT DIRECTORS

Moody’s has adopted stock ownership guidelines for its executives, including the named executive officers and its non-management directors, encouraging them to acquire and maintain a meaningful stake in the Company. Moody’s believes that these guidelines encourage its executive officers and non-management directors to act as owners, thereby better aligning their interests with those of the Company’s stockholders.

•

The guidelines are intended to ensure an ownership level sufficient to assure stockholders of each director’s commitment to value creation, while satisfying an individual’s need for portfolio diversification.

•	Non-management directors are expected, within five years, to acquire and hold shares of the Company’s Common Stock equal in value to five times the annual cash retainer.

•	Restricted shares, RSUs and shares owned by immediate family members or through the Company’s tax-qualified savings and retirement plans count toward satisfying the guidelines.

•	Stock options, whether vested or unvested, do not count toward satisfying the guidelines.

As of December 31, 2020, each of the directors serving on that date was in compliance with the guidelines.

1998 MOODY’S CORPORATION NON-EMPLOYEE DIRECTORS’ STOCK INCENTIVE PLAN

The 1998 Directors Plan includes an annual grant limit on awards to individual directors, which is not to exceed “the lesser of 20,000 shares or shares with a fair market value of $400,000.” As disclosed in the Compensation of Directors table above, the fair market value of director grants have historically been below this amount.

MOODY’S 2021 PROXY STATEMENT	23

ITEM 1—ELECTION OF DIRECTORS

What is being voted on	Election of nine director nominees to the Board.
Board recommendation	The Board of Directors recommends a vote FOR the election of each of the director nominees.

The Board of Directors has nominated Jorge A. Bermudez, Thérèse Esperdy, Robert Fauber, Vincent A. Forlenza, Kathryn M. Hill, Lloyd W. Howell, Jr., Raymond W. McDaniel, Jr., Leslie F. Seidman and Bruce Van Saun, each for a one-year term expiring in 2022. Basil L. Anderson and Henry A. McKinnell, Jr., Ph.D., together with the rest of the Governance & Nominating Committee and the Board of Directors, determined collectively they will not stand for reelection at the Annual Meeting and will retire from the Board at the end of their current term. Accordingly, the Board will set the number of directors at nine, effective as of the Annual Meeting. If elected, the nominees will hold office until each of their terms expires and until a successor is elected and qualified. All but one of the nominees are currently members of the Board of Directors. In addition, the director nominees were previously elected by the stockholders with the exception of Mr. Fauber, who was newly appointed to the Board in October 2020 in connection with his election as President and CEO of Moody’s, and Mr. Howell, who was recommended by a third-party search firm and newly elected to join the Board effective March 15, 2021. The Governance & Nominating Committee evaluates the qualifications and skills of other potential candidates in light of the Board’s current composition and consideration of the Company’s current and future business and operations. The Company expects the nominees for election as director to be able to serve if elected. If a nominee is unable to serve, proxies may be voted for the election of such other person for director as the Board may recommend in the place of such nominee or just for the remaining nominees, leaving a vacancy. Alternatively, the Board may reduce the size of the Board.

QUALIFICATIONS AND SKILLS OF DIRECTORS

The Board believes that the Board, as a whole, should possess a combination of skills, professional experience and diversity of backgrounds necessary to oversee the Company’s business. In addition, the Board believes that there are certain attributes that every director should possess, as reflected in the Board’s membership criteria. Accordingly, the Board and the Governance & Nominating Committee consider the qualifications of directors and director candidates individually and in the broader context of the Board’s overall composition and the Company’s current and future business and operations.

The Governance & Nominating Committee is responsible for developing and recommending Board membership criteria to the Board for approval. The criteria, which are set forth in the Company’s Corporate Governance Principles, include the candidate’s:

•	business experience,

•	qualifications, attributes and skills relevant to the management and oversight of the Company’s business,

•	independence,

•	the ability to represent diverse stockholder interests,

•	judgment and integrity,

•	the ability to commit sufficient time and attention to Board activities, and

•	the absence of any potential conflicts with the Company’s business and interests.

24	MOODY’S 2021 PROXY STATEMENT

In addition, the Board and the Governance & Nominating Committee annually evaluate the composition of the Board to assess whether the skills, experience, characteristics and other criteria established by the Board are currently represented on the Board, and to assess the criteria that may be needed in the future, given the Company’s current situation and strategic plans. The Board and the Governance & Nominating Committee seek a diversity of occupational and personal backgrounds on the Board, including diversity with respect to demographics such as gender, race, ethnic and national background, geography, and age in order to obtain a range of viewpoints and perspectives. As part of the search process for each new director, the Governance & Nominating Committee includes women and minorities in the pool of candidates (and instructs any search firm the Committee engages to do so). The Committee also considers the special requirements of Moody’s Investors Service and its role in the securities markets. As an example, the Committee has determined that individuals who by profession actively manage securities portfolios could encounter conflicts of interests or give rise to the appearance of conflicts.

This annual evaluation of the Board’s composition enables the Board and the Governance & Nominating Committee to update the skills and experience they seek in the Board as a whole, and in individual directors, as the Company’s needs evolve and change over time, and to assess the effectiveness of efforts at promoting diversity. In identifying director candidates from time to time, the Board and the Governance & Nominating Committee may identify specific skills and experience that they believe the Company should seek in order to constitute a balanced and effective board.

In addition to a diversity of backgrounds, the Board believes it is important to have diversity of tenures represented on the Board. The Company’s director nominees have varied tenure that the Board believes facilitates and ensures effective oversight by balancing fresh perspectives and in-depth experience and knowledge about the Company.

In considering and nominating directors for election to the Board, the Board and the Governance & Nominating Committee have considered a variety of factors. These include the nominee’s independence, financial literacy, personal and professional accomplishments, experience in light of the needs of the Company and, for incumbent directors, past performance on the Board. In 2020, the Board retained a third-party search firm to assist the Governance & Nominating Committee in identifying and assessing potential Board candidates, based on the variety of factors and criteria considered by the Board. With respect to the Company’s director nominees standing for election, their biography as of the date of this Proxy Statement as well as their skills and qualifications that support their service on the Board are set forth below.

The Board of Directors recommends a vote FOR the election as directors of each of the nominees listed below.

DIRECTOR NOMINEES

JORGE A. BERMUDEZ

Director since April 2011

Jorge A. Bermudez, age 69, is a member of the Audit, Governance & Nominating and Compensation & Human Resources Committees of the Board of Directors. He served as Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008. Before serving as Chief Risk Officer, Mr. Bermudez was Chief Executive Officer of Citigroup’s

MOODY’S 2021 PROXY STATEMENT	25

Commercial Business Group in North America and Citibank Texas from 2005 to 2007. He served as Senior Advisor, Citigroup International from 2004 to 2006, as Chief Executive Officer of Citigroup Latin America from 2002 to 2004, Chief Executive Officer, eBusiness, Global Cash Management and Trade from 1998 to 2002 and Head of Citibank Corporate and Investment Bank, South America from 1996 to 1998. Mr. Bermudez joined Citigroup in 1975 and held leadership positions in other divisions, including equity investments, credit policy and corporate banking from 1984 to 1996. Mr. Bermudez currently is a member of the Texas A&M Foundation Board of Trustees (2014-present) and the Chairman of the Smart Grid Center Board at Texas A&M University, and also serves on the Board of Directors of AB Mutual Funds, overseeing approximately 70 funds within the mutual fund complex (January 2020-present). He served as a director of Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, the Association of Former Students, Texas A&M University from 2005 to 2012, the American Institute of Architects for the entirety of 2015, the Electric Reliability Council of Texas from 2010 to 2016. He serves as a director of the Community Foundation of Brazos Valley where he served as Chairman from July 2013 to June 2014 and currently serves as the chairman of the Investment Committee.

Mr. Bermudez brings a history of executive experience at a major international financial services company. As the head of risk for a major global financial institution, he was involved in the debt restructuring of various sovereigns around the world. He also managed a global business with a presence in over 100 countries. As a result, Mr. Bermudez brings a deep understanding of credit risk and years of financial expertise, as well as risk management experience, to the Board.

THÉRÈSE ESPERDY

Director since March 2019

Thérèse Esperdy, age 60, is a member of the Audit, Governance & Nominating and Compensation & Human Resources Committees of the Board of Directors. She held various executive roles at JPMorgan Chase & Co. (“JPMorgan”) from 1997 through 2015, including Global Chairman of Financial Institutions Group, Co-Head of Banking, Asia Pacific, and Head of Global Debt Capital Markets. Prior to her time at JPMorgan, Ms Esperdy started her banking career at Lehman Brothers. Ms Esperdy currently serves as the Non-Executive Chairman of Imperial Brands PLC (January 2020-present), where she was a Non-Executive Director and then Senior Independent Director (July 2016-December 2019). She also serves as an Independent Non-Executive Director at National Grid plc (March 2014-present) and is on the board of National Grid USA (May 2015-present).

Ms Esperdy’s extensive experience in global investment banking and financial markets provides her with strategic and financial expertise that is critical to overseeing the Company’s strategies. As a senior executive at JPMorgan, she played key roles in managing JPMorgan’s Asia and capital markets businesses through challenging financial climates. Her experiences and expertise enhance the Board’s ability to oversee the Company’s global operations and effectively manage risk.

ROBERT FAUBER

Director since October 2020

Robert Fauber, age 50, has served as the Company’s President and Chief Executive Officer since January 2021. Mr. Fauber joined the Board of Directors in October 2020 and he currently serves on the Executive Committee of the Board of Directors. Prior to serving as CEO, Mr. Fauber served as Chief Operating Officer from November 2019 to December 2020, as President of Moody’s Investors Service, Inc. from June 2016 to October 2019, as Senior Vice President—Corporate & Commercial Development of Moody’s Corporation from April 2014 to May 2016, and was Head of the MIS

26	MOODY’S 2021 PROXY STATEMENT

Commercial Group from January 2013 to May 2016. From April 2009 through April 2014, he served as Senior Vice President—Corporate Development of Moody’s Corporation. Mr. Fauber served as Vice President—Corporate Development from September 2005 to April 2009. Prior to joining Moody’s, Mr. Fauber served in several roles at Citigroup and its investment banking subsidiary Salomon Smith Barney from 1999 to 2005. From 1992 to 1996, Mr. Fauber worked at NationsBank (now Bank of America) in the middle market commercial banking group.

Mr. Fauber, who is both President and Chief Executive Officer of the Company, brings to the Board a wealth of experience in the financial services industry as well as an in-depth understanding of the operational and the strategic considerations for the Company.

VINCENT A. FORLENZA

Director since April 2018

Vincent A. Forlenza, age 67, is the Lead Independent Director, Chairman of the Governance & Nominating Committee, and a member of the Audit, Compensation & Human Resources and Executive Committees of the Board of Directors. He has served as a director of Becton, Dickinson and Company (“BD”), a global medical technology company, since 2011 and became Chairman of its board in 2012. Mr. Forlenza served as BD’s Chief Executive Officer from 2011 to January 2020 and President from 2009 to April 2017. Prior to that, Mr. Forlenza served as Chief Operating Officer from July 2010 to October 2011. Mr. Forlenza joined BD in 1980 and served in a number of different capacities, including strategic planning, business development, research and development, and general management in each of BD’s segments and in overseas roles. Mr. Forlenza is a member of the board of directors and former chairman of the Advanced Medical Technology Association (AdvaMed), an international medical technology trade organization. He is a member of the Board of Trustees of The Valley Health System and a member of the Board of Directors of the Quest Autism Foundation. He is also a member of the Board of Directors of CECP (Chief Executives for Corporate Purpose). He currently serves as a member of the Board of Trustees of Lehigh University since rejoining the Board in July 2020 after previously serving from 2011 to 2017.

Mr. Forlenza served as the chief executive officer of a public, global medical technology company for approximately nine years. He has also served as chairman of that company’s board since 2012. Prior to becoming chief executive officer, he was the chief operating officer and held various additional roles. He has experience leading a large global business in a regulated industry, including significant experience in large M&A transactions. He additionally brings experience in areas such as strategic planning, business development and new product development. His service as a director also contributes to his focus on corporate governance matters.

KATHRYN M. HILL

Director since October 2011

Kathryn M. Hill, age 64, is Chairman of the Compensation & Human Resources Committee and is a member of the Executive, Audit and Governance & Nominating Committees of the Board of Directors. Ms Hill has over 30 years of experience in business management and leading engineering and operations organizations. Ms Hill served in a number of positions at Cisco Systems, Inc. from 1997 to 2013, including, among others, Executive Advisor from 2011 to 2013, Senior Vice President, Development Strategy and Operations from 2009 to 2011, Senior Vice President, Access Networking and Services Group from 2008 to 2009 and Senior Vice President, Ethernet Systems and Wireless Technology Group from 2005 to 2008. Cisco designs, manufactures and sells Internet Protocol (IP)-based networking and other products related to the communications and information technology

MOODY’S 2021 PROXY STATEMENT	27

industry and provides services associated with these products. Prior to Cisco, Ms Hill had a number of engineering roles at various technology companies. Ms Hill currently serves as a director of NetApp, Inc. (September 2013-present) and Celanese Corporation (July 2015-present).

Ms Hill has significant experience in business management and leading engineering and operations organizations. Her various executive roles at Cisco Systems, Inc. allow her to bring extensive leadership experience and a strong background in information technology and business operations to the Board.

LLOYD W. HOWELL, JR.

Appointed to the Board effective March 15, 2021

Lloyd W. Howell, Jr., age 54, was appointed a member of the Audit, Governance & Nominating and Compensation & Human Resources Committees of the Board of Directors effective March 15, 2021. He has served as the Executive Vice President, Chief Financial Officer and Treasurer of Booz Allen Hamilton Holding Corporation (“BAH”), a business management consulting company, since 2016. He served as the Executive Group President, Group Leader, Civil and Commercial Group, from 2013 to 2016, as Executive Vice President, Client Services Officer, from 2009 to 2013, and as Vice President, Strategy and Organization, from 2000 to 2009. Prior to that, Mr. Howell held a variety of leadership positions since originally joining BAH in 1988. Mr. Howell currently serves as a director of Integra Lifesciences Holdings Corporation, a medical devices company (2013-present). He is a Trustee at the University of Pennsylvania and a member of their board of overseers of the School of Engineering and Applied Science.

Mr. Howell serves as a chief financial officer and treasurer of a major business management consulting firm, which allows him to bring an extensive executive leadership experience and business management expertise that span over a number of industries and both domestic and international markets. He also has a strong background in information systems and cyber-related matters.

RAYMOND W. MCDANIEL, JR.

Director since April 2003

Raymond W. McDaniel, Jr., age 63, has been the Chairman of the Board since January 2021. He currently serves on the Executive Committee of the Board of Directors. He previously served as the Company’s President and Chief Executive Officer from April 2012 to December 2020, and served as the Chairman and Chief Executive Officer from April 2005 until April 2012. Mr. McDaniel served as the Company’s President from October 2004 until April 2005 and the Company’s Chief Operating Officer from January 2004 until April 2005. He served as Chief Executive Officer of Moody’s Investors Service from October 2007 to December 2020. He held the additional titles of President from November 2001 to August 2007 and December 2008 to November 2010 and Chairman from October 2007 until June 2015. Mr. McDaniel served as the Company’s Executive Vice President from April 2003 to January 2004, and as Senior Vice President, Global Ratings and Research from November 2000 until April 2003. He served as Senior Managing Director, Global Ratings and Research, of Moody’s Investors Service from November 2000 until November 2001 and as Managing Director, International from 1996 to November 2000. Mr. McDaniel currently is a director of John Wiley & Sons, Inc. (2005-present) and a member of the Board of Trustees of Muhlenberg College (2015-present).

Mr. McDaniel began his career at the Company serving as a ratings analyst and served in numerous capacities at the Company over the past three decades. As a result, he brings to the Board a deep understanding of the Company’s business and operations as well as a historical perspective on

28	MOODY’S 2021 PROXY STATEMENT

the Company’s strategy. In addition, his service since 2005 as a director of John Wiley & Sons, Inc., which develops, publishes and sells products in print and electronic media for the educational, professional, scientific, technical, medical and consumer markets worldwide, has provided him with perspective on public company governance issues.

LESLIE F. SEIDMAN

Director since December 2013

Leslie F. Seidman, age 58, is Chairman of the Audit Committee and is a member of the Executive, Governance & Nominating and Compensation & Human Resources Committees of the Board of Directors. Ms Seidman has over 30 years of experience in the accounting profession, serving as a member of the Financial Accounting Standards Board (“FASB”) from 2003-2013, and as Chairman for approximately the last three years of her term. During her tenure, the FASB established numerous accounting standards relating to financial instruments, including securitizations, derivatives and credit losses and worked with regulators and policy makers in the U.S., and in other major capital markets to develop consistent accounting standards. Previously, Ms Seidman was the founder and managing member of a financial reporting consulting firm that served global financial institutions, law firms and accounting firms. From 1987 to 1996, Ms Seidman served as Vice President, Accounting Policy and in other roles at J.P. Morgan & Company, Inc. (now JPMorgan Chase) and from 1984 to 1987, Ms Seidman served as an auditor for Arthur Young & Co. (now EY). Ms Seidman previously served as a Public Governor of the Financial Industry Regulatory Authority (2014-2019). Ms Seidman currently serves as a director of General Electric (2018-present), where she has served as the Audit Committee Chair since April 2019, and is also an advisor to Idaciti, Inc., a start-up fintech company (2017-present).

Ms Seidman brings regulatory and financial expertise to the Board. She served as a Public Governor of the Financial Industry Regulatory Authority (FINRA). Her experience as the Chairman of the Financial Accounting Standards Board, executive at a major bank and auditor for a major accounting firm allows her to bring to the Board significant knowledge of global accounting and financial reporting matters in addition to regulatory and senior management experience. In addition, she has previously worked as a CPA and is certified in cybersecurity oversight (2018) and ESG oversight (GCB.D, 2021).

BRUCE VAN SAUN

Director since March 2016

Bruce Van Saun, age 63, is a member of the Audit, Governance & Nominating and Compensation & Human Resources Committees of the Board of Directors. He has served as Chairman and Chief Executive Officer of Citizens Financial Group, Inc. (“Citizens”), a large regional bank, since October 2013. He joined Citizens from The Royal Bank of Scotland Group plc (“RBS”), a global banking and financial services group. He led Citizens to a successful initial public offering in September 2014, and full independence from RBS in October 2015. At RBS, Mr. Van Saun served as Group Finance Director and as an executive director on the RBS board from 2009 to 2013. Prior to that, Mr. Van Saun held a number of senior positions with Bank of New York and later Bank of New York Mellon over an 11-year period. As Vice Chairman and Chief Financial Officer, he was actively involved in the strategic transformation of Bank of New York from a diversified regional bank into a focused global securities servicer and asset manager. Earlier in his more than 30-year financial services career, he held senior positions with Deutsche Bank, Wasserstein Perella Group and Kidder Peabody & Co. Mr. Van Saun has served on a number of boards in both the U.S. and the U.K. He is a current member of The Clearing House supervisory board. He also serves on the boards of The Bank Policy Institute and Federal Reserve Bank of Boston. He has previously served on the boards of The Royal Bank of

MOODY’S 2021 PROXY STATEMENT	29

Scotland Group plc and National Westminster Bank, Plc, each an RBS affiliate, from October 2009 to October 2013. He also served on the boards of ConvergEx Inc. from May 2007 to October 2013, Direct Line Insurance Group plc from April 2012 to October 2013 and WorldPay (Ship Midco Limited) from July 2011 to September 2013, and on the franchise board of Lloyd’s of London from September 2012 to May 2016.

Mr. Van Saun currently serves as the chief executive officer and chairman of a U.S. bank. He has extensive executive experience, having formerly held several additional senior management positions at banks. As a result of holding these positions, Mr. Van Saun brings financial expertise, management experience and experience managing a business in a highly regulated industry both in the U.S. and in Europe. He has also served as a director of several companies, contributing to his appreciation of corporate governance matters.

30	MOODY’S 2021 PROXY STATEMENT

ITEM 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

What is being voted on	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm.
Board recommendation	The Board of Directors recommends a vote FOR ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2021.

The Audit Committee evaluates the selection of the Company’s independent auditor each year, and has appointed KPMG LLP as the Company’s independent registered public accounting firm to audit the consolidated financial statements of the Company for the year ending December 31, 2021. KPMG LLP audited the consolidated financial statements of the Company for the year ended December 31, 2020. In determining whether to reappoint KPMG as the Company’s independent auditor, the Audit Committee took into consideration a number of factors, including: KPMG’s performance on prior audits, and the quality and efficiency of the services provided by KPMG; an assessment of the firm’s professional qualifications, resources and expertise; KPMG’s knowledge of the Company’s business and industry; the quality of the Audit Committee’s ongoing communications with KPMG and of the firm’s relationship with the Audit Committee and Company management; KPMG’s independence; the appropriateness of KPMG’s fees; the length of time the firm has served in this role; the impact of changing auditors; and data on audit quality and performance, including recent PCAOB reports on KPMG LLP and peer firms. Considered together, these factors enable the Audit Committee to evaluate whether the selection of KPMG LLP as the Company’s independent auditor, and the retention of KPMG LLP to perform other services, will contribute to and enhance audit quality. Based on its evaluation, the Audit Committee believes that the continued retention of KPMG LLP to serve as the Company’s independent registered public accounting firm is in the best interest of our stockholders.

The Audit Committee has requested the Board of Directors to submit the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2021 to stockholders for ratification as a matter of good corporate governance. If the appointment of KPMG LLP is not ratified by stockholders, the Audit Committee will re-evaluate its selection and will determine whether to maintain KPMG LLP as the Company’s independent registered public accounting firm or to appoint another independent registered public accounting firm.

A representative of KPMG LLP is expected to be present at the Annual Meeting. Such representative will have the opportunity to make a statement if he so desires and is expected to be available to respond to appropriate questions.

The Board of Directors recommends a vote FOR ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2021.

MOODY’S 2021 PROXY STATEMENT	31

PRINCIPAL ACCOUNTING FEES AND SERVICES

AUDIT FEES

The aggregate fees for professional services rendered for (i) the integrated audit of the Company’s annual financial statements for the years ended December 31, 2020 and 2019, (ii) the review of the financial statements included in the Company’s Reports on Forms 10-Q and 8-K, and (iii) statutory audits of subsidiaries, were approximately $5.9 million and $5.4 million in 2020 and 2019, respectively. These fees included amounts accrued but not billed of approximately $2.5 million in each of the years ended December 31, 2020 and 2019, respectively.

AUDIT-RELATED FEES

The aggregate fees for audit-related services rendered to the Company were approximately $0.2 million in the year ended December 31, 2020 and approximately $0.6 million in the year ended December 31, 2019. Such services included employee benefit plan audits.

TAX FEES

The aggregate fees billed for professional services rendered for tax services rendered by the auditors for the years ended December 31, 2020 and 2019 were approximately $0 and $0, respectively.

ALL OTHER FEES

The aggregate fees billed for all other services rendered to the Company by KPMG LLP for the years ended December 31, 2020 and 2019 were approximately $0 and $0, respectively.

32	MOODY’S 2021 PROXY STATEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth the number of shares of Common Stock beneficially owned as of the dates indicated below by (i) each director and nominee for director of the Company, (ii) each Named Executive Officer, (iii) all directors and executive officers of the Company as a group, and (iv) each person who is known to the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock (the “Company’s 5% Owners”). Except as noted below, stock ownership information is based on (a) the number of shares of Common Stock beneficially owned by directors and executive officers as of December 31, 2020 (based on information they supplied to the Company), calculated in accordance with SEC rules, and (b) the number of shares of Common Stock held by the Company’s 5% Owners, based on information filed with the SEC by the Company’s 5% Owners. Unless otherwise indicated and except for the interests of individuals’ spouses, the stockholders listed below have sole voting and investment power with respect to the shares indicated as owned by them. Percentages are based upon the number of shares of Common Stock outstanding on December 31, 2020, and, where applicable, the number of shares of Common Stock that the indicated beneficial owner had a right to acquire within 60 days of such date. The table also sets forth ownership information concerning “Stock Units,” the value of which is measured by the price of the Common Stock. Stock units do not confer voting rights and are not considered “beneficially owned” shares under SEC rules.

Name	Shares Beneficially Owned (1)		Number of Shares Subject to Options Which Are or Become Exercisable Within 60 Days of December 31 (2)	Number of RSUs That Vest Within 60 Days of December 31 Stock Units and Dividend Equivalents (3)	Total Beneficial Ownership	Stock Units (4)	Percentage of Shares Outstanding (5)
Basil L. Anderson	44,139		0	648	44,787	12,174	*
Jorge A. Bermudez	18,530		0	642	19,172		*
Thérèse Esperdy	1,059		0	648	1,707		*
Robert Fauber	44,703		50,233	2,032	96,968		*
Vincent A. Forlenza	3,702		0	648	4,350	470	*
Kathryn M. Hill	16,064		0	642	16,706		*
Mark Kaye	0		4,847	1,174	6,021		*
Raymond W. McDaniel, Jr.	242,847	(6)	302,057	0	544,904		*
Henry A. McKinnell, Jr.	87,820		0	900	88,721	1,881	*
Leslie F. Seidman	9,340		0	642	9,982		*
Stephen Tulenko	5,211		5,027	1,272	11,510		*
Bruce Van Saun	5,500		0	648	6,148		*
Michael West	5,544		5,187	1,055	11,786	12,174	*
All current directors and executive officers as a group (16 people)	493,638		422,313	13,440	929,390	14,525	*
Berkshire Hathaway, Inc.	24,669,778	(7)(8)					13.2%
Warren E. Buffett, National Indemnity Company, GEICO Corporation, Government Employees Insurance Company, 3555 Farnam Street, Omaha, Nebraska 68131
The Vanguard Group	13,689,464	(9)					7.3%
100 Vanguard Blvd., Malvern, Pennsylvania 19355
BlackRock Inc.	11,775,000	(10)					6.3%
55 East 52nd Street, New York, New York 10055
*	Represents less than 1% of the outstanding Common Stock.

MOODY’S 2021 PROXY STATEMENT	33

(1)	Includes all shares held directly, including those held in a rabbi trust and unvested restricted stock.

(2)	Options vesting within 60 days of December 31, 2020.

(3)

Consists of: (i) RSUs that have been granted to members of management that vest within 60 days of December 31, 2020; and (ii) dividend equivalents that will convert to shares within 60 days of December 31, 2020.

(4)

Consists of stock units (payable to non-management directors after retirement), the value of which is measured by the price of the Common Stock, received under various non-management director compensation arrangements of the Company and its predecessor. These units do not confer voting rights and are not considered “beneficially owned” shares of Common Stock under SEC rules. Additional stock units accrue over time to reflect the deemed reinvestment of dividends.

(5)

Percentages are based upon the number of shares outstanding as of December 31, 2020 and, where applicable, the number of shares of Common Stock that the individual beneficial owner had a right to acquire within 60 days of such date.

(6)	This amount includes 2,000 shares of Common Stock owned by Mr. McDaniel’s spouse and shares held in a trust.

(7)

As set forth in Amendment No. 3 to the Schedule 13G jointly filed with the SEC on February 14, 2014 by Warren E. Buffett, Berkshire Hathaway Inc., National Indemnity Company, GEICO Corporation and Government Employees Insurance Company, (a) each of Mr. Buffett, Berkshire Hathaway Inc. and National Indemnity Company had shared voting power and shared dispositive power with respect to 24,669,778 shares reported in such Amendment No. 3 to the Schedule 13G and (b) each of GEICO Corporation and Government Employees Insurance Company had shared voting power and shared dispositive power with respect to 11,973,928 of such 24,669,778 shares.

(8)

This address is listed in Amendment No. 3 to the Schedule 13G jointly filed with the SEC on February 14, 2014 as the address of each of Mr. Buffett and Berkshire Hathaway Inc. The address of National Indemnity Company is listed as 3024 Harney Street, Omaha, Nebraska 68131; and the address of GEICO Corporation and Government Employees Insurance Company is listed as 1 GEICO Plaza, Washington, D.C. 20076.

(9)

As set forth in Amendment No. 8 to the Schedule 13G filed with the SEC on February 10, 2021 by The Vanguard Group. The Vanguard Group had sole voting power with respect to 0 shares, shared voting power with respect to 283,966 shares, sole dispositive power with respect to 12,962,058 shares and shared dispositive power with respect to 727,406 of their 13,689,464 shares as of December 31, 2020.

(10)

As set forth in Amendment No. 7 to the Schedule 13G filed with the SEC on January 29, 2021 by BlackRock Inc. BlackRock Inc. had sole voting power with respect to 9,876,571 shares and sole dispositive power with respect to 11,775,000 of their 11,775,000 shares as of December 31, 2020.

34	MOODY’S 2021 PROXY STATEMENT

ITEM 3—ADVISORY RESOLUTION APPROVING EXECUTIVE COMPENSATION

What is being voted on	An advisory resolution approving the compensation of the Named Executive Officers.

Board recommendation	The Board of Directors recommends a vote FOR the advisory resolution approving executive compensation.

We are asking stockholders to vote on an advisory resolution approving the compensation of the Company’s executives who are named in the Summary Compensation Table that appears on page 57 (referred to as the “Named Executive Officers” or “NEOs”) of this Proxy Statement. As described in the Compensation Discussion and Analysis section of this Proxy Statement, the goal of the Compensation & Human Resources Committee in setting executive compensation is to provide a competitive total compensation package that assists in the retention of the Company’s executives and motivates them to perform at a superior level while encouraging behavior that is in the long-term best interests of the Company and its stockholders. Consistent with this philosophy, a significant portion of the total compensation opportunity for each of Moody’s executives is performance-based, and ultimately dependent upon the Company’s achievement of specified goals that are both financial and operating (non-financial) in nature, and aligned with stockholder value creation.

We urge stockholders to read the CD&A beginning on page 36 of this Proxy Statement, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as the Summary Compensation Table and related compensation tables and narrative, beginning on page 57, which provide detailed information on the compensation of our NEOs. The Committee and the Board of Directors believe that the policies and procedures articulated in the CD&A are effective in achieving our goals and that the compensation of our NEOs reported in this Proxy Statement has supported and contributed to the Company’s success.

In accordance with Section 14A of the Exchange Act, and as a matter of good corporate governance, the Board is asking stockholders to vote at the Annual Meeting on the following advisory resolution approving executive compensation:

RESOLVED, that the stockholders of Moody’s Corporation (the “Company”) approve, on an advisory basis, the compensation of the Company’s Named Executive Officers disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables and narrative in the Proxy Statement for the Company’s 2021 Annual Meeting of Stockholders.

This advisory resolution, commonly referred to as a say-on-pay resolution, is non-binding on the Board. Although non-binding, the Board and the Compensation & Human Resources Committee will review and consider the voting results when evaluating the Company’s executive compensation program.

After consideration of the vote of stockholders at the Company’s 2017 annual meeting of stockholders on the frequency of future say-on-pay resolutions and other factors, the Board determined to hold a vote on an advisory resolution approving executive compensation annually, although it may determine to vary this practice based on factors such as discussions with stockholders. Accordingly, unless the Board modifies its policy on the frequency of future say-on-pay advisory votes, the next say-on-pay vote after the Annual Meeting will be held at the Company’s 2022 annual meeting of stockholders.

The Board of Directors recommends a vote FOR the advisory resolution approving executive compensation.

MOODY’S 2021 PROXY STATEMENT	35

COMPENSATION DISCUSSION AND ANALYSIS

Moody’s executive compensation programs are designed to foster and maintain a strong, capable, experienced and motivated executive team with the ability to manage the business during challenging times and to change as market practices warrant by aligning compensation with business performance and the interests of our stockholders. This discussion and analysis provides a guide to Moody’s executive compensation programs and explains the decisions of the Compensation & Human Resources Committee (in this discussion, also referred to as the “Committee”) regarding compensation reported for 2020 for Raymond W. McDaniel, Jr., the former President and Chief Executive Officer (referred to as the “Former CEO”), and the other executive officers named in the Summary Compensation Table on page 57 (together with the Former CEO, referred to as the “Named Executive Officers” or “NEOs”). On December 31, 2020, Mr. McDaniel stepped down from his position as President and Chief Executive Officer and assumed the role of non-executive Chairman of the Board of Directors. Robert Fauber, who served as the Chief Operating Officer during 2020, assumed the position of President and Chief Executive Officer effective as of January 1, 2021.

EXECUTIVE SUMMARY

The Company achieved strong results for 2020, reporting revenue of $5.4 billion. Moody’s Investors Service, Inc. (“Moody’s Investors Service” or “MIS”) revenue increased 15% from 2019 as issuers looked to ensure sufficient liquidity and opportunistically refinanced debt portfolios amidst ongoing economic uncertainty. Moody’s Analytics, Inc. (“Moody’s Analytics” or “MA”) revenue increased 6% from 2019, demonstrating resilience as customers came to MA in search of integrated risk solutions.

2020 financial performance measures for the Company include:

•  2020 revenue of $5.4 billion, up 11% from 2019;

•  2020 GAAP earnings per share of $9.39, up 27% from 2019; 2020 adjusted earnings per share of $10.15, up 22% from 2019;*

•  2020 operating income of $2.4 billion, up 20% from 2019; 2020 adjusted operating income was $2.7 billion, up 16% from 2019. Adjusted operating income excludes the impact of restructuring, depreciation and amortization, acquisition-related expenses, loss pursuant to the divestiture of Moody’s Analytics Knowledge Services (“MAKS”), and a captive insurance company settlement;* and

•  Achievement of 95% of the Company’s three-year profitability performance target.

These operating and financial performance achievements formed the basis for the Committee’s award determinations.

•  For the NEOs, cash incentive awards ranged from 100.0% of target to 133.9% of target. This level of payout reflects Moody’s business performance and results outlined above. The Committee determined to apply negative discretion to the funding based on the financial performance metrics for four of the five NEOs reducing final payouts to align senior executive payouts generally with the award payouts for other employees of the Company.

*    See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Non-GAAP Financial Measures” in Moody’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 for information on these adjusted measures, including a reconciliation of these adjusted financial measures to the most directly comparable generally accepted accounting principles (“GAAP”) financial measures.

36	MOODY’S 2021 PROXY STATEMENT

•  The annual long-term incentive grants awarded to the NEO group in 2020 (excluding the Former CEO) increased in the aggregate by approximately 25% from the value of the annual 2019 awards. This increase is primarily due to promotion related compensation increases and brings long-term incentive levels and total compensation closer to market.

•  The performance share cycle ended December 31, 2020 resulted in a payout of 90.5% of target for MIS, 76.5% of target for MA and 82.0% of target for Moody’s Shared Services, Inc., in each case of performance shares granted for the 2018-2020 performance cycle.

2020 Highlights

•  Despite the impact of COVID-19 pandemic, the Committee decided not to make any adjustments to the design of the annual cash incentive plan for the NEOs and other senior executives. Further, the Committee did not adjust the design of or performance targets for the long-term equity incentive plan in light of the Company’s resilient performance. The Company effectively addressed increased customer demand while prioritizing employees’ health and safety.

•  Robert Fauber assumed the position of President and Chief Executive Officer effective as of January 1, 2021. The 2020 compensation information contained in this Proxy Statement for Mr. Fauber relates to his prior position as Chief Operating Officer.

•  The Committee introduced sustainability-related performance goals for determining compensation of certain senior executives, including the Chief Financial Officer. The individual performance goals evaluated for determining the Chief Executive Officer’s 2020 annual incentive award payout included the advancement of the Company’s ESG and climate goals and metrics and support of its sustainability programs.

EXECUTIVE COMPENSATION GOVERNANCE HIGHLIGHTS

The Company operates under governance standards that it believes best serve its stockholders, while also incorporating certain “best practices” in governance and executive compensation, including the following:

What We Do

Long-Term Performance-Based Shares–The Company grants three-year performance share awards that vest based on the attainment of three performance metrics, comprised of earnings per share, adjusted for certain non-recurring items as approved from time to time (“MCO EPS for Compensation Purposes”), Moody’s Investors Service’s ratings accuracy performance (“MIS Ratings Performance”), and Moody’s Analytics’ cumulative sales over the relevant three-year period (including sales from entities acquired in future acquisitions, if any, and adjusted to exclude foreign exchange impact) (“MA Sales for Compensation Purposes”). The Company’s cumulative profitability, measured as earnings before interest, taxes, depreciation and amortization, including future acquisitions, if any and adjusted for restructuring charges and certain other non-recurring items approved from time to time (“MCO EBITDA for Compensation Purposes”), was used as a metric for the performance share program for the 2018-2020 performance period in lieu of MCO EPS for Compensation Purposes, which has been used as a metric beginning with the 2019-2021 performance period.

Minimum One-Year Vesting Period for Equity Awards–The Company’s 2001 Key Employees’ Stock Incentive Plan (the “2001 Stock Incentive Plan”) imposes a minimum one-year vesting period for all equity awards granted under such plan on or after April 15, 2019, subject to certain limited exceptions.

MOODY’S 2021 PROXY STATEMENT	37

Balanced Mix of Equity Awards–NEOs generally are granted a balanced mix of annual long-term equity awards split 20% in stock options, 20% in restricted stock units (“RSUs”) and 60% in performance shares. In 2020, Mr. McDaniel received 30% of his long-term equity in the form of RSUs and 70% in the form of performance share awards.

Clawback Policy–Annual cash incentive awards, performance-based share awards and other equity awards are subject to the Company’s clawback policy under which the Company has the right to require forfeiture of, or seek to recoup all or any portion of the value of the proceeds from such award in the case of a significant or material financial restatement, a restatement resulting from fraud or other misconduct, or material financial harm to the Company resulting from unlawful activity, fraud or intentional or willful misconduct.

Stock Ownership Guidelines–The Company has robust stock ownership guidelines for its executives (including the NEOs) and non-management directors, as well as a requirement that executives who are subject to the Company’s guidelines retain a significant percentage (75%) of the net shares received through equity awards until satisfying their ownership goals.

Anti-Hedging and Anti-Pledging Policy–The Company prohibits executive officers, directors and their family members from (i) making “short sales” of Moody’s securities; (ii) engaging in short-term or speculative transactions or entering into any transaction (including purchasing or selling forward contracts, equity swaps, puts or calls) that are designed to offset any decrease in the market value of or is otherwise based on the price of Moody’s securities; (iii) holding Moody’s securities in margin accounts or buying Moody’s securities on margin; and (iv) pledging Moody’s securities as collateral for a loan.

What We Don’t Do

No Dividend Accruals–Dividends do not accrue on unvested performance shares.

No Executive Employment Agreements–The Company does not maintain employment agreements with its U.S. executives, including the NEOs.

No Single-Trigger Payments upon a Change in Control–The Company does not provide “single-trigger” cash payments that are prompted solely by a change in control and unvested equity awards granted to the Company’s executive officers do not provide for accelerated vesting or settlement solely upon a change in control when the surviving company assumes the equity awards.

Limited Executive Perquisites–The Company does not provide perquisites or other personal benefits with an aggregate incremental cost to the Company of more than $10,000 to any of its NEOs.

No Tax Gross-Ups on Perquisites and Change in Control Payments–The Company does not provide any tax gross-ups on perquisites or change in control payments to Moody’s executive officers.

PHILOSOPHY OF THE EXECUTIVE COMPENSATION PROGRAM

Moody’s executive compensation program is designed to:

•	Link a substantial part of each executive’s realized compensation to the achievement of the Company’s financial and operating objectives and to the individual’s performance.

•	Align executives’ rewards with changes in the value of stockholders’ investments.

38	MOODY’S 2021 PROXY STATEMENT

•

Provide a competitive total compensation package that will motivate the Company’s executives to perform at a superior level and assist in incentivizing and retaining the executives. When designing the total compensation package, we compare data to that of a group of select peer companies and the broader financial services industry, as discussed further in the “Peer and Market Review” section, below.

We implement these pillars of our philosophy by:

•

awarding the NEOs annual cash incentive compensation that is based on the Company’s performance against financial objectives specified at the beginning of the performance year and an evaluation of individual, qualitative and largely operational (non-financial) accomplishments and performance during that year;

•	using Company performance as the primary factor in determining the annual cash incentive compensation payouts that will be distributed to the NEOs;

•

establishing the targeted annual long-term equity award mix for all NEOs, other than the Former CEO, at 20% options, 20% RSUs and 60% performance shares, in order to tie realizable compensation directly to pre-established performance goals and future increases in stockholder value, with the Former CEO’s annual long-term equity award mix split 30% RSUs and 70% performance shares for 2020;

•

providing long-term equity-based incentives in the form of (i) performance shares that will be earned following the completion of a three-year performance period only if certain performance goals are met or exceeded, (ii) stock options that will deliver value to the executives only if share price increases from the date the awards are granted and (iii) RSUs that help to retain executives over a four-year vesting period and increase or decrease in value with share price appreciation or depreciation; and

•

establishing a range of performance goals for 2020-2022 performance shares based on the metrics MCO EPS for Compensation Purposes, MIS Ratings Performance and MA Sales for Compensation Purposes. The weights of these metrics vary depending on each NEO’s role and responsibilities.

These factors contribute to variations in actual and target compensation levels. Moody’s believes it is important to exercise discretion and judgment in order to attract and retain superior talent and to reward officers with a greater scope of responsibilities or deeper experience than their peers within the peer group and/or the broader financial services market. Based on the Committee’s analysis of the above, and consideration of a recommendation from the Company’s Chief Executive Officer (other than with respect to his own compensation), the Committee establishes a targeted total direct compensation level for each NEO that it believes is competitive and aligned with stockholder value.

PEER AND MARKET REVIEW

The independent compensation consultant annually reviews the peer group. Based on the consultant’s review, management makes recommendations for changes to the composition of the peer group subject to Committee approval. As a result of the review, no changes were recommended for 2020 as the existing peer group entities were deemed to be appropriate in regard to a comparison of the size, revenue and market capitalization of Moody’s. For 2020, the peer companies were:

CME Group Inc.	IHS Markit Ltd.	T. Rowe Price Group, Inc.
Equifax Inc.	Intercontinental Exchange, Inc.	S&P Global
Fidelity National Information Services	Invesco Ltd.	Thomson Reuters Corp.
Fiserv Inc.	Nasdaq, Inc.	TransUnion
Gartner Inc.	Nielsen Holdings plc	Verisk Analytics, Inc.

MOODY’S 2021 PROXY STATEMENT	39

This group, the Committee believes, appropriately reflects the companies with which Moody’s competes for business and executive talent. This group also appropriately reflects the companies against which Moody’s financial performance is measured, as it includes firms that:

•	Provide analytics products and services in addition to credit risk analysis;

•	Provide company and industry credit research and business information services;

•	Had median revenue of $5.2 billion in 2019 (Moody’s 2019 revenue equaled $4.8 billion); and

•	Had a median average market capitalization of $26.9 billion as of December 31, 2019 (Moody’s six-month average market capitalization equaled approximately $40.8 billion as of December 31, 2019).

The Committee continually seeks to improve the criteria upon which the peer group is selected. The Committee reviewed the peer company selection criteria and the revenue threshold for non-financial companies. In addition to reviewing compensation practices and pay levels within the Company’s peer group, the Committee looks at the broader financial services industry’s compensation data furnished by management’s compensation consultant, Aon Consulting, and reviewed by the Committee’s consultant.

The table below reflects Moody’s percentile ranking and absolute rank against the peer group for revenues, market capitalization, assets and total shareholder return as of December 31, 2020.

[1]	Rank is reported highest to lowest (1= highest and 16 = lowest).

[2]	Data reflects 2019 fiscal year-end data for revenues and assets.

[3]	Market Capitalization reflects one year average as of December 31, 2020.

[4]	Total Shareholder Return (TSR) is as of December 31, 2020.

Meridian provided the Committee and management with total direct compensation data from these peer group entities along with analyses of each element of compensation. The comparison groups’ information is reviewed in quartile ranges, beginning with the 25th percentile.

The Company’s compensation philosophy generally is to target the market 50th percentile for base salary, target annual incentives, long-term incentives and target total compensation. The Company has also found that targeting the 50th percentile has allowed it to retain key talent and remain competitive in the marketplace. However, an executive’s positioning against market may be above or below such target positioning based on a number of additional factors that the Committee uses when establishing targeted total direct compensation, including: skills, performance, tenure, retention risk, seniority, market conditions and the unique nature of Moody’s business.

For 2020, the target total direct compensation opportunity for the CEO was at the 70th percentile of the peer group, and positioning for the other NEOs ranged from the 31st percentile to the 55th percentile of the peer group. The Committee periodically benchmarks benefits and perquisites and believes benefits to be in line with market practice and perquisites to be below current market practice.

40	MOODY’S 2021 PROXY STATEMENT

ELEMENTS OF MOODY’S COMPENSATION PROGRAM

The following table lists the elements of Moody’s 2020 executive compensation program and the primary purpose of each:

Base Salary
Form	Fixed Compensation in Cash

Objectives and Basis	Base salary is intended to provide a level of pay that is appropriate given professional status, job content, market value, accomplishments and internal equity.

Annual Cash Incentives
Form	At Risk Compensation in Cash

Objectives and Basis

Annual cash incentives are intended to reward performance and assist in motivation and retention of management.

Award payouts are finalized at the Committee’s February meeting following the performance year in question; payouts primarily reflect the Company’s financial performance and a qualitative assessment of certain strategic and operational metrics, but on occasion have been reduced or modestly adjusted upward based upon the outcome of an extensive review of each NEO’s performance against his annual objectives; actual payouts are typically made at the beginning of March following the performance year in question.

Awards customarily are made under the 2004 Moody’s Corporation Covered Employee Cash Incentive Plan, as amended (the “2004 Plan”), although the Committee retains discretion to pay cash incentives outside of the 2004 Plan when circumstances warrant.

Long-Term Incentive Compensation
Form	At Risk Compensation in Stock Options, Performance Shares and/or RSUs

Objectives and Basis

To help balance the need to motivate the NEOs to drive long-term stockholder value, manage the number of shares used to deliver equity awards, and allow the Company to measure and reward a broader set of long-term goals, the Committee delivers equity incentive compensation through a combination of RSUs, performance shares, and for all NEOs other than the Former CEO, stock options.

Stock options have a strike price of no less than 100% of the average of the high and the low market price of the Common Stock on the date of grant and vest based on continued service over four years in annual 25% increments, which means that executives: (i) will realize value from their awards only if the market price of the Company’s stock has appreciated above the options’ exercise price after the options have vested, and (ii) will be motivated to remain with the Company due to the multi-year vesting schedule. Stock options expire 10 years after the applicable grant date.

Performance shares are earned following the completion of a three-year performance period only if pre-established performance goals are met or exceeded. For the 2020-2022 performance period, these performance thresholds are based on MCO EPS for Compensation Purposes, MIS Ratings Performance and MA Sales for Compensation

MOODY’S 2021 PROXY STATEMENT	41

Purposes. The weights of these metrics vary depending on each NEO’s role and responsibilities. The number of performance shares treated as vested and the corresponding number of shares actually issued to an employee as payout at the end of the three-year performance period may be less than the number determined by the performance goal formula at the discretion of the Committee.

RSUs vest equally in four annual installments, provided there is continued employment through each such vesting date. Such awards motivate executives to remain with the Company due to the multi-year vesting schedule and align executive and stockholder interests.

In 2020, equity award grants were made five business days after the release of the Company’s year-end earnings.

Perquisites
Form	Limited

Objectives and Basis	Moody’s does not provide perquisites or other personal benefits with an aggregate incremental cost to the Company of more than $10,000 to any of its NEOs.

Retirement Benefits
Form	Broad-based tax-qualified and non-tax qualified plans

Objectives and Basis

Defined Contribution Plans. Moody’s offers its U.S. employees, including the NEOs, the opportunity to participate in a tax-qualified defined contribution plan, the Profit Participation Plan, and offers highly compensated senior management, including the NEOs who reside in the U.S., a voluntary deferred compensation plan (the “Moody’s Corporation Deferred Compensation Plan,” or “DCP”).

The primary purpose of the DCP is to allow certain employees to make pre-tax deferrals into a non-qualified plan and to receive the maximum company match on compensation without regard to Internal Revenue Service (“IRS”) limits that apply to the Profit Participation Plan. The Company match only applies to deferrals in excess of the IRS limit on compensation that can be taken into account under a tax-qualified defined contribution plan. In addition, the Company will credit to the DCP employer contributions that would have been made to the Profit Participation Plan but for the application of the IRS total contribution limit.

Additional information regarding the DCP is found beginning on page 64.

Defined Benefit Plans. Certain NEOs based in the U.S. participate in the tax-qualified Moody’s Corporation Retirement Account (the “Retirement Account”) and the non-qualified Pension Benefit Equalization Plan (“PBEP”) which restores benefits that cannot be delivered through the Retirement Account due to IRS qualified plan limits. There are no active participants in the Supplemental Executive Benefit Plan (“SEBP”). Any vested SEBP benefits as of December 31, 2018 that were “grandfathered” to Mr. McDaniel as a result of his removal from SEBP participation will be paid pursuant to the terms of the SEBP. All three of these pension plans have been closed to new participants since 2008.

More details regarding the Retirement Account, the PBEP and the SEBP are provided in the narrative following the Pension Benefits Table for 2020 on page 62.

42	MOODY’S 2021 PROXY STATEMENT

WEIGHTING OF ELEMENTS—FIXED VERSUS “AT RISK” COMPENSATION

For 2020, the Company reviewed data from its peer group and the broader financial services market, as discussed in further detail in the “Peer and Market Review” section beginning on page 39. The Committee, based on the recommendations of the Former CEO (excluding with respect to his own pay) and the Committee’s independent compensation consultant, Meridian, determined that the large majority of an NEO’s total direct compensation package (which includes salary, stock awards, option awards and target non-equity incentive plan compensation) should be “at risk,” meaning the amounts that may ultimately be realized by an executive can vary based on performance. The “at risk” elements of an NEO’s direct compensation are delivered in the form of annual cash incentives and long-term equity awards consisting of stock options, RSUs and performance shares. The Committee concluded that approximately 5% to 25% of the NEO group’s target total direct compensation should be fixed and approximately 75% to 95% should be in the form of “at risk” compensation for 2020. The Company did not have a target weight for each element of compensation in 2020. The sum of the figures below may not equal 100% due to rounding. All percentages are based on salary and target figures as of December 31, 2020.

Former Chief Executive Officer Mix of Pay Elements	Other Named Executives Average Mix of Pay Elements

	Total Target Direct Compensation (1)
Name	% that is Base Salary	% that is Target Annual Incentive	% that is Target Equity	% that is At Risk (2)
Raymond W. McDaniel	7%	15%	78%	93%
Mark Kaye	15%	18%	67%	85%
Robert Fauber	14%	26%	60%	86%
Stephen Tulenko	23%	26%	52%	77%
Michael West	23%	26%	52%	77%

(1)

Total Target Direct Compensation is the sum of the base salary, target annual cash incentive and grant date fair value of equity awards. The sum may not equal 100% due to rounding. All percentages are based on salary and target figures as of December 31, 2020.

(2)	Includes annual incentive target award amount and grant date fair value of equity awards.

MOODY’S 2021 PROXY STATEMENT	43

2020 COMPENSATION DECISIONS

BASE SALARY

The base salaries of the NEOs as of December 31, 2020 and 2019 are listed below:

	Base Salary
Name	2019 Base Salary	2020 Base Salary	Percentage Change
Raymond W. McDaniel	$1,000,000	$1,000,000	0%
Mark Kaye	525,000	575,000	9.52%
Robert Fauber	700,000	700,000	0%
Stephen Tulenko	525,000	525,000	0%
Michael West	525,000	525,000	0%

The base salary increase approved in 2020 for Mr. Kaye was designed to bring his base salary level closer to the market median level.

ANNUAL CASH INCENTIVES

Cash incentives for 2020 were paid out at 100.0% to 133.9% of target based upon financial, strategic and operational, and individual performance.

2020 Annual Cash Incentive Program Payouts

This year’s Company financial performance resulted in funding for the NEOs under the 2004 Plan, with the resulting annual cash incentive awards as shown in the table below:

Name	2020 Target Annual Cash Incentive	2020 Maximum Annual Cash Incentive	2020 Actual Cash Incentive Paid	Percentage of Target Paid
Raymond W. McDaniel	$2,000,000	$4,000,000	$2,390,000	119.5%
Mark Kaye (1)	700,000	1,400,000	836,500	119.5%
Robert Fauber	1,300,000	2,600,000	1,553,500	119.5%
Stephen Tulenko	600,000	1,200,000	600,000	100.0%
Michael West	600,000	1,200,000	803,400	133.9%

(1)	Mr. Kaye’s target cash incentive opportunity under the 2004 Plan increased to $700,000 to bring his target cash incentive level closer to the market median level.

Process for Determining Annual Cash Incentives

•

Financial Performance Goals. The significant majority of the cash incentive payout for each NEO is based on the Company’s financial performance against pre-established Company and line-of-business financial goals. For 2020, potential cash incentive payouts were based on a combination of adjusted measures. These measures included the Company’s operating income, MIS operating income, MA operating income and MA sales, all adjusted for compensation purposes (defined above as “MCO Operating Income for Compensation Purposes,” “MIS Operating Income for Compensation Purposes,” “MA Operating Income for Compensation Purposes,” and “MA Sales for Compensation

44	MOODY’S 2021 PROXY STATEMENT

Purposes,” respectively).** The weighting of each measure differed depending on the individual’s area of responsibility.

The additional adjustments for compensation purposes were to exclude the effects of foreign exchange rates as compared to pre-established foreign exchange rates, the impact of acquisition related costs, the cost of restructuring, discretionary funding adjustments, and other material non-recurring or unusual items. For the NEO group, no adjustment to these metrics were made in light of the COVID-19 pandemic or resulting economic uncertainty in 2020.

For 2020, financial performance goals were based on the annual budget plan incorporating stretch objectives. The Committee sets target performance goals that are intended to motivate performance by being aspirational and challenging, but achievable. When the Committee set the NEOs’ targets, there was an expectation that substantially exceeding the targets would require extraordinary efforts individually and collectively. Therefore, in order to receive the maximum cash incentive payments, financial performance must exceed targets by more than 20%, reflecting extraordinary performance.

•

Strategic & Operational Measure. This measure is a qualitative assessment of strategic and operational metrics tied to key non-financial business objectives, such as sustainability goals, that contribute to the Company’s business success and are certified by the Committee at the beginning of the performance period. The Committee assessed the achievement of the metric by evaluating performance against the following objectives: (i) business focus and innovation and growth; (ii) people and culture; (iii) operating effectiveness and efficiency; and (iv) quality and risk management.

•

Adjustment for Individual Performance. The cash incentive amount approved for each NEO may be reduced or modestly adjusted upward from the formulaic determination based upon an extensive assessment of that individual’s performance against qualitative, largely operational objectives established for the year. These are described below under “Individual Performance.”

•

Maximum and Minimum Funding. For the 2020 plan year, the maximum incentive payout opportunity was 200% of target. Performance below an established threshold would result in no cash incentive payouts. The Committee continues to be rigorous in its oversight of incentive metrics, goals and the relationship between performance and pay.

•	Peer Group Comparison.

•

With assistance from the Committee’s compensation consultant, Meridian, the Committee conducted a review in 2020 of the sensitivity of the payout curves utilized for the cash incentive plan compared to its peer group.

**

While the Company reports its financial results in accordance with GAAP, financial performance targets and results under the Company’s incentive plans are based on adjusted financial measures. These adjusted financial measures are permitted by those plans and are approved by the Compensation & Human Resources Committee. Management reviews adjustments from GAAP measures to adjusted measures for compensation purposes with the Compensation & Human Resources Committee to assure the Committee that performance is evaluated on a basis that takes into account the way the goals were set and maintains executive accountability for performance. These metrics and the related performance targets are relevant only to Moody’s executive compensation program and should not be used or applied in other contexts.

MOODY’S 2021 PROXY STATEMENT	45

•

This 2020 review confirmed that the relationship between Company performance and cash incentive payouts is more demanding than typical market practice. For the upside incentive opportunity above target, the Company’s payout at maximum performance levels generally requires higher performance improvement than its peers and the general industry require.

•

For the downside opportunity (minimum payout) below target at the Company, the relationship between target performance and performance at threshold is similar to the relationship at peers and in general industry; however, under Moody’s plan, threshold performance generates a lower minimum payout than is typical for peers and general industry.

2020 ANNUAL CASH INCENTIVE PROGRAM PERFORMANCE RESULTS

Financial, Strategic and Operational Performance Goals. Financial, strategic and operational performance measures for 2020 were weighted as set forth in the table below.

Performance Metrics

Name	MCO Operating Income for Compensation Purposes	MIS Operating Income for Compensation Purposes	MA Operating Income for Compensation Purposes	MA Sales for Compensation Purposes	Strategic and Operational
Raymond W. McDaniel	75.00%	—	—	—	25.00%
Mark Kaye	75.00%	—	—	—	25.00%
Robert Fauber	75.00%	—	—	—	25.00%
Stephen Tulenko	30.00%	—	20.00%	25.00%	25.00%
Michael West	30.00%	45.00%	—	—	25.00%

For 2020, performance in-line with the Company’s budget for MCO Operating Income for Compensation Purposes would result in 100% funding of the target cash incentive pool with respect to those metrics. For the 2020 plan year, maximum incentive funding opportunity was 200% of target. Performance below an established threshold would result in no funding with respect to that metric.

The 2020 financial performance goals for threshold, target and maximum payout, as well as actual 2020 performance, are set forth in the table below. The metric goals at target compared to 2019 actual performance were as follows: MCO Operating Income for Compensation Purposes up +10.90%; MIS Operating Income for Compensation Purposes up +6.40%; MA Operating Income for Compensation Purposes up +30.60%; and MA Sales for Compensation Purposes up +13.70%.

46	MOODY’S 2021 PROXY STATEMENT

ANNUAL INCENTIVE FUNDING FINANCIAL METRICS

As stated above, all adjusted measures used for determining incentive compensation amounts reflect adjustments to exclude the effects of foreign exchange rates as compared to pre-established foreign exchange rates, the impact of acquisition related costs, the cost of restructuring, discretionary funding adjustments, and other material non-recurring or unusual items. For the NEO group, no adjustment to these metrics were made in light of the COVID-19 pandemic or resulting economic uncertainty in 2020.

Individual Performance. The Committee retains the discretion to set individual award payouts under the 2004 Plan based upon its subjective evaluation of the NEO’s performance against operational objectives established for the year. For 2020, the individual performance goals evaluated when determining each NEO’s actual annual incentive award payouts are described below.

•

Mr. McDaniel: The Committee determined, based on Mr. McDaniel’s (i) contributions to the Company’s financial performance including MCO Operating Income for Compensation Purposes; (ii) management of seamless, uninterrupted customer engagement and delivery in an all-remote work environment; (iii) alignment of corporate culture to the Company’s mission, vision and values and addressing employee engagement in light of the COVID-19 pandemic; (iv) communication of an appropriate tone at the top with respect to risk management, internal controls (including with respect to technology) and compliance; (v) management of regulatory processes and initiatives so that MIS can continue to operate independently and successfully; (vi) coordination of management and communication of litigation and regulatory risk with market participants and employees; (vii) support of growth and diversification of the Company’s business by advancing MIS’s and MA’s strategic initiatives, including product innovation, development of enabling technologies and investing globally; (viii) building of an agile culture and the support of organizational transformation initiatives; (ix) improvement of overall operating effectiveness by enhancing workforce quality and productivity and delivery of planned savings; (x) assistance with Mr. Fauber’s transition to the CEO role; (xi) demonstrated commitment to diversity, inclusion and sustainability; and (xii) ESG and climate business coordination and strategic development, to pay Mr. McDaniel 119.5% of his target annual cash incentive.

•	Mr. Kaye: The Committee determined, based on Mr. Kaye’s (i) contributions to the Company’s financial performance including MCO Operating Income for Compensation

MOODY’S 2021 PROXY STATEMENT	47

Purposes; (ii) coordination of financial requirements for executing MIS and MA strategies; (iii) optimization of earnings call materials and messaging that focused on the Company’s narrative; (iv) successful transformation of the finance organization he oversees; (v) effective cash management, including execution of the Company’s share repurchase program, and capital management; (vi) demonstrated commitment to diversity, inclusion and sustainability initiatives; (vii) management of the Company’s independent registered public accounting firm; (viii) increased automation of several finance areas; (ix) development of the Company’s strategy in China and management of various initiatives related to that strategy; and (x) advancement of the Company’s ESG and climate goals and metrics and support of its sustainability programs, to pay Mr. Kaye 119.5% of his target annual cash incentive.

•

Mr. Fauber: The Committee determined, based on Mr. Fauber’s (i) contributions to the Company’s financial performance including MCO Operating Income for Compensation Purposes; (ii) effective support, communication and engagement with employees and customers amidst the COVID-19 pandemic; (iii) advancement of the Company’s strategic plan including acquisitions in key areas of investment focus; (iv) development with respect to the transition to the chief executive officer role; (v) leadership related to the growth and transformation programs for MIS and MA; (vi) demonstrated commitment to diversity, inclusion and sustainability initiatives; (vii) advancement of enabling technology and innovation initiatives for data collection, predictive analytics and research; (viii) ongoing focus on internal controls and compliance and timely implementation of regulatory rules; and (ix) effective organizational management of MIS and MA in his role as Chief Operating Officer, to pay Mr. Fauber 119.5% of his target annual cash incentive.

•

Mr. Tulenko: The Committee determined, based on Mr. Tulenko’s (i) contributions to MA Operating Income for Compensation Purposes and MA Sales for Compensation Purposes that fell short of the growth targets by 10.2% and 2.9%, respectively; (ii) advancement of MA’s strategic initiatives including product innovation & development of enabling technologies; (iii) continued focus on margin management and cost reduction practices; (iv) pursuit of M&A opportunities; (v) continued work on enhancing MA’s product portfolio, and Enterprise Risk Solutions’ portfolio in particular, as well as meeting customer demand for analytic and insight tools, conducting business development and positioning MA for growth, as well as sustaining customer retention by enhancing product quality and service; (vi) focus on expanding sales in products with scalable and sustainable growth; (vii) focus on risk management; (viii) effective organizational management and transition of the MA management team, emphasizing values of customer focus, innovation, commercial and operational effectiveness, employee development and the demonstrated commitment to diversity, inclusion and sustainability initiatives; and (ix) enhancement of MA’s competitive position with respect to its peers, to pay Mr. Tulenko 100.0% of his target annual cash incentive.

•

Mr. West: The Committee determined, based on Mr. West’s (i) contributions to MIS Operating Income for Compensation Purposes that exceeded the growth target by 13.1%, (ii) advancement of MIS’s strategic initiatives including with respect to ESG, climate business strategy and geographic expansion; (iii) management of seamless and uninterrupted customer engagement and delivery; (iv) prudent ratings management and comprehensive research framework to address the complex COVID-19 situation; (v) promotion of strong rating agency controls through risk management and adherence to regulation; and (vi) demonstrated commitment to diversity, inclusion and sustainability initiatives, to pay Mr. West 133.9% of his target annual cash incentive.

48	MOODY’S 2021 PROXY STATEMENT

LONG-TERM EQUITY INCENTIVE COMPENSATION

2020 Long-Term Equity Incentive (LTI) Mix

The Committee reevaluates the long-term equity incentive mix on an annual basis to determine what arrangement best aligns the NEO’s compensation with Moody’s stockholders and maintains the NEOs’ focus on financial and operational performance.

Performance shares (60% of Total Annual LTI for all NEOs other than the Former CEO; 70% of Total Annual LTI for Former CEO). The performance shares will be earned following the completion of a three-year performance period if certain cumulative performance goals are met or exceeded. The number of performance shares that vest and are actually issued to an employee following the end of the three-year performance period may be less than the number determined by the performance goal formula at the discretion of the Committee. For the 2020-2022 performance period, MCO EPS for Compensation Purposes, MIS Ratings Performance and MA Sales for Compensation Purposes were again used as the performance metrics. For the performance share program measurement, these metrics will be adjusted to exclude the net impact of restructuring charges, and other material, non-recurring, unusual items, as well as to include modified acquisition results in MA Sales for Compensation Purposes. The Committee decided that the impact of acquisitions would continue to be included when measuring MA Sales for Compensation Purposes, with acquired sales receiving a lower weighting than organic sales. These three metrics were retained for the 2020-2022 performance period because they incent management to consider the long- and medium-term impact of business decisions and the metrics provide a balance of financial and operational factors for business success. The weights of these three performance goals vary depending on each NEO’s role, responsibilities and corporate entity in which each NEO operates, as reflected in the table below:

2020 PERFORMANCE MEASURE WEIGHTINGS

Name	MCO EPS for Compensation Purposes	MA Sales for Compensation Purposes	MIS Ratings Performance
Raymond W. McDaniel	60%	20%	20%
Mark Kaye	60%	20%	20%
Robert Fauber	60%	20%	20%
Stephen Tulenko	50%	50%	0%
Michael West	50%	0%	50%

The Committee believes these weights to be appropriate based on the individuals’ more direct involvement with certain corporate entities. All NEOs have an incentive to contribute to the overall Company’s profitability, while certain NEO’s performance shares are more directly tied to the performance of MIS or MA.

RSUs (20% of Total Annual LTI for all NEOs other than the Former CEO; 30% of Total Annual LTI for Former CEO). The RSUs granted in February 2020 vest equally in four annual installments beginning on March 1, 2021, generally subject to continued service through each such vesting date. In making the determination to grant RSUs in 2020, the Committee considered the need to manage the number of shares used to deliver equity awards, and to allow the Company to measure and to balance incentives based on financial and operational goals with rewards that are tied more directly to stockholder value.

Stock options (20% of Total Annual LTI for all NEOs other than the Former CEO). Stock options vest based on continued service over four years in annual 25% increments, which means (i) executives will realize value from their awards only if the market price of the Company’s stock has

MOODY’S 2021 PROXY STATEMENT	49

appreciated above the options’ exercise price after the options have vested and (ii) executives are motivated to remain with the Company due to the multi-year vesting schedule. The Committee believes that because value is realized only if the Company’s stock price rises, stock options are performance-based compensation. Stock options expire 10 years after the grant date.

2020 LTI Grant Levels. In determining the value of total equity granted to the NEOs, in addition to the items noted in the following paragraph, the Committee considered the share utilization practices of the Company’s peer group and endeavored to balance aligning the interests of NEOs with stockholders while also motivating the NEOs to improve the Company’s current market position. As a result, the Committee recommended (based on a recommendation from the Former CEO, other than with respect to his own pay), and the Board approved, equity grants comprised of stock options, RSUs and performance shares, with the average individual NEO grant date value increasing approximately 32% from the individual NEO grants in 2019, in order to continue to bring equity award values more in line with median market levels. The NEO’s individual awards are reported in the Grants of Plan-Based Awards Table for 2020 on page 59.

Because the annual grants for all NEOs were made in February, each individual award determination considered (i) the Company’s 2019 performance, (ii) the NEO’s role in that performance, including the achievement of individual goals described above in “2020 Annual Cash Incentive Program Performance Results—Individual Performance,” and (iii) retention objectives for that NEO. The awards are intended to align the interests of NEOs with those of the Company’s stockholders. Annual awards are determined by an examination of the present period as well as by considering expectations of the future.

In July, the Committee approved an additional award of $500,000 (60% performance shares, 20% RSU and 20% stock options) to Mr. Kaye to recognize his performance, which included successfully transforming the finance organization, advancing the Company’s ESG and climate goals and metrics and effectively supporting the Company sustainability programs. This additional award was also intended to bring his long-term equity incentive level closer to the market median. For information regarding the vesting schedule for the long-term equity incentive compensation granted to Mr. Kaye, see “Elements of Moody’s Compensation Program” beginning on page 41.

2018-2020 Performance Share Payouts

The performance period for performance shares granted in 2018 ended on December 31, 2020, with the NEOs receiving between 76.5% and 90.5% of their performance share target amounts based on the Company’s results. The weighting that was assigned to each of the three performance goals at the time the performance shares were originally granted varied depending on each NEO’s role and responsibilities. Because Mr. Fauber transferred from MIS to Moody’s Corporation effective November 1, 2019, his performance share payout was weighted on a pro-rated basis for the 2018-2020 performance period based on his number of days worked at each of MIS and Moody’s Corporation. The threshold, target and maximum performance goals, as well as actual results, for MCO EBITDA for Compensation Purposes (which was used as a metric under our performance program for the 2018-2020 performance in lieu of MCO EPS for Compensation Purposes, which has been used as a metric beginning with the 2019-2021 performance period) and MA Sales for Compensation Purposes performance criteria are set forth in the table below. MIS Ratings Performance is evaluated based on internally developed metrics that are proprietary and competitively sensitive, and therefore are not disclosed in the table below. The threshold, target and maximum MIS Ratings Performance goals were set to reflect a degree of difficulty that was comparable to the standard applied in setting the performance goals for the other criteria, with target performance levels being difficult but obtainable, based on historical results under this metric.

50	MOODY’S 2021 PROXY STATEMENT

2018-2020 Performance Share Metrics

(1)

Actual plan performance includes increase in sales from businesses acquired after the threshold, target and maximum goals were established. As a result, the actual plan performance may exceed the maximum goal.

As a result of the level of performance that was achieved, the number of shares that vested in March 2021 (subject to continued service through the vesting date) for each NEO relative to the target number of shares granted is reflected in the table below:

Name	2018-2020 Performance Share Award at Target (# of shares)	2018-2020 Performance Share Award to Vest (# of shares)
Raymond W. McDaniel	28,119	23,058
Mark Kaye	4,419	3,624
Robert Fauber	5,194	4,529
Stephen Tulenko	3,761	2,877
Michael West	3,045	2,756

Each NEOs’ individual performance share awards are reported in the Outstanding Equity Awards at Fiscal-Year End Table For 2020 on page 60.

THE ROLE OF THE COMMITTEE, ITS CONSULTANT AND MANAGEMENT

The Committee, which is comprised entirely of independent directors, has responsibility for oversight of the Company’s compensation program and has final authority for evaluating and setting compensation for NEOs. To assist in this process, it considers recommendations made by the chief executive officer (except with respect to his own compensation), and uses market data and analyses that the Committee’s independent compensation consultant provides in order to help formulate target compensation levels. The Committee has engaged Meridian, an independent compensation consulting company, to advise the Committee on matters related to executive and director compensation. Meridian is engaged directly by and reports to the Committee. Meridian does not offer or provide any other services to the Company and the Committee determined that the retention of Meridian has not raised any conflicts of interest.

The Committee’s independent consultant reviewed an analysis of the annual comparison of the elements of Moody’s executive compensation structure and practices to those of the Company’s peer group, as set forth above, and the broader financial services industry. Based on its review, the consultant concluded that the Company’s executive compensation program structure is consistent with industry practices.

FORMER CHIEF EXECUTIVE OFFICER 2020 COMPENSATION

The Committee began its analysis of total direct compensation for the Former CEO by analyzing the compensation of executive officers at companies included in its peer group, as well as in the

MOODY’S 2021 PROXY STATEMENT	51

broader financial services market. It also reviewed the Former CEO’s pay as compared to the other NEOs. In light of the Former CEO’s broad responsibilities requiring oversight of the entire organization and based on the goals detailed on page 47 under “Individual Performance,” the Committee determined that a higher total direct compensation package was warranted as compared with the other NEOs.

The mix of Mr. McDaniel’s total direct compensation package has changed over the years. For each of the past seven years, the Committee determined not to increase Mr. McDaniel’s base salary in order to keep his total direct compensation in line with competitive benchmarks.

In terms of his equity grants, 30% of Mr. McDaniel’s 2020 equity award was comprised of RSUs and 70% was comprised of performance shares. The mix of Mr. McDaniel’s 2020 equity award was approved by the Committee to acknowledge Mr. McDaniel’s extensive contribution to the Company, to improve the alignment of Mr. McDaniel’s equity compensation with stockholders in his final year of service before retirement, and to maintain flexibility in the timing of the CEO transition.

Mr. McDaniel’s target “at risk” compensation (i.e., target annual incentive and equity awards assuming performance at target for performance shares) made up 93% of his total target compensation. This percentage is in line with the Committee’s objective of continuing to align the vast majority of the Former CEO’s compensation with long-term Company performance.

Alignment with Company Performance. The following graph illustrates prior year results’ impact on compensation. In 2020, the Former CEO total compensation increased primarily because of the Company’s strong financial and total shareholder return performance over several years.

CEO Summary Compensation Table Total Compensation and Operating Income Performance

52	MOODY’S 2021 PROXY STATEMENT

In addition, the following graphs compare the total one- and three-year cumulative stockholder returns of the Company to the performance of Standard & Poor’s Stock 500 Composite Index.

The comparisons included in the MCO Stock Total Return graphs above assume that $100.00 was invested in the Company’s Common Stock and in the S&P 500 Composite Index on December 31, 2017 and December 31, 2019. The comparison also assumes the reinvestment of dividends, if any. The one-year total return for the Common Stock was 23.28% during the performance period as compared with a total return during the same period of 18.39% for the S&P 500 Index. The three-year total return for the Common Stock was 102.45% during the performance period as compared with a total return during the same period of 48.82% for the S&P 500 Index.

As compared to its peer group, Moody’s Total Shareholder Return (defined as the annualized rate of share price appreciation plus the reinvestment of dividends) was in the 67th percentile among the peers for the one-year period ending December 31, 2020 and in the 89th percentile for the three-year period ending December 31, 2020.

Thorough Committee Analysis. The Committee undertook an extensive analysis of the Former CEO’s pay in 2020 in order to evaluate whether the compensation structure continued to be appropriate.

•

The Committee reviewed the alignment between Mr. McDaniel’s pay and Company performance for the three-year period ranging from 2017 through 2019. With the assistance of the Committee’s advisor, Meridian, the Committee assessed the relationship between Mr. McDaniel’s realized/realizable compensation and the Company’s performance across a range of profitability, growth and return metrics for the three-year period relative to the Company’s peer group.

•

The Committee concluded that the relative positioning of Mr. McDaniel’s total compensation was well aligned with the Company’s performance and that the combined structure of the Company’s incentive plans was appropriate and in keeping with the Committee’s objectives for these programs.

Mr. McDaniel’s targeted total direct compensation for 2020 was at the 70th percentile as compared to the Company’s peer group. His 2020 actual total direct compensation was approximately at the 74th percentile of the benchmark actual total direct compensation levels of the comparative group. In light of the individual achievements listed on page 47, the description of Company achievements on page 36 and the value of Mr. McDaniel’s pension plans, the Committee believes Mr. McDaniel’s total direct compensation package to be appropriate.

MOODY’S 2021 PROXY STATEMENT	53

Pension Value. The change in Mr. McDaniel’s pension value in 2020, as shown in the Summary Compensation Table on page 57, is larger than in prior years primarily because the discount rate for the Retirement Account, PBEP and SEBP (that is the basis for the proxy calculations) decreased during 2020 to 2.35%, 1.90% and 1.85%, respectively. This rate decrease resulted in the increase of the pension present values reflected in the Pension Benefit Table for 2020, which are the basis for the change in pension value shown in the Summary Compensation Table. While Mr. McDaniel is no longer earning additional benefits under the SEBP, he did continue to earn benefits under the Retirement Account and PBEP which also contribute to the higher disclosed pension values for those plans. Mr. McDaniel’s pension benefits were earned over his more than 30 years of service to the Company. They will be distributed in 2021 in accordance with each plan’s terms and Mr. McDaniel’s prior elections.

CHIEF EXECUTIVE OFFICER 2021 COMPENSATION

As previously reported, Robert Fauber, who served as the Chief Operating Officer during 2020, assumed the position of President and Chief Executive Officer of the Company effective as of January 1, 2021. On February 8, 2021, the Committee set Mr. Fauber’s compensation for 2021 as President and Chief Executive Officer under the Company’s existing executive compensation program. Specifically, the Committee approved a base salary for 2021 of $900,000, set his 2021 target annual cash incentive at $1,700,000, and granted him performance shares with a grant date target value of $3,840,000, restricted stock units with a grant date value of $1,280,000 and stock options with a grant date value of $1,280,000.

EXECUTIVE COMPENSATION GOVERNANCE POLICIES AND PRACTICES

2020 Say-on-Pay Vote

At Moody’s 2020 annual meeting, stockholders expressed substantial support for the compensation of the NEOs, with approximately 93% of the votes cast for approval of the NEOs’ executive compensation. The Committee evaluated the results of the 2020 advisory vote and believes the strong stockholder support signals approval of the current pay programs in place at Moody’s. The Committee also considers many other factors in evaluating Moody’s executive compensation programs as discussed in this Compensation Discussion and Analysis, including the Committee’s assessment of the alignment of the compensation programs with the Company’s corporate business objectives, evaluations of the programs by the Committee’s external consultant, and review of peer group data, each of which is evaluated in the context of the Committee’s fiduciary duty to act as the directors determine to be in stockholders’ best interests. While each of these factors bore on the Committee’s decisions regarding the NEOs’ compensation, the Committee did not make any changes to the Company’s executive compensation program and policies as a result of the 2020 say-on-pay vote.

Clawback Policy

Under its clawback policy, the Company has the right to require the forfeiture or seek recoupment of all or any portion of the value of or proceeds from any annual cash incentive awards, performance shares, or other equity grants upon the occurrence of certain triggers. The clawback policy applies to (a) the Company’s Section 16 officers, in the event of a significant or material restatement of the Company’s financial statements covering any of the three fiscal years preceding the payment or settlement of the award, where the payment or settlement of any such award was predicated upon the achievement of specified financial results that are revised as a result of such restatement; (b) any award recipient whose unlawful activity, fraud, or intentional or willful misconduct covering any of the three fiscal years preceding the grant, payment, vesting, or settlement of the award gave rise to or contributed to the restatement; and (c) any award recipient whose unlawful activity, fraud, or intentional or willful misconduct during any of the three fiscal years preceding the grant, payment, vesting or settlement of the award resulted in material financial harm to the Company. The value, amount and awards subject to forfeiture or recoupment under this policy are determined by the Compensation & Human Resources Committee.

54	MOODY’S 2021 PROXY STATEMENT

Stock Ownership Guidelines

Moody’s adopted stock ownership guidelines for its executives, including the NEOs, and its non-management directors, encouraging them to acquire and maintain a meaningful stake in the Company. Moody’s believes that these guidelines encourage its directors and executive officers to act as owners, thereby better aligning their interests with those of the Company’s stockholders.

•

The guidelines are intended to balance an officer’s need for portfolio diversification with the Company’s desire for officers to hold an ownership level sufficient to assure stockholders of the individual’s commitment to value creation.

•

Executive officers are expected, within five years of appointment to officer level, to acquire and hold shares of the Company’s Common Stock equal in value to a specified multiple of their base salary (which varies based on position). Ownership is expected to increase in line with base salary increases.

•

The current ownership level multiples are: (i) six times base salary for the CEO, (ii) three times base salary for the remaining NEOs, as well as all direct reports of the CEO who receive performance shares, (iii) one times base salary for the remaining officers subject to the guidelines, and (iv) five times the annual cash retainer for non-management directors.

•	Restricted shares, RSUs and shares owned by immediate family members or through the Company’s tax-qualified savings and retirement plans count toward satisfying the guidelines.

•	Stock options, whether vested or unvested, do not count toward satisfying the guidelines.

•	Unearned performance shares do not count toward satisfying the guidelines.

•

A “hold until met” requirement (or share retention ratio) requires executives to hold 75% of net shares that they are awarded until their ownership multiple is met, including when an executive’s holdings no longer satisfy the required ownership multiple due to a decline in stock price.

As of December 31, 2020, each of the NEOs was in compliance with the guidelines. The guidelines for an individual executive officer may be suspended at the discretion of the Board of Directors in situations that it deems appropriate.

Anti-Hedging and Anti-Pledging Policy; Short Sales and Other Speculative Trades

All executive officers, directors and their family members are subject to a securities trading policy under which they are prohibited from entering into the following transactions with respect to Moody’s securities, including any publicly traded securities of a Moody’s subsidiary. The term “family member” is defined in the Company’s policy against insider trading and generally includes family members or entities that hold, purchase or sell Company stock that is attributed to the director or officer. Specifically, the following activities are prohibited under the policy:

•	making “short sales” of Moody’s securities;

•

engaging in short-term or speculative transactions or entering into any transaction (including purchasing or selling forward contracts, equity swaps, puts or calls) that are designed to offset any decrease in the market value of or is otherwise based on the price of Moody’s securities;

•	pledging Moody’s securities as collateral for a loan; and

•	holding Moody’s securities in margin accounts or buying Moody’s securities on margin.

MOODY’S 2021 PROXY STATEMENT	55

ADDITIONAL EXECUTIVE COMPENSATION POLICIES AND PRACTICES

Employment Agreements

Moody’s does not enter into employment agreements with its U.S. executives, including the NEOs. All of the Company’s U.S. executives are, or prior to their termination of employment were, “at will” employees. For additional information, see “Potential Payments Upon Termination or Change in Control” on page 65.

Severance Policy

Moody’s provides severance benefits to NEOs under the Moody’s Career Transition Plan (the “Moody’s Career Transition Plan” or “CTP”) and the Moody’s Corporation Change in Control Severance Plan (the “Moody’s Corporation Change in Control Severance Plan” or the “CICP”), each of which is described below.

Career Transition Plan

All NEOs in the U.S. participate in the CTP, a broad-based plan that is available to all full-time and regular part-time employees on the Company’s United States payroll. The NEOs are not entitled to receive any severance benefits outside those provided under the CTP and CICP. The CTP is designed to compensate eligible employees in the following situations:

•	where there has been a reduction in the Company’s workforce or elimination of specific jobs;

•	where the individual’s job performance has not met expectations (but does not involve a basis for terminating his employment for cause); or

•	where the Company has agreed with an individual that it is in the mutual best interests of the parties to sever the employment relationship.

While having such a plan in place is in the best long-term interest of stockholders, the plan is not designed to reward individuals who have not performed to expectations or who have engaged in conduct that is detrimental to the Company and its stockholders, and the plan contains provisions to safeguard against this by providing that no severance is payable when termination is for “cause”. CTP benefits are based on position as well as tenure and are more fully described beginning on page 66.

Change in Control Arrangements

The purpose of the CICP is to offer its participants, which include the Company’s executive officers and other key employees selected by the Committee, protection in the event of a termination of employment in connection with a Change in Control (as defined in the CICP). The CICP has been adopted to enhance the alignment of the interests of management and stockholders by allowing executives to remain objective when facing the prospect of a sale and potential job elimination. Under the CICP, participants are entitled to severance benefits triggered only if a participant’s employment is terminated within 90 days prior to or two years following a change in control of the Company by the Company or its successor without Cause, or by the participant for Good Reason (both terms as defined in the CICP) (i.e., a “double-trigger”). For the chief executive officer, severance benefits under the CICP consist of a lump-sum cash payment equal to three times the sum of his base salary and target annual incentive for the year of termination, plus three years of continued coverage under the Company’s medical and dental insurance plans. For other executives, the severance benefits consist of a lump-sum cash payment equal to two times the sum of their base salaries and target annual incentives, plus two years of continued medical and dental coverage. Executive officers are not entitled to receive (either under the CICP or any other arrangement) a “golden parachute” excise tax gross-up with respect to change in control benefits.

56	MOODY’S 2021 PROXY STATEMENT

SUMMARY COMPENSATION TABLE

The following table sets forth, for the years ended December 31, 2020, 2019 and 2018, as applicable, the total compensation of the Company’s Named Executive Officers. The Named Executive Officers include Moody’s former chief executive officer, chief financial officer, and the next three most highly compensated executive officers for 2020. Mr. McDaniel retired from his position as Chief Executive Officer on December 31, 2020, and Mr. Fauber, who served as Chief Operating Officer during 2020, assumed such position on January 1, 2021.

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)		Stock Awards ($) (2)	Option Awards ($) (3)	Non-Equity Incentive Plan Compensation ($) (4)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($) (5)	All Other Compensation ($) (6)	Total ($)
Raymond W. McDaniel	2020	$1,061,538(7)		—	$10,349,742	—	$2,390,000	$3,444,752	$24,630	$17,270,662
Former President and Chief Executive Officer	2019 2018	1,000,000 1,000,000		— —	6,279,951 6,279,911	$1,570,004 1,569,992	2,500,000 1,666,200	2,383,185 —	18,492 40,408	13,751,632 10,556,511
Mark Kaye	2020	562,500		—	2,080,056	520,036	836,500	10,062	94,547	4,103,702
Senior Vice President and Chief Financial Officer	2019 2018	525,000 192,837	$	— 775,000	1,199,958 2,119,958	300,019 229,992	747,600 —	— —	69,334 50,435	2,841,911 3,368,222
Robert Fauber	2020	700,000		—	2,400,115	599,973	1,553,500	494,064	47,280	5,794,932
President and Chief Executive Officer	2019 2018	595,833 561,250		— —	2,400,078 1,159,938	600,020 289,990	1,568,000 667,100	257,624 121,197	18,708 18,136	5,440,263 2,817,611
Stephen Tulenko	2020	588,606(7)		—	960,159	240,001	600,000	509,919	37,784	2,936,469
President of Moody’s Analytics	2019	466,616		—	839,954	209,983	661,900	367,181	9,772	2,555,406
Michael West	2020	525,000		—	960,159	240,001	803,400	43,614	70,723	2,642,896
President of Moody’s Investors Service
(1)

The amounts reported in the “Bonus” column represent discretionary bonuses paid to the Named Executive Officers. Payments under the Company’s annual cash incentive program are reported in the “Non-Equity Incentive Plan Compensation” column.

(2)

The amounts reported in the “Stock Awards” column represent the full grant date fair market value of performance share and RSU grants. The full grant date fair value is based on the fair market value of the stock, which is defined as the arithmetic mean of the high and low prices of the Common Stock on the date of grant. All grants of performance shares and RSUs were made under the 2001 Stock Incentive Plan.

The 2018 performance share award is subject to performance metrics of EBITDA, MA’s sales growth and MIS’s ratings quality and the 2019 and 2020 performance share awards are subject to adjusted EPS, MA’s sales growth and MIS’s ratings quality. Because the achievement or non-achievement of these performance metrics depends upon the occurrence of future events, the actual final payouts of these performance share awards are not known at this time. As such, the total grant date fair value of the performance shares is calculated using the target number of shares underlying these awards and the per share grant date prices on the dates of grant ($280.42 on February 20, 2020 and $277.05 on July 1, 2020). Assuming that the maximum performance for the performance share awards were attained, such awards would settle at 200% of target and the value of the 2020 performance share awards for Messrs. McDaniel, Kaye, Fauber, Tulenko and West would be $14,419,758, $3,119,946, $3,600,032, $1,440,238, and $1,440,238, respectively. No cash dividends will be paid on such performance shares when the underlying shares vest. Cash dividend equivalents will be paid on restricted shares and RSUs at vest. For additional information on the 2020 performance share and RSU awards, see “Grants of Plan-Based Awards Table for 2020” on page 59 and the related footnotes.

(3)

The amounts reported in the “Option Awards” column represent the full grant date fair value of non-qualified options granted in each year indicated. The aggregate grant date fair value of the stock options granted to our NEOs in 2020 is based on the Black-Scholes value of a stock option on the grant date, as determined in accordance with applicable accounting guidance for equity-based awards. For additional information on the valuation of Moody’s option awards, see Note 16 to the financial statements as contained in the Company’s

MOODY’S 2021 PROXY STATEMENT	57

Annual Report on Form 10-K filed with the SEC on February 22, 2021. The actual amounts realized, if any, will depend on the extent to which the stock price exceeds the option exercise price at the time the option is exercised.

(4)

The amounts reported in the “Non-Equity Incentive Plan Compensation” column represent the amounts earned by the Named Executive Officers for the applicable year under the Company’s annual cash incentive program. The amounts for 2020, 2019 and 2018 were actually paid on March 5, 2021, March 6, 2020 and March 1, 2019, respectively. For a description of this program, see “Annual Cash Incentives” in the CD&A beginning on page 44.

(5)

The amounts reported in the “Change in Pension Value and Non-qualified Deferred Compensation Earnings” column represent the aggregate change during 2020 in the actuarial present value of the Named Executive Officers’ accumulated benefits under the Company’s Retirement Account, PBEP and SEBP, and above market earnings of the NEOs’ benefits under the Company’s Deferred Compensation Plan. For Mr. McDaniel, the only NEO covered by the SEBP, the change in the actuarial present value year-over-year is largely driven by the impact of the following variables on the SEBP component: one less year of payments since the benefit was frozen as of December 31, 2018 and annual assumption changes (such as the discount rate, the lump-sum interest rate and the mortality assumption). The change in pension value for 2020 increased primarily due to lower interest rates at year-end 2020, increasing the SEBP lump-sum payable to Mr. McDaniel, and resulting in a higher actuarial present value. The changes in the discount and lump-sum interest rates are determined by the terms of the SEBP itself. For all NEOs not covered by the SEBP, the primary factors impacting the year-over-year change in pension value were pensionable pay changes from 2019 to 2020 and annual assumption changes similar to those descried for the SEBP. The discount rates for the Retirement Account, PBEP and SEBP that are the basis for the proxy present value calculations have decreased during 2020 to 2.35% / 1.90% / 1.85%, respectively.

(6)	The 2020 amounts reported in the “All Other Compensation” column comprise the following compensation items:

Name	Year	Perquisites and Other Personal Benefits (a)	Vested and Unvested Company Contributions to Defined Contribution Plans (b)	Dividends or Other Earnings Paid on Stock Awards	Termination Benefits	Total
Raymond W. McDaniel	2020	—	$8,550	$16,080	—	$24,630

Mark Kaye	2020	—	85,156	9,391	—	94,547

Robert Fauber	2020	—	43,542	3,738	—	47,280

Stephen Tulenko	2020	—	35,607	2,177	—	37,784

Michael West	2020	—	68,993	1,730	—	70,723
(a)	For all the NEOs, perquisites and other personal benefits provided in fiscal 2020 were, in the aggregate, less than $10,000 per individual.

(b)

These amounts represent the aggregate annual Company contributions to the accounts of the Named Executive Officers under the Company’s Profit Participation Plan and the non-qualified Deferred Compensation Plan in the United States. The Profit Participation Plan and the Deferred Compensation Plan are defined contribution plans.

(7)

Messrs. McDaniel and Tulenko’s amounts include payments for their accrued but unused vacation time. The amount to Mr. McDaniel was paid per the company’s vacation policy for retirees. The amount to Mr. Tulenko was paid out per the Company’s initiative to remove certain grandfathered vacation days under a now discontinued policy.

58	MOODY’S 2021 PROXY STATEMENT

GRANTS OF PLAN-BASED AWARDS TABLE FOR 2020

The following table sets forth, for the year ended December 31, 2020, information concerning each grant of an award made to the Company’s Named Executive Officers in 2020 under any plan.

Name	Grant Date		Authorization Date (1)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (2)			Estimated Future Payouts Under Equity Incentive Plan Awards (3)			All Other Stock Awards: Number of Shares of Stock or Units (#) (4) (5)	All Other Option Awards: Number of Securities Underlying Options (6) (#)	Exercise or Base Price of Option Awards (7) ($/Sh)	Grant Date Fair Value of Stock and Option Awards (8)
				Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Raymond W. McDaniel	2/20/2020	(3)	2/10/2020				6,428	25,711	51,422				$7,209,879
	2/20/2020	(4)	2/10/2020							11,197			3,139,863
	N/A			N/A	$2,000,000	$4,000,000

Mark Kaye	2/20/2020	(3)	2/10/2020				1,123	4,493	8,986				1,259,927
	2/20/2020	(4)	2/10/2020							1,498			420,069
	2/20/2020		2/10/2020								6,939	$280.42	420,018
	7/1/2020	(3)	6/22/2020				271	1,083	2,166				300,045
	7/1/2020	(5)	6/22/2020							361			100,015
	7/1/2020		6/22/2020								1,427	277.05	100,018
	N/A			N/A	700,000	1,400,000

Robert Fauber	2/20/2020	(3)	2/10/2020				1,605	6,419	12,838				1,800,016
	2/20/2020	(4)	2/10/2020							2,140			600,099
	2/20/2020		2/10/2020								9,912	280.42	599,973
	N/A			N/A	1,300,000	2,600,000

Stephen Tulenko	2/20/2020	(3)	2/10/2020				642	2,568	5,136				720,119
	2/20/2020	(4)	2/10/2020							856			240,040
	2/20/2020		2/10/2020								3,965	280.42	240,001
	N/A			N/A	600,000	1,200,000

Michael West	2/20/2020	(3)	2/10/2020				642	2,568	5,136				720,119
	2/20/2020	(4)	2/10/2020							856			240,040
	2/20/2020		2/10/2020								3,965	280.42	240,001
	N/A			N/A	600,000	1,200,000
(1)

The Compensation & Human Resources Committee authorized the grant of stock options, RSUs and performance shares for 2020 on February 10, 2020, to be effective on February 20, 2020, the fifth trading day following the date of the public dissemination of the Company’s financial results for 2020. In recognition of Mr. Kaye’s performance, the Compensation & Human Resources Committee authorized the grant of additional stock options, RSUs and performance shares to him on June 22, 2020, to be effective on July 1, 2020.

(2)

Amounts in the “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” columns consist of cash incentive awards granted in 2020 under the Company’s annual cash incentive program. For additional information on the annual cash incentive program, see the CD&A beginning on page 44. These awards were earned during 2020 and are paid in March 2021.

(3)

Amounts in “Estimated Future Payouts Under Equity Incentive Plan Awards” columns consist of performance share awards granted in 2020 under the Company’s 2001 Stock Incentive Plan. The Compensation & Human Resources Committee determined the target performance share amounts and set performance measures over the three-year performance period ending December 31, 2022. For Mr. McDaniel, Mr. Fauber and Mr. Kaye, performance is based on adjusted EPS, MA’s sales growth and MIS’s ratings quality. For Mr. Tulenko, performance is based on adjusted EPS and MA’s sales growth. For Mr. West, performance is based on adjusted EPS and MIS’s rating quality. For 2020, the maximum incentive payout opportunity was 200% of target.

(4)	Consists of RSU awards granted in 2020 under the Company’s 2001 Stock Incentive Plan. They vest in four equal installments on March 1, 2021, March 1, 2022, March 1, 2023 and March 1, 2024.

(5)	Mr. Kaye’s July 1, 2020 RSU grant vests on July 1, 2021, July 1, 2022, July 1, 2023 and July 1, 2024.

(6)

Consists of stock option awards made under the Company’s 2001 Stock Incentive Plan. They vest in four equal annual installments beginning on the first anniversary of the date of grant and expire on February 25, 2030, or for Mr. Kaye’s July 1, 2020 award, on July 1, 2030.

(7)	The exercise price of the stock options is equal to the arithmetic mean of the high and low market price of the Company’s Common Stock on the grant date.

(8)

The February 20, 2020 grant date fair value for stock options is based on the Black-Scholes option valuation model, applying the following assumptions; a stock-price volatility factor of 22.43%; a risk-free rate of return of 1.45%; a dividend yield of 0.80%; and an expected time of exercise of 5.7 years from the date of grant. The

MOODY’S 2021 PROXY STATEMENT	59

July 1, 2020 grant date fair value for stock options is based on the Black-Scholes option valuation model, applying the following assumptions; a stock-price volatility factor of 29.12%; a risk-free rate of return of 0.47%; a dividend yield of 0.81%; and an expected time of exercise of 5.7 years from the date of grant. The Black Scholes model is premised on the immediate exercisability and transferability of the options, neither of which applies to the options set out in the table above. The actual amounts realized, if any, will depend on the extent to which the stock price exceeds the option exercise price at the time the option is exercised.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE FOR 2020

The following table sets forth information concerning unexercised options, stock that has not vested and equity incentive plan awards for each of the Company’s Named Executive Officers outstanding as of December 31, 2020. The market value of the shares that have not vested is based on the closing market price of the Company’s Common Stock on December 31, 2020, the last business day of Moody’s 2020 fiscal year, on the NYSE.

	Option Awards (1)						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Grant Date	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (2)	Market Value of Shares or Units of Stock That Have Not Vested ($) (3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (3)	Grant Date
	Exercisable	Unexercisable
Raymond W. McDaniel	52,080	0		$79.55	2/12/2014	2/12/2024	3,202	$929,348			2/23/2017
	55,463	0		98.01	2/11/2015	2/11/2025	23,058	6,692,354			2/16/2018
	102,050	0		80.81	2/12/2016	12/31/2025	4,687	1,360,355			2/16/2018
	36,435	12,146		113.34	2/23/2017	12/31/2025	4,523	1,312,756	36,196	$10,505,527	2/25/2019
	17,113	17,114		167.50	2/16/2018	12/31/2025	8,398	2,437,436	51,422	14,924,721	2/20/2020
	9,106	27,321		173.58	2/25/2019	12/31/2025

Mark Kaye	0	2,747		156.14	10/23/2018	10/23/2028	3,624	1,051,830			10/23/2018
	0	5,221		173.58	2/25/2019	2/25/2029	737	213,907			10/23/2018
	0	6,939		280.42	2/20/2020	2/20/2030	1,296	376,151	10,370	3,009,789	2/25/2019
	0	1,427		277.05	7/1/2020	7/1/2030	1,498	434,780	8,986	2,608,097	2/20/2020
							361	104,777	2,166	628,660	7/1/2020

Robert Fauber	3,318	0		79.55	2/12/2014	2/12/2024	574	166,598			2/23/2017
	8,319	0		98.01	2/11/2015	2/11/2025	4,529	1,314,497			2/16/2018
	14,165	0		80.81	2/12/2016	2/12/2026	866	251,348			2/16/2018
	3,217	0		94.18	7/1/2016	7/1/2026	1,470	426,653	11,752	3,410,900	2/25/2019
	6,525	2,176		113.34	2/23/2017	2/23/2027	907	263,248	7,254	2,105,401	11/5/2019
	3,161	3,161		167.50	2/16/2018	2/16/2028	2,140	621,114	12,838	3,726,101	2/20/2020
	1,972	5,917		173.58	2/25/2019	2/25/2029
	1,350	4,051		215.07	11/5/2019	11/5/2029
	0	9,912		280.42	2/20/2020	2/20/2030

Stephen Tulenko	0	1,674		113.34	2/23/2017	2/23/2027	442	128,286			2/23/2017
	0	2,289		167.50	2/16/2018	2/16/2028	2,877	835,020			2/16/2018
	0	3,654		173.58	2/25/2019	2/25/2029	627	181,980			2/16/2018
	0	3,965		280.42	2/20/2020	2/20/2030	908	263,538	7,258	2,106,562	2/25/2019
							856	248,445	5,136	1,490,673	2/20/2020

Michael West	0	1,297		113.34	2/23/2017	2/23/2027	342	99,262			2/23/2017
	0	1,853		167.50	2/16/2018	2/16/2028	2,756	799,901			2/16/2018
	986	2,958		173.58	2/25/2019	2/25/2029	508	147,442			2/16/2018
	0	3,965		280.42	2/20/2020	2/20/2030	735	213,326	5,876	1,705,450	2/25/2019
							856	248,445	5,136	1,490,673	2/20/2020
(1)	Option awards are exercisable in four equal, annual installments beginning on the first anniversary of the date of grant.

(2)

The RSU grants made on February 20, 2020 will vest in four equal installments on March 1, 2021, March 1, 2022, March 1, 2023 and March 1, 2024. The RSU grant made to Mr. Kaye in July 2020 will vest in four equal

60	MOODY’S 2021 PROXY STATEMENT

installments on July 1, 2021, July 1, 2022, July 1, 2023 and July 1, 2024. The remaining portion of the RSU grants made on February 25, 2019 will vest in equal installments on March 1, 2021, March 1, 2022 and March 1, 2023. The remaining portion of the RSU grant made to Mr. Fauber on November 5, 2019 vests on November 5, 2021, November 5, 2022 and November 5, 2023. The remaining portion of the RSU grant made to Mr. Kaye on October 23, 2018 vests in equal installments on March 1, 2021 and March 1, 2022. The remaining portion of the RSU grants made on February 16, 2018 will vest in equal installments on March 1, 2021 and March 1, 2022. The remaining portion of the RSU grants made on February 23, 2017 vest March 1, 2021. The performance shares granted on February 16, 2018, and the performance shares granted on Oct 23, 2018 for Mr. Kaye were earned at the levels shown for the performance period ending December 31, 2020, and vest in March 2021, subject to continued service through such date.

(3)	Value is calculated based on the closing price of the Common Stock on December 31, 2020, which was $290.24.

(4)

Represents performance share awards that pay out subject to the attainment of performance objectives and vesting requirements over a three-year period. The performance shares granted on February 25, 2019 vest on March 2022 for the performance period ending December 31, 2021, the performance shares granted on November 5, 2019 vest on March 2022 for the performance period ending December 31, 2021, the performance shares granted on February 20, 2020 vest on March 1, 2023 for the performance period ending December 31, 2022 and the performance shares granted on July 1, 2020 vest on March 1, 2023 for the performance period ending December 31, 2022.

OPTION EXERCISES AND STOCK VESTED TABLE FOR 2020

The following table sets forth information concerning the number of shares of Common Stock acquired and the value realized upon the exercise of stock options and the number of shares of Common Stock acquired and the value realized upon vesting of restricted stock and RSU awards during 2020 for each of the Company’s Named Executive Officers on an aggregated basis. In the case of stock options, the value realized is based on the market price of the Company’s Common Stock on the NYSE at the time of exercise and the option exercise price; in the case of restricted stock awards and RSUs, the value realized is based on the average high and low market price of the Company’s Common Stock on the NYSE on the vesting date.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#) (1)	Value Realized on Vesting ($)
Raymond W. McDaniel	171,133	$36,780,912	76,608	$19,427,608
Mark Kaye	3,113	230,711	4,352	1,246,349
Robert Fauber	4,842	1,007,836	13,324	3,358,888
Stephen Tulenko	9,105	1,253,638	9,469	2,378,613
Michael West	6,203	912,814	7,717	1,938,510
(1)

The performance shares granted for the 2018-2020 performance period vested on March 1, 2021 and therefore are not reflected in the above table. Such shares are shown in the “Outstanding Equity Awards At Fiscal Year End Table for 2020” above.

MOODY’S 2021 PROXY STATEMENT	61

PENSION BENEFITS TABLE FOR 2020

The following table sets forth information with respect to each defined benefit pension plan that provides for payments or other benefits to the Named Executive Officers at, following, or in connection with retirement.

Name	Plan Name	Number of Years Credited Service (#) (1)	Present Value of Accumulated Benefit at 12/31/20 ($)	Payments During Last Fiscal Year ($)
Raymond W. McDaniel	Retirement Account	32.5000	$ 1,015,058	—
	Pension Benefit Equalization Plan	32.5000	7,087,990	—
	Supplemental Executive Benefit Plan	30.0000	31,379,645	—
Mark Kaye	Retirement Account	N/A	N/A	—
	Pension Benefit Equalization Plan	N/A	N/A	—
	Supplemental Executive Benefit Plan	N/A	N/A	—
Robert Fauber	Retirement Account	14.2500	383,877	—
	Pension Benefit Equalization Plan	14.2500	1,041,342	—
	Supplemental Executive Benefit Plan	N/A	N/A	—
Stephen Tulenko	Retirement Account	29.5000	853,722	—
	Pension Benefit Equalization Plan	29.5000	1,564,173	—
	Supplemental Executive Benefit Plan	N/A	N/A	—
Michael West	Retirement Account	N/A	N/A	—
	Pension Benefit Equalization Plan	N/A	N/A	—
	Supplemental Executive Benefit Plan	N/A	N/A	—
(1)

The credited service for the Retirement Account and the PBEP is based on service from the date the individual became a participant in the plan. Individuals become participants in the plan on the first day of the month coincident with or next following the completion of one year of service. The SEBP provides credited service from an individual’s date of hire with Moody’s through the date that benefit accruals were frozen in 2018. For Messrs. McDaniel and Tulenko, their date of participation in the Retirement Account is based on an earlier plan provision that provided for individuals to become participants on the January 1 or July 1 following the completion of one year of service.

The Company provides retirement benefits to the Named Executive Officers under three defined benefit pension plans: the Retirement Account, the PBEP and the SEBP. All three of these pension plans have been closed to new participants since 2008. The Retirement Account is a broad-based, tax-qualified defined benefit pension plan. The PBEP is a non-tax-qualified defined benefit pension plan that restores benefits to participants that would otherwise be lost under the Retirement Account due to limitations under the federal income tax laws on the provision of benefits under tax-qualified defined benefit pension plans. The Retirement Account, together with the PBEP, has a “cash balance” design that provides retirement income based on a percentage of annual compensation that is credited to a notional account that is then credited with periodic interest credits. The SEBP, which was frozen to further accruals in 2018, is a non-tax-qualified supplemental executive retirement plan that provides additional pension benefits for designated senior executive officers of the Company. The PBEP and SEBP are intended to comply with the requirements of Section 409A of the Internal Revenue Code. The frozen SEBP allowed participants to elect either an annuity or a lump-sum form of payment that will apply at retirement, and the PBEP generally provides lump-sum distributions to terminated participants at the later of age 55 or six months following termination from Moody’s.

The assumptions made in computing the present value of the accumulated benefits of the Named Executive Officers, except as described in the following sentence, are incorporated herein by reference

62	MOODY’S 2021 PROXY STATEMENT

to the discussion of those assumptions under the heading “Pension and Other Retirement Benefits” in the Management’s Discussion and Analysis and Note 15 to the financial statements as contained in the Company’s Annual Report on Form 10-K filed with the SEC on February 22, 2021. The assumed retirement age used in computing the present value of the accumulated benefits of the Named Executive Officers was age 65 in the case of the Retirement Account and the PBEP.

The material terms in effect in 2020 of the Retirement Account, the PBEP and the SEBP are described below. Future benefit accruals under these plans (if any) are subject to change.

MOODY’S CORPORATION RETIREMENT ACCOUNT

All U.S. employees hired prior to January 1, 2008 and who have been continuously employed became eligible to participate in the Retirement Account after attaining age 21 and completing one year of service with the Company. Participants earn one month of credited service for each month or fraction thereof from the date they become eligible to participate in the plan. The Retirement Account is a cash balance plan that provides benefits that grow monthly as hypothetical account balances that are credited with interest and pay-based credits. Interest credits are based on a 30-year Treasury interest rate equivalent with a minimum compounded annual interest rate of 4.5%. Pay-based credits are amounts allocated to each participant’s hypothetical account based upon a percentage of monthly pensionable compensation. The percentage of compensation allocated annually ranges from 3% to 12.5%. Each participant’s pay-based credit percentage is based on his or her attained age and credited service. Compensation is based on actual earnings, which include base salary, regular bonus (or annual incentive award), overtime and commissions. Severance pay, contingent payments and other forms of special remuneration are excluded.

Participants vest in their benefits after completing three years of service with the Company. Upon termination of employment, a participant may elect to receive an immediate lump-sum distribution equal to 100% of his or her cash balance account or in certain other forms. The normal retirement age under the Retirement Account is age 65, but participants who have attained age 55 with at least 10 years of service may elect to retire early. Upon retirement, participants may choose among the lump-sum and various actuarially equivalent forms of annuities offered under the plan. Other than Mr. McDaniel who has already retired and was eligible at the time of his retirement, none of the Named Executive Officers are currently eligible for early retirement under the Retirement Account.

MOODY’S CORPORATION PENSION BENEFIT EQUALIZATION PLAN

The PBEP is a non-tax-qualified defined benefit pension plan that restores benefits to participants whose pensionable compensation exceeds the limitations under the federal income tax laws on the provision of benefits under tax-qualified defined benefit pension plans. For 2020, this limitation was $285,000. The benefit-related provisions of the PBEP are the same as those of the Retirement Account except for the form of payment that must be received in the form of a lump-sum. Upon attaining age 55 with at least 10 years of service, participants may elect to retire. The PBEP was amended as of January 1, 2008 to provide that any participant who is an active employee of the Company or any subsidiary after December 31, 2004 shall receive all of his benefits under the PBEP in a lump-sum on the six-month anniversary of his separation from service with the Company or a subsidiary. Other than Mr. McDaniel who has already retired and was eligible at the time of his retirement, none of the Named Executive Officers are currently eligible for retirement under the PBEP.

MOODY’S CORPORATION SUPPLEMENTAL EXECUTIVE BENEFIT PLAN

The SEBP is a frozen non-tax-qualified defined benefit pension plan that was designed to ensure the payment of a competitive level of retirement income and disability benefits to participants. The target retirement benefit for a participant is equal to 2% of average final compensation for each year of

MOODY’S 2021 PROXY STATEMENT	63

credited service up to 30 years of credited service, for a maximum benefit of 60% of average final compensation. This target benefit is offset by other pension benefits earned under the Retirement Account and PBEP, as well as benefits payable from Social Security and other pension benefits payable by the Company.

Participants earned one month of credited service for each month or fraction thereof that they were employed by the Company. Eligible compensation included base salary, annual incentive awards, commissions, lump-sum payments in lieu of foregone merit increases, “bonus buyouts” as the result of job changes and any portion of such amounts voluntarily deferred or reduced by the participant under any Company employee benefit plan. Average final compensation was the highest consecutive 60 months of eligible compensation in the last 120 months of employment. In 2018, the Committee took action so that no additional benefits would accrue under the SEBP for the only NEO participant, Mr. McDaniel. As a result, Mr. McDaniel’s vested benefits as of December 31, 2018 were “grandfathered” and will be paid pursuant to the terms of the SEBP.

Participants vested in their benefits after completing five years of service with the Company. Benefits are payable at the later of age 55 or termination of employment. For participants who terminate their employment prior to attaining age 55, benefits must commence at age 55 and their SEBP benefit will be reduced by 60% for early retirement. If a participant retires directly from the Company after age 55 and before age 60 without the Company’s consent, his or her retirement benefit is reduced by 3% for each year or fraction thereof that retirement commences prior to reaching age 60. If a participant retires directly from the Company on or after age 55 with the Company’s consent, benefits are not reduced for commencement prior to age 60.

Participants were permitted to elect to receive up to 100% of their benefit in the form of a lump-sum distribution and Mr. McDaniel made such election. Mr. Daniel’s accumulated benefit under the SEBP as of December 31, 2020 is based on a formula that incorporates 30 years of his credited service as reflected in the Pension Benefit Table for 2020. The interest rate used to determine the lump-sum amount was established per the terms of the SEBP itself.

NON-QUALIFIED DEFERRED COMPENSATION TABLE (1)

The following table sets forth information concerning the non-qualified deferred compensation of the Named Executive Officers in 2020.

Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)
Raymond W. McDaniel	—	—	$50,037	—	$ 416,975
Mark Kaye	$61,509	$66,631	10,062	—	204,777
Robert Fauber	78,400	34,992	73,502	—	300,715
Stephen Tulenko	54,114	27,057	45,975	—	406,136
Michael West	—	46,193	43,614	—	326,664

(1)

Non-qualified deferred compensation earnings are included in the “Aggregate Earnings in Last Fiscal Year” column of this table. Company contributions to the accounts of the NEOs under the Company’s non-qualified Deferred Compensation Plan also are reflected in column (b) of footnote (7) to the Summary Compensation Table. Total contribution of $69,825 for Mr. Kaye was reported as compensation in the Company’s Summary Compensation Tables for prior years.

MOODY’S CORPORATION DEFERRED COMPENSATION PLAN

Effective January 1, 2008, the Company implemented the Moody’s Corporation Deferred Compensation Plan (the “DCP”). Each year, employees expected to earn annual compensation in excess of the IRS compensation limit for allowable pre-tax deferrals into the Moody’s Profit Participation Plan are notified of their eligibility to participate in the DCP.

64	MOODY’S 2021 PROXY STATEMENT

The primary purpose of the DCP is to allow these employees to continue pre-tax deductions into a non-qualified plan and receive the maximum company match on compensation that exceeds the IRS limits for allowable pre-tax deferrals into the Moody’s Profit Participation Plan. A limited group of highly compensated members of senior management have the option of immediate deferral of up to 50% of base salary and/or bonus. However, the Company match only applies to deferrals on compensation in excess of the IRS limit on compensation ($285,000 for 2020). In addition, the Company will credit to the DCP employer contributions that would have been made to the Profit Participation Plan but for the application of the IRS total contribution limit.

Each participant may select one or more deemed investment funds offered under the DCP for the investment of the participant’s account and future contributions. The deemed investment funds are substantially the same as the funds available in the Profit Participation Plan. The DCP is unfunded and no cash amounts are paid into or set aside in a trust or similar fund under the DCP. All amounts deducted from a participant’s earnings, along with any Company contributions, are retained as part of the Company’s general assets and are credited to the participant’s bookkeeping account under the DCP. The value of a participant’s account increases or decreases in value based upon the fair market value of the deemed investment funds as of the end of the year. The forms of distribution under the DCP are either a lump-sum or installment payments after termination, as well as an alternative for participants to elect in-service distribution at the time deferral elections are made.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Former CEO

Mr. McDaniel retired and terminated his employment with the Company effective as of December 31, 2020 and transitioned to the role of non-executive Chairman of the Board of Directors. In connection with his termination of employment, Mr. McDaniel received standard retirement benefits, including benefits under the Company’s defined benefit pension plans as well as retirement treatment under the equity plans as described in this Proxy Statement. His 2020 RSU award did not include the standard one-year post-grant service requirement under the 2001 Stock Incentive Plan.

Other Named Executive Officers

The information below reflects the amount of compensation that would become payable to each of the other Named Executive Officers under certain existing plans and arrangements if the executive’s employment had terminated under the specified circumstances or if there had been a change in control, in each case, on December 31, 2020 (the last business day of 2020), given the named executive’s compensation and, if applicable, based on the Company’s closing stock price on that date. These benefits are in addition to benefits that may be available to the executive prior to the occurrence of any termination of employment, including under exercisable stock options held by the executive, and benefits available generally to salaried employees, such as distributions under the Company’s tax-qualified defined contribution plan and distributions of accrued vacation pay. In addition, in connection with any event including or other than those described below, the Company may determine to enter into an agreement or to establish an arrangement providing additional benefits or amounts, or altering the terms of benefits described below, as the Company determines appropriate. A “change in control” is defined as: (i) the date any one person, or more than one person acting as a group acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of Moody’s Corporation possessing 50% or more of the total voting power of the stock of Moody’s Corporation, (ii) the date a majority of members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board before the date of the appointment or election, or (iii) the date any one person, or more than one person acting as a group acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the

MOODY’S 2021 PROXY STATEMENT	65

Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions.

The actual amounts that would be paid upon each such Named Executive Officer’s termination of employment can be determined only at the time of such executive’s separation from the Company. Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be higher or lower than reported below. Factors that could affect these amounts include the timing during the year of any such event, the Company’s stock price and the executive’s then current compensation.

MOODY’S CORPORATION CAREER TRANSITION PLAN

Each of the Company’s Named Executive Officers, other than the Former CEO, currently participates in the Moody’s Corporation Career Transition Plan (the “CTP”). This plan generally provides for the payment of benefits if an eligible executive officer’s employment terminates for one of several specified events: a reduction in force, a job elimination, unsatisfactory job performance (not constituting cause), or a mutually agreed-upon resignation.

The CTP provides payments and benefits to individuals for what Moody’s believes to be a reasonable period for them to find comparable employment. It also affords both Moody’s and the individual the motivation to resolve any potential claims or other issues between the parties with finality, which helps minimize distractions for management and protect the interests of stockholders.

The plan does not cover employment terminations resulting from a unilateral resignation, a termination of employment for cause, a sale, merger, spin-off, reorganization, liquidation, or dissolution of the Company, or where the eligible Named Executive Officer takes a comparable position with an affiliate of the Company. “Cause” means willful malfeasance or misconduct, a continuing failure to perform his duties, a failure to observe the material policies of the Company, or the commission of a felony or any misdemeanor involving moral turpitude. In the event of an eligible termination of employment, an eligible Named Executive Officer may be paid 52 weeks of salary continuation (26 weeks if the executive officer is terminated by the Company for unsatisfactory performance), payable at the times the executive officer’s salary would have been paid if employment had not terminated. For this purpose, salary consists of such Named Executive Officer’s annual base salary at the time of termination of employment. In addition, the eligible Named Executive Officer may receive continued medical, dental and life insurance benefits during the applicable salary continuation period and will be entitled to such outplacement services during the salary continuation period as are being generally provided by the Company to its executives. In addition, the executive is entitled to receive any benefits that he or she otherwise would have been entitled to receive under Moody’s retirement plans, although these benefits are not increased or accelerated.

Except in the case of a termination of employment by the Company for unsatisfactory performance, the eligible Named Executive Officer also may receive:

•

a prorated portion of the actual annual cash incentive for the year of termination of employment that would have been payable to the executive officer under the annual cash incentive plan in which the executive officer was participating at the time of termination, provided that the executive officer was employed for at least six full months during the calendar year of termination; and

•	financial planning and counseling services during the salary continuation period to the same extent afforded immediately prior to termination of employment.

The plan gives the Company’s chief executive officer the discretion to reduce or increase the benefits otherwise payable to, or otherwise modify the terms and conditions applicable to, an eligible

66	MOODY’S 2021 PROXY STATEMENT

Named Executive Officer (other than himself) under the plan. As a matter of policy, if the chief executive officer intended to increase the benefits payable to any executive officer, any such proposal would be reviewed by the Compensation & Human Resources Committee.

The receipt of any benefits under the plan is contingent upon the affected Named Executive Officer’s signing a severance and release agreement that prohibits him or her from engaging in conduct that is detrimental to the Company, such as working for certain competitors, soliciting customers or employees after employment ends, and disclosing confidential information, the disclosure of which would result in competitive harm to the Company. These provisions extend for the one-year period during which the Named Executive Officer would be receiving payments pursuant to the CTP.

The estimated payments and benefits payable to the Named Executive Officers assuming an event triggering payment under the CTP as of the last business day of 2020 are reported in the tables below.

Potential Payments and Benefits Upon a Termination of Employment

by Reason of a Reduction in Force, Job Elimination,

or a Mutually Agreed-Upon Resignation(1)

Name	Salary Continuation ($)	Annual Cash Incentive ($)	Medical, Dental, and Life Insurance Benefits ($)	Out- Placement Services ($)	Total ($)
Mark Kaye	$575,000	$700,000	$19,266	$40,000	$1,334,266
Robert Fauber	700,000	1,300,000	21,317	40,000	2,061,317
Stephen Tulenko	525,000	600,000	21,317	40,000	1,186,317
Michael West	525,000	600,000	19,266	40,000	1,184,266
(1)	For purposes of this analysis, the following assumptions were used:
•	the date of termination of employment was December 31, 2020;
•	each NEO’s base salary was the amount as of December 31, 2020 and is continued for a period of 52 weeks; and
•	each NEO’s annual cash incentive is equal to 100% of the target amount under the annual cash incentive program.

Potential Payments and Benefits Upon a Termination of Employment

by Reason of Unsatisfactory Job Performance

(Not Constituting Cause)(1)

Name	Salary Continuation ($)	Medical, Dental, and Life Insurance Benefits ($)	Out- Placement Services ($)	Total ($)
Mark Kaye	$287,500	$9,633	$40,000	$337,133
Robert Fauber	350,000	10,659	40,000	400,659
Stephen Tulenko	262,500	10,659	40,000	313,159
Michael West	262,500	9,633	40,000	312,133
(1)	For purposes of this analysis, the following assumptions were used:
•	the date of termination of employment was December 31, 2020; and
•	each NEO’s base salary was the amount as of December 31, 2020 and is continued for a period of 26 weeks.

MOODY’S 2021 PROXY STATEMENT	67

MOODY’S CORPORATION CHANGE IN CONTROL SEVERANCE PLAN

The Company maintains the Moody’s Corporation Change in Control Severance Plan (the “CICP”). The purpose of the CICP is to offer its participants, which include the Company’s executive officers and other key employees selected by the Committee, protection in the event of a Change in Control (as defined in the CICP). The CICP enhances the alignment of the interests of management and stockholders by allowing executives to remain objective when facing the prospect of a sale and potential job elimination. The CICP has an initial two-year term that will automatically renew each year for an additional year, unless the Company determines not to renew the CICP beyond its then current term. Under the CICP, participants are entitled to severance benefits triggered only if a participant’s employment is terminated within 90 days prior to or two years following a change in control of the Company by the Company or its successor without Cause, or by the participant for Good Reason (both terms as defined in the CICP). Severance benefits will not be payable if a participant is terminated for Cause or voluntarily resigns without Good Reason. For the chief executive officer, severance benefits under the CICP consist of a lump-sum cash payment equal to three times the sum of his base salary and target bonus for the year of termination, plus three years of continued coverage under the Company’s medical and dental insurance plans. For other executives, including the other NEOs, the severance benefits consist of a lump-sum cash payment equal to two times the sum of their base salaries and target annual incentives, plus two years of continued medical and dental coverage. Payment and retention of severance benefits under the CICP are contingent on the participant’s executing and not revoking a general release of claims against the Company and agreeing not to compete with the Company or solicit Company customers or employees for a period of two years following the date of the participant’s termination of employment. There is no “gross-up” of IRS “golden parachute” excise taxes incurred by any executive.

OTHER POTENTIAL PAYMENTS UPON TERMINATION OF EMPLOYMENT

Unless otherwise provided in an applicable award agreement, the Company’s 2001 Stock Incentive Plan provides for the following vesting of outstanding stock options, restricted stock awards and RSUs under certain circumstances as follows:

Death or Disability

•

in the event of the death or disability of a Named Executive Officer after the first anniversary of the date of grant of a stock option, the unvested portion of such stock option will immediately vest in full and such portion may thereafter be exercised during the shorter of (a) the remaining stated term of the stock option or (b) five years after the date of death or disability;

•	in the event of the death or disability of a Named Executive Officer after the first anniversary of the date of grant of a restricted stock or RSU award, the award will immediately vest in full;

•

in the event of the death or disability of a Named Executive Officer after the first anniversary of the date of grant of the performance shares, the Named Executive Officer is entitled to receive a pro rata portion of the number of shares based on the number of days of actual service during the performance period;

Retirement

•

in the event of the retirement of a Named Executive Officer after the first anniversary of the date of grant of a stock option, the unvested portion of such stock option will continue to vest during the shorter of (a) the remaining stated term of the stock option or (b) five years after the date of retirement;

•	in the event of the retirement of a Named Executive Officer after the first anniversary of the date of grant of a restricted stock or RSU award, the award will immediately vest in full;

•	in the event of the retirement of a Named Executive Officer after the first anniversary of the date of grant of the performance shares, the Named Executive Officer is entitled to receive

68	MOODY’S 2021 PROXY STATEMENT

a pro rata portion of the number of shares based on the number of days of actual service during the performance period;

Other Terminations of Employment

•

in the event of a termination for any reason other than death, disability or retirement, an unexercised stock option may thereafter be exercised during the period ending 30 days after the date of termination, but only to the extent such stock option was exercisable at the time of termination;

•

in the event of termination for any reason other than death, disability or retirement, after the first anniversary of the date of grant of a restricted stock or RSU award, the unvested portion of the award shall be forfeited;

•

in the event of a termination for any reason other than death, disability or retirement prior to the end of any applicable performance period, an NEO’s performance shares shall be forfeited, unless, subject to the 2001 Stock Incentive Plan, the Compensation & Human Resources Committee, in its sole discretion, determines otherwise;

Change in Control

•	in the event of a change in control of the Company, the unvested portion of all outstanding stock options granted prior to January 1, 2013 vest in full;

•

in the event of a change in control of the Company, (i) unless otherwise determined by the Committee, if the acquirer assumes or substitutes an award of equivalent value, the unvested portion of all outstanding stock options and RSU awards granted on or after January 1, 2013 vest in full if the Named Executive Officer’s employment is terminated by us without “cause” or by the Named Executive Officer for “good reason” within 90 days before or two years after the change in control, or (ii) if the acquirer does not assume or substitute awards of equivalent value, the unvested portion of the awards will vest in full; and

•

in the event of a change in control of the Company, performance shares or, in the discretion of the Committee, cash equal to the fair market value of the shares as of immediately prior to the change in control become payable at 100% of target.

Potential Payments and Benefits Upon a Termination of

Employment Following a Change in Control of the Company(1)

Name	Salary Continuation ($)	Annual Cash Incentive ($)	Medical, Dental and Life Insurance Benefits ($)	Stock Options ($)	Restricted Stock and RSU Awards ($)	Performance Share Awards ($)	Total ($)
Mark Kaye	$1,150,000	$1,400,000	$38,532	$1,064,418	$1,129,615	$4,405,843	$9,188,408
Robert Fauber	1,400,000	2,600,000	42,634	1,865,042	1,728,961	6,128,708	13,765,345
Stephen Tulenko	1,050,000	1,200,000	42,634	1,042,295	822,249	2,890,210	7,047,388
Michael West	1,050,000	1,200,000	38,532	840,892	708,475	2,481,842	6,319,741
(1)	For purposes of this analysis, the following assumptions were used:
•	the date of termination of employment was December 31, 2020;
•

for each NEO, that he executed a general release and two-year non-compete agreement under the CICP and received a salary lump-sum payout equal to two times the executive’s base salary as of December 31, 2020, an annual cash incentive lump-sum payout equal to two times the executive’s 2020 annual target cash incentive, and two years continuation of current elected coverage under the medical, dental and life insurance programs;

MOODY’S 2021 PROXY STATEMENT	69

•	the market price per share of the Company’s Common Stock on December 31, 2020 was $290.24 per share, the closing price of the Common Stock on that date; and
•	performance shares paid at target.

Potential Payments and Benefits upon a Termination of

Employment by Reason of Death, Disability or Retirement(1)

Name	Stock Options ($)	Restricted Stock Awards ($)	Performance Share Awards ($)	Total ($)
Mark Kaye	$977,455	$590,058	$2,285,834	$3,853,347
Robert Fauber	1,767,706	1,107,847	3,346,274	6,221,827
Stephen Tulenko	1,003,359	573,804	1,793,780	3,370,943
Michael West	801,956	460,030	1,452,264	2,714,250
(1)	For purposes of this analysis, the following assumptions were used:
•	the date of termination of employment was December 31, 2020;
•	the market price per share of the Company’s Common Stock on December 31, 2020, which was $290.24 per share, the closing price of the Common Stock on that date; and
•	performance shares paid at target.

70	MOODY’S 2021 PROXY STATEMENT

CEO PAY RATIO

The Company believes that its compensation practices should motivate its employees to create stockholder value. The Compensation & Human Resources Committee reviewed a comparison of the 2020 pay of the Former CEO pay to the pay of the median compensated employee. As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the ratio of the 2020 annual total compensation of Raymond W. McDaniel, Jr., the Former CEO, to the annual total compensation of the employee previously identified as Moody’s median compensated employee in 2019.

176:1 CEO Pay Ratio

For 2020:

•	The annual total compensation of the median compensated employee was $97,860;

•	The annual total compensation of the CEO, as reported in the Summary Compensation Table, was $17,270,662; and

•	Based on this information, for 2020, the ratio of the annual total compensation of the CEO to the annual total compensation of the median compensated employee was 176:1.

Because the SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect the employee populations and compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our internal records and the methodology described below. To identify the median employee as well as determine the median employee’s annual total compensation, the methodology and the material assumptions, adjustments and estimates that were used are as follows:

•

As permitted by the SEC, the Company used the same median employee identified for determining its 2019 CEO pay ratio. The Company determined that there had not been any changes to its employee population or compensation programs that would significantly impact the pay ratio disclosure for 2020.

•

Originally, the Company considered the compensation of all Moody’s employees who were identified based on the Company’s internal records as of November 15, 2019. No employee groups were excluded from the population.

•

To identify the Company’s median employee in 2019, the Company used the annual base salary as of November 15, 2019, which was annualized for all permanent employees who did not work for the entire fiscal year.

•

With respect to the annual total compensation of the “median employee,” the elements of such employee’s compensation for 2020 were identified and calculated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K.

•	With respect to the annual total compensation of the CEO, the amount reported in the “Total” column of the Summary Compensation Table on page 57 of this Proxy Statement was used.

MOODY’S 2021 PROXY STATEMENT	71

ITEM 4—ADVISORY “SAY-ON-CLIMATE PLAN” RESOLUTION APPROVING THE COMPANY’S 2020 DECARBONIZATION PLAN

What is being voted on	An advisory “Say-on-Climate Plan” resolution approving the Company’s 2020 Decarbonization Plan.

Board recommendation	The Board of Directors recommends a vote FOR the advisory “Say-on-Climate Plan” resolution approving the Company’s 2020 Decarbonization Plan.

We are asking stockholders to vote on an advisory “Say-on-Climate Plan” resolution approving the Company’s plan for reducing our greenhouse gas (“GHG”) emissions (the “2020 Decarbonization Plan”), a copy of which is attached to this Proxy Statement as Appendix A. Our most recent assessment of our estimated GHG emissions for 2019 is set forth in Appendix B of this Proxy Statement.

The Company is intently focused on reducing our GHG emissions in line with our science-based targets and reporting on our progress. Since 2017, we have annually disclosed our estimated GHG inventory and climate-related strategies via our CDP reports. In 2020, we issued a report on our GHG metrics, strategy and risks utilizing the framework recommended by the Financial Stability Board’s Task Force on Climate-related Financial Disclosures (our “2020 TCFD Report”). We also have announced our intention to annually report on Moody’s assessment of our GHG emission levels, our plan for reducing our GHG emissions, and our progress against that plan.

The 2020 Decarbonization Plan outlines our current science-based targets and strategy for reducing our GHG emissions, which focus on three key goals from a 2019 baseline:

•

50% Reduction in Absolute Scope 1 and Scope 2 GHG Emissions by 2030—The Company is procuring 100% renewable electricity for its global operations through renewable energy attribute certificates in the short term. The Company will seek to achieve success in the medium and long term by increasing contracts with utility suppliers whose electricity originates from a renewable source where possible.

•

15% Reduction in Scope 3 GHG Emissions from Fuel and Energy Related Activities, Business Travel and Employee Commuting by 2025—The Company is educating employees about reducing the Company’s carbon footprint and enhancing digital capabilities and IT infrastructure to achieve remote working solutions that are designed to maintain or enhance productivity and reduce employee commuting and non-essential business travel.

•

60% of the Company’s Suppliers by Spend Covering Purchased Goods and Services and Capital Goods to Have Science-Based Targets by 2025—The Company’s suppliers should adhere to the Company’s Supplier Code of Conduct, disclose their carbon footprint and set science-based targets to achieve emissions reductions.

Additionally, the 2020 Decarbonization Plan includes the Company’s goals to:

•

Achieve Carbon Neutrality—The Company achieved carbon neutrality in 2019 and intends to remain carbon neutral by mitigating emissions, as set by our science-based targets, and purchasing verified carbon offsets for residual emissions from our operations, employee commuting and business travel. In addition, the Company is working to retroactively offset our GHG emissions from September 2000, when we became a public company, to December 2018.

•	Engage with External Stakeholders—In addition to engaging with our supply chain partners, the Company seeks to help our customers better understand climate risk,

72	MOODY’S 2021 PROXY STATEMENT

sustainable finance and environmental, social and governance considerations by holding seminars, briefings and meetings with a broad array of capital market participants. The Company also plays an important role in helping to inform policy that incorporates climate risk and opportunities into financial considerations and has taken proactive measures to contribute to climate policy by joining several climate-related initiatives.

The general description of the 2020 Decarbonization Plan set forth above is qualified in its entirety by reference to the text of the 2020 Decarbonization Plan, a copy of which is attached to this Proxy Statement as Appendix A, and we urge stockholders to read the 2020 Decarbonization Plan in its entirety. The Company’s corporate social responsibility reports, which contain additional information regarding the Company’s sustainability efforts, and the 2020 TCFD Report are posted on the Company’s corporate social responsibility website.

The 2020 Decarbonization Plan reflects management’s plans as of December 2020 and does not constitute a guarantee that the Company’s goals will be achieved. The 2020 Decarbonization Plan reflects numerous assumptions regarding matters such as the scope of the Company’s operations, available technologies and markets for carbon offsets, and the feasibility of procuring renewable electricity, any of which may not be fulfilled as assumed, and which may be changed as a result of other developments or factors, including as a result of any corporate acquisitions or dispositions. Additionally, our decarbonization plans and estimated GHG emissions data may be revised or updated as a result of new technologies or information or subsequent developments.

The Board and the Governance & Nominating Committee believe that the goals articulated in the 2020 Decarbonization Plan are effective means for contributing to an environmentally sustainable global future. Accordingly, the Board is asking stockholders to vote at the Annual Meeting on the following advisory “Say-on-Climate Plan” resolution approving the 2020 Decarbonization Plan:

RESOLVED, that the stockholders of Moody’s Corporation (the “Company”) approve, on an advisory basis, the Company’s 2020 Decarbonization Plan as disclosed in Appendix A to the Proxy Statement for the Company’s 2021 Annual Meeting of Stockholders.

The Board determined to submit this matter to a vote of stockholders following the Company’s discussions with TCI Fund Management Limited on behalf of the stockholder The Children’s Investment Master Fund. The Board also has agreed with this stockholder to hold an advisory “Say-on-Climate Plan” vote on approving the Company’s decarbonization plan at the Company’s 2022 Annual Meeting of Stockholders. The advisory resolution on the 2020 Decarbonization Plan is non-binding on the Board. Although non-binding, the Board and the Governance & Nominating Committee will review and consider the voting results when evaluating the 2020 Decarbonization Plan. Approval of the 2020 Decarbonization Plan does not assure that the Company will accomplish the 2020 Decarbonization Plan, and the Company reserves the ability to revise or alter the 2020 Decarbonization Plan based on such factors or developments that it determines are appropriate. If the 2020 Decarbonization Plan is not approved by stockholders, the Board and the Governance & Nominating Committee will re-evaluate the 2020 Decarbonization Plan and will determine whether to revise or alter the 2020 Decarbonization Plan based on such factors or developments that they determine are appropriate.

The Board of Directors recommends a vote FOR the advisory “Say-on-Climate Plan” resolution approving the Company’s 2020 Decarbonization Plan.

MOODY’S 2021 PROXY STATEMENT	73

INFORMATION ABOUT THE ANNUAL MEETING, PROXY VOTING AND

OTHER INFORMATION

INTERNET AVAILABILITY OF PROXY MATERIALS

Under U.S. Securities and Exchange Commission (“SEC”) rules, we are furnishing proxy materials to our stockholders primarily via the Internet, instead of mailing printed copies of those materials to stockholders. On March [•], 2021, we mailed to our stockholders (other than those who previously requested e-mail or paper delivery) a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access and review our proxy materials, including this Proxy Statement and the Company’s Annual Report. These materials are available at: https://materials.proxyvote.com/615369. The Notice also instructs you on how to access your proxy card to vote through the Internet or by telephone.

This process is designed to expedite stockholders’ receipt of proxy materials, lower the cost of the Annual Meeting, and help conserve natural resources. If you received a Notice by mail, you will not receive a printed copy of the proxy materials unless you request one. If you would prefer to receive printed proxy materials, please follow the instructions included in the Notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

If you are the beneficial owner, but not the record holder, of the Company’s shares, your broker, bank or other nominee may seek to reduce duplicate mailings by delivering only one copy of the Company’s Proxy Statement and Annual Report, or Notice, as applicable, to multiple stockholders who share an address unless that nominee has received contrary instructions from one or more of the stockholders. The Company will deliver promptly, upon written or oral request, a separate copy of the Proxy Statement and Annual Report, or Notice, as applicable, to a stockholder at a shared address to which a single copy of the documents was delivered. A stockholder who wishes to receive a separate copy of the Proxy Statement and Annual Report, or Notice, as applicable, now or in the future, should submit a request to the Company by sending an e-mail to ir@moodys.com, by submitting a written request to the Company’s Investor Relations Department, at 7 World Trade Center at 250 Greenwich Street, New York, New York 10007 or contacting the Company’s Investor Relations Department by telephone, at (212) 553-4857. Beneficial owners sharing an address who are receiving multiple copies of the Proxy Statement and Annual Report, or Notice, as applicable, and wish to receive a single copy of such materials in the future should contact their broker, bank or other nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future. Please note that if you wish to receive paper proxy materials for the Annual Meeting, you should follow the instructions contained in the Notice.

RECORD DATE

The Board of Directors has fixed the close of business on February 23, 2021 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. As of the close of business on the Record Date, there were [●] shares of Common Stock outstanding. Each holder of Common Stock entitled to vote at the Annual Meeting will be entitled to one vote per share.

SPECIAL VOTING PROCEDURES FOR CERTAIN CURRENT AND FORMER EMPLOYEES

Many current and former employees of the Company have share balances in the Moody’s Common Stock Fund of the Moody’s Corporation Profit Participation Plan (the “Profit Participation

74	MOODY’S 2021 PROXY STATEMENT

Plan”). The voting procedures described above do not apply to these share balances. Instead, any proxy given by such an employee or former employee will serve as a voting instruction for the trustee of the Profit Participation Plan, as well as a proxy for any shares registered in that person’s own name (including shares acquired under the Moody’s Corporation Employee Stock Purchase Plan and/or pursuant to restricted stock awards). To allow sufficient time for voting by the trustee, Profit Participation Plan voting instructions must be received by April 14, 2021. If voting instructions have not been received by that date, or properly completed and executed voting instructions are not provided, the trustee will vote those Profit Participation Plan shares in the same proportion as the Profit Participation Plan shares for which it has received instructions, except as otherwise required by law.

QUORUM AND VOTING REQUIREMENTS

The holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is not present at the Annual Meeting, the stockholders present may adjourn the Annual Meeting from time to time, without notice, other than by announcement at the meeting, until a quorum is present or represented. At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original meeting. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the Annual Meeting. A broker “non-vote” occurs when a nominee (such as a bank, broker or other nominee) holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular matter and has not received instructions from the beneficial owner.

Director Elections. Pursuant to the Company’s By-Laws, the nominees for director are required to receive a majority of the votes cast with respect to such nominees in order to be elected at the Annual Meeting. A majority of the votes cast means that the number of shares voted “for” a director must exceed the number of votes cast “against” that director. Abstentions have no effect on the election of directors. Brokers do not have discretionary authority to vote shares in the election of directors without instructions from the beneficial owner. Accordingly, shares resulting in broker non-votes, if any, are not votes cast and will have no effect on the outcome of director elections. In accordance with the Company’s Director Resignation Policy, each director subject to election at the Annual Meeting was required to submit a contingent resignation that the Board of Directors will consider, following a review and recommendation from the Governance & Nominating Committee, in the event that the director fails to receive a majority of the votes cast.

Ratification of the Appointment of the Independent Registered Public Accounting Firm. The affirmative vote of the majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2021. If a stockholder abstains from voting or directs the stockholder’s proxy to abstain from voting on this matter, the abstention has the same effect as a vote against the matter. Brokers have discretionary authority to vote shares on this matter if they do not receive instructions from the beneficial owner.

Advisory Resolution Approving Executive Compensation. The affirmative vote of the majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the advisory resolution approving executive compensation. The resolution is advisory, meaning that it is not binding on the Board, although the Board will consider the outcome of the vote on this resolution. If a stockholder abstains from voting or directs the stockholder’s proxy to abstain from voting on the matter, the abstention has the same effect as a vote against the matter. Brokers do not have discretionary authority to vote shares on the matter without instructions from the beneficial owner.

MOODY’S 2021 PROXY STATEMENT	75

Accordingly, shares resulting in broker non-votes, if any, are not entitled to vote on the matter and will have no effect on the outcome of the vote.

Advisory “Say-on-Climate Plan” Resolution Approving the Company’s 2020 Decarbonization Plan. The affirmative vote of the majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the advisory “Say-on-Climate Plan” resolution approving the Company’s 2020 Decarbonization Plan. The resolution is advisory, meaning that it is not binding on the Board, although the Board and the Governance & Nominating Committee will review and consider the voting results when evaluating the 2020 Decarbonization Plan. If a stockholder abstains from voting or directs the stockholder’s proxy to abstain from voting on the matter, the abstention has the same effect as a vote against the matter. Brokers have discretionary authority to vote shares on this matter if they do not receive instructions from the beneficial owner.

PROXIES

The proxy provides that you may specify that your shares of Common Stock be voted “For,” “Against” or “Abstain” from voting with respect to the director nominees and the other proposals. The Board of Directors recommends that you vote “For” the director nominees named in this Proxy Statement, “For” the ratification of the selection of the independent registered public accounting firm, “For” the advisory resolution approving executive compensation, and “For” the advisory “Say-on-Climate Plan” resolution approving the Company’s 2020 Decarbonization Plan. All shares of Common Stock represented by properly executed proxies received prior to or at the Annual Meeting and not revoked will be voted in accordance with the instructions indicated in such proxies. Properly executed proxies that do not contain voting instructions will be voted in accordance with the recommendations of the Board of Directors, except as noted above with respect to shares held in the Profit Participation Plan.

Any stockholder of record who votes by telephone or the Internet or who executes and returns a proxy may revoke such proxy or change such vote at any time before it is voted at the Annual Meeting by (i) filing with the Corporate Secretary of the Company at 7 World Trade Center at 250 Greenwich Street, New York, New York 10007, written notice of such revocation, (ii) casting a new vote by telephone or the Internet or by submitting another proxy that is properly signed and bears a later date, or (iii) attending the Annual Meeting and voting in person. A stockholder whose shares are owned beneficially through a bank, broker or other nominee should contact that entity to change or revoke a previously given proxy.

Proxies are being solicited hereby on behalf of the Board of Directors. The cost of the proxy solicitation will be borne by the Company, although stockholders who vote by telephone or the Internet may incur telephone or Internet access charges. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone, telecopy, e-mail or otherwise. Such directors, officers and employees will not be specifically compensated for such services. The Company has retained Georgeson LLC to assist with the solicitation of proxies for a fee not to exceed approximately $17,000, plus reimbursement for out-of-pocket expenses. Arrangements may also be made with custodians, nominees and fiduciaries to forward proxy solicitation materials to the beneficial owners of shares of Common Stock held of record by such custodians, nominees and fiduciaries, and the Company may reimburse such custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in connection therewith.

76	MOODY’S 2021 PROXY STATEMENT

OTHER BUSINESS

The Board of Directors knows of no business other than the matters set forth herein that will be presented at the Annual Meeting. Inasmuch as matters not known at this time may come before the Annual Meeting, the enclosed proxy confers discretionary authority with respect to such matters as may properly come before the Annual Meeting, and it is the intention of the persons named in the proxy to vote in accordance with their best judgment on such matters.

FORWARD-LOOKING STATEMENTS

Certain statements contained in this Proxy Statement are forward-looking statements and are based on future expectations, plans and prospects for the Company’s business and operations that involve a number of risks and uncertainties. Such statements may include, among other words, “believe”, “expect”, “anticipate”, “intend”, “plan”, “will”, “predict”, “potential”, “continue”, “strategy”, “aspire”, “target”, “forecast”, “project”, “estimate”, “should”, “could”, “may” and similar expressions or words and variations thereof that convey the prospective nature of events or outcomes generally indicative of forward-looking statements. It is possible that Moody’s actual results may differ materially from those contemplated, expressed, projected, anticipated or implied in the forward-looking statements. For a discussion of some of the risks and important factors that could affect the Company’s future results and financial condition, see “Risk Factors” in Part I, Item 1A of the Company’s annual report on Form 10-K for the year ended December 31, 2020, and in other filings made by the Company from time to time with the SEC.

STOCKHOLDER PROPOSALS FOR 2022 ANNUAL MEETING

Stockholder proposals which are being submitted for inclusion in the Company’s proxy statement and form of proxy for the 2022 annual meeting of stockholders must be received by the Company at its principal executive offices no later than 5:00 p.m. EST on [•], 2021 and a copy of the submission must be emailed to corporatesecretary@moodys.com. Such proposals when submitted must be in full compliance with applicable laws, including Rule 14a-8 of the Exchange Act.

Under the Company’s By-Laws, notices of matters which are being submitted other than for inclusion in the Company’s proxy statement and form of proxy for the 2022 annual meeting of stockholders must be received by the Corporate Secretary of the Company at its principal executive offices no earlier than January 20, 2022 and no later than February 9, 2022. If the 2022 annual meeting is more than 20 days before or more than 70 days after the anniversary date of this year’s Annual Meeting, such notices must be received no earlier than the 90th day prior to such annual meeting and no later than the close of business on the later of the 70th day prior to such annual meeting or the 10th day following the day of public announcement of the meeting date. Such matters when submitted must be in full compliance with applicable law and the Company’s By-Laws. The chairman of the meeting may refuse to acknowledge or introduce any such matter if notice of the matter is not received within the applicable deadlines or does not comply with the Company’s By-Laws. If a stockholder does not meet these deadlines, or does not satisfy the requirements of Rule 14a-4 of the Exchange Act, the persons named as proxies will be allowed to use their discretionary voting authority when and if the matter is raised at the meeting.

March [•], 2021

MOODY’S 2021 PROXY STATEMENT	77

APPENDIX A – 2020 DECARBONIZATION PLAN

Moodys Decarbonization Plan Moodys made significant progress on our environmental sustainability goals in 2020. We have set science-based targets for reducing our greenhouse gas (GHG) emissions, established plans for expanding our carbon neutrality and procured 100% renewable electricity. Mark Kaye, Chief Financial Officer of Moodys Corporation: Contributing to an environmentally sustainable global future is a key business objective for Moodys. We are proud of the work weve done to enhance our environmental sustainability and we will continue to expand and enhance our efforts to integrate best practices throughout our business, using science-based targets. Moody's intends to reach net-zero emissions by 2050, consistent with its commitment to the United Nations Global Compact (UNGC) Business Ambition for 1.5oC. Moodys science-based targets for reducing our GHG emissions focus on three key metrics: >> 50% reduction in absolute Scope 1 and Scope 2 GHG emissions by 20301. Moodys is procuring 100% renewable electricity for our global operations through renewable energy attribute certificates in the short term. Moodys will seek to ensure success in the medium and long term by increasing contracts with utility suppliers whose electricity originates from a renewable source where possible. The primary source of our Scope 1 and 2 emissions is grid electricity usage, with our operating sites being composed of leased office space in multi-tenant buildings. To reduce energy consumption, we track the number of employees in LEED certified (or equivalent) buildings, which is approximately 60% of our workforce. As part of our future real estate plans, Moodys aims to increase this percentage while also reducing under-utilized office space as we shift toward a more digital workplace. We also plan to expand and implement new employee programs dedicated to electricity usage reduction, such as Moodys Summer Lights-Out initiative which consists of our global offices dimming or turning off lights during Friday afternoons. >>15% reduction in Scope 3 GHG emissions from fuel and energy related activities, business travel and employee commuting by 2025 1.In 2020, Moodys implemented a company-wide carbon price on business travel, as well as an employee engagement program to educate employees on how they can individually help Moodys reduce its carbon footprint. As we plan for the Workplace of the Future, which envisions more technology enabled work, we continue to enhance our digital capabilities and IT infrastructure to implement work-from-home solutions that ensure productivity and reduce employee commuting time and non-essential business travel. When essential business travel resumes post-COVID-19, we will encourage employees to travel with lower emissions options when possible, such as booking trains over planes or economy rather than business class. >> 60% of Moodys suppliers by spend covering purchased goods and services and capital goods to have science-based targets by 2025. Our supplier code of conduct was updated to strongly encourage suppliers to disclose their carbon footprint and set science- based targets to achieve emissions reductions. Moodys has also partnered with CDP supply chain services to enhance our supplier engagement in these areas through webinars and personalized support. 1 Target determined from a 2019 base year. MOODYS CORPORATION / MOODYS DECARBONIZATION PLAN 1 MOODY'S 2021 PROXY STATEMENT A-1

Moodys Decarbonization Plan Moodys made significant progress on our environmental sustainability goals in 2020. We have set science-based targets for reducing our greenhouse gas (GHG) emissions, established plans for expanding our carbon neutrality and procured 100% renewable electricity. Mark Kaye, Chief Financial Officer of Moodys Corporation: Contributing to an environmentally sustainable global future is a key business objective for Moodys. We are proud of the work weve done to enhance our environmental sustainability and we will continue to expand and enhance our efforts to integrate best practices throughout our business, using science-based targets. Moody's intends to reach net-zero emissions by 2050, consistent with its commitment to the United Nations Global Compact (UNGC) Business Ambition for 1.5oC. Moodys science-based targets for reducing our GHG emissions focus on three key metrics: >> 50% reduction in absolute Scope 1 and Scope 2 GHG emissions by 20301. Moodys is procuring 100% renewable electricity for our global operations through renewable energy attribute certificates in the short term. Moodys will seek to ensure success in the medium and long term by increasing contracts with utility suppliers whose electricity originates from a renewable source where possible. The primary source of our Scope 1 and 2 emissions is grid electricity usage, with our operating sites being composed of leased office space in multi-tenant buildings. To reduce energy consumption, we track the number of employees in LEED certified (or equivalent) buildings, which is approximately 60% of our workforce. As part of our future real estate plans, Moodys aims to increase this percentage while also reducing under-utilized office space as we shift toward a more digital workplace. We also plan to expand and implement new employee programs dedicated to electricity usage reduction, such as Moodys Summer Lights-Out initiative which consists of our global offices dimming or turning off lights during Friday afternoons. >>15% reduction in Scope 3 GHG emissions from fuel and energy related activities, business travel and employee commuting by 2025 1.In 2020, Moodys implemented a company-wide carbon price on business travel, as well as an employee engagement program to educate employees on how they can individually help Moodys reduce its carbon footprint. As we plan for the Workplace of the Future, which envisions more technology enabled work, we continue to enhance our digital capabilities and IT infrastructure to implement work-from-home solutions that ensure productivity and reduce employee commuting time and non-essential business travel. When essential business travel resumes post-COVID-19, we will encourage employees to travel with lower emissions options when possible, such as booking trains over planes or economy rather than business class. >> 60% of Moodys suppliers by spend covering purchased goods and services and capital goods to have science-based targets by 2025. Our supplier code of conduct was updated to strongly encourage suppliers to disclose their carbon footprint and set science- based targets to achieve emissions reductions. Moodys has also partnered with CDP supply chain services to enhance our supplier engagement in these areas through webinars and personalized support. 1 Target determined from a 2019 base year. MOODYS CORPORATION / MOODYS DECARBONIZATION PLAN 1 MOODY'S 2021 PROXY STATEMENT A-1In addition to our science-based targets, Moodys commits to: >> Achieving carbon neutrality Moodys achieved carbon neutrality for the first time in 2019 and is dedicated to remaining carbon neutral on an annual basis by mitigating emissions, as set by our science-based targets, and purchasing verified carbon offsets for residual emissions from our operations, employee commuting and business travel. In addition, Moodys will retroactively offset our GHG emissions from September 2000, when Moodys became a public company, to December 2018. This will be completed through verified carbon offsets that are matched to each of the historical years estimated emissions. In addition, Moodys supports carbon-offset projects that provide co-benefits such as biodiversity through forestry projects and promote financial prosperity in communities where we operate. We select carbon offset projects based on the optimal alignment and support of the UNs Sustainable Development Goals (SDGs), including forestation offsets, clean cookstoves or water boreholes, and clean energy. In 2021, Moodys will maximize our purchase of carbon offsets in alignment with the newly released net-zero guidance from the Science Based Targets initiative, which prioritizes offsets such as forestation and others that reduce emissions. >> Engaging with our external stakeholders In addition to engaging with our supply chain partners, Moodys helps our customers to better understand climate risk, sustainable finance, and Environmental, Social, and Governance (ESG) considerations. We do this through seminars, briefings and meetings with a broad array of capital market participants. Through these activities, Moodys shares our thought leadership content including: Moodys Investors Services (MIS) sustainability research, including climate risk analysis, which is hosted on our websites homepage (moodys.com) under the ESG Impact section. Moodys ESG and Climate Risk Hub (moodys.com/ESG), which highlights a broad array of products and solutions from MIS, Moodys Analytics, and ESG solutions group including Four Twenty Seven and VE. The site has specific sections dedicated to climate change, sustainable finance and ESG more broadly. Moodys ESG Outreach and Engagement Council, established in 2019, that helps to advance sustainability collaboration, serve global market needs, and align Moodys corporate sustainability strategy with ESG business opportunities. We play an important role in helping to inform policy that incorporates climate risk and opportunities into financial considerations. Moodys engages with policymakers by adhering to globally recognized frameworks and standards, participating in consultations such as the EU Non-Financial Reporting Directive, and sharing insights and best practices on climate risk disclosure through various engagements with central banks, financial institutions, and other bodies. In addition, we indirectly advance policy through a broad range of climate-related commitments and active participation in trade associations. Moody's has taken proactive measures to contribute to climate policy by joining several important initiatives, such as the UNGC where we serve as a founding member of its CFO Taskforce for the SDGs. Moreover, we joined the Business Roundtable (BRT), supported its statement on the Purpose of the Corporation, and contributed to BRTs Addressing Climate Change Principles and Policies. In addition, Moodys Chief Credit Officer serves as a member of the Task Force on Climate-related Financial Disclosures (TCFD), providing insight as to what might constitute decision useful disclosures for investors and sharing Moodys own experience developing TCFD disclosures. We also signed the Principles for Responsible Investment and the Accounting For Sustainability (A4S) CFO Statement of support, where our CFO serves as a member. These activities promote the advancement of climate policy, meet strategic climate risk governance goals as set out by the TCFD, and commit Moodys to climate risk reporting aligned with the 2020 requirements of the PRI Reporting Framework. Read more about our recent environmental commitments on our Investor Relations site. To learn more about Moodys efforts and commitment to advance environmental sustainability in our global value chain, business offerings and communities, read our 2019 CSR Report and 2020 TCFD report, and visit Moodys ESG & Climate Risk Hub. (C) 2020 Moodys Corporation, Inc. and/or its licensors and affiliates. All rights reserved. BX2898 MOODYS CORPORATION / MOODYS DECARBONIZATION PLAN 2 MOODY'S 2021 PROXY STATEMENT A-2

APPENDIX B – GREENHOUSE GAS EMISSIONS

2019 Estimated Greenhouse Gas (GHG) Emissions

The information provided herein reflects Moody’s Corporation’s most recent assessment as of February 2, 2021 of our GHG emissions for 2019.

Reporting Entity	Moody’s Corporation
Reporting year	CY2019
Geographic boundary	Global operations
Reporting boundary	Operational control
GHG reported	All Kyoto gases (CO2, CH4, N2O, HFCs, PFCs, SF6, NF3)
Scopes included	Scope 1, Scope 2 (market-based), Scope 3
Reporting Standard:

“The Greenhouse Gas Protocol, A Corporate Accounting and Reporting Standard”, World Business Council for Sustainable Development (“WBCSD”)/Word Institute Resources

“The Greenhouse Gas Protocol, Corporate Value Chain (Scope 3) Accounting and Reporting Standard”, World Resources Institute/WBCSD

Category	Emissions (mtCO2e)
Scope 1	1,560	(1)
Scope 2 market-based	10,523	(1)
Subtotal Scope 1+Scope 2 (market-based)	12,083
Scope 3 – Category 1: Purchased goods and services	89,963	(2)
Scope 3 – Category 2: Capital goods	3,522	(2)
Scope 3 – Category 3: Fuel-and-Energy related activities	3,677	(2)
Scope 3 – Category 5: Waste generated in operations	482
Scope 3 – Category 6: Business travel	15,388
Scope 3 – Category 7: Employee commuting	8,785
Subtotal Scope 3	121,817
Total Scope 1+Scope 2+Scope 3	133,900

(1)

The numbers were updated from previously published values to reflect improvement in data quality during the digitization efforts of our inventory. The change represents less than 0.5% from previously published values.

(2)	These Scope 3 categories are updated from previously published values due to improvements in data quality and calculations.

Note: The following Scope 3 categories are not applicable to Moody’s inventory: Category 4–Upstream transportation and distribution; Category 8–Upstream leased assets; Category 9–Downstream transportation and distribution; Category 10–Processing of sold products; Category 11–Use of sold products; Category 12–End of life treatment of sold products; Category 13–Downstream leased assets; Category 14–Franchises; Category 15–Investments

MOODY’S 2021 PROXY STATEMENT	B-1

MOODY’S CORPORATION 7 WORLD TRADE CENTER 250 GREENWICH STREET NEW YORK, NY 10007

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/MCO2021

You may attend the Annual Meeting of Stockholders via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D34611-P49619-Z79131                         KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MOODY’S CORPORATION
The Board of Directors recommends you vote FOR the following:
1.	Election of Directors
	Nominees:		For	Against	Abstain	The Board of Directors recommends you vote FOR proposals 2, 3 and 4.
	1a. Jorge A. Bermudez 1b. Thérèse Esperdy 1c. Robert Fauber 1d. Vincent A. Forlenza 1e. Kathryn M. Hill 1f. Lloyd W. Howell, Jr. 1g. Raymond W. McDaniel, Jr. 1h. Leslie F. Seidman 1i. Bruce Van Saun		☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐

2.    Ratification of the appointment of KPMG LLP as independent registered public accounting firm of the Company for 2021.

3.    Advisory resolution approving executive compensation.

4.    Advisory “Say-on-Climate Plan” resolution approving the Company’s 2020 Decarbonization Plan.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

							For ☐ ☐ ☐	Against ☐ ☐ ☐	Abstain ☐ ☐ ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Annual Report, Notice & Proxy Statement, and Admission Ticket are available at www.proxyvote.com

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D34612-P49619-Z79131

MOODY’S CORPORATION

Annual Meeting of Stockholders

April 20, 2021 9:30 a.m., EDT

This proxy is solicited by the Board of Directors

The undersigned hereby appoints Robert Fauber, John J. Goggins and Mark Kaye, and each of them, as proxies, each with full power of substitution, to represent the undersigned and vote all the shares of common stock of Moody’s Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on April 20, 2021 at 9:30 a.m., EDT, via the Internet at www.virtualshareholdermeeting.com/MCO2021, and any adjournment or postponement thereof. The undersigned directs the named proxies to vote as directed on the reverse side of this card on the specified proposals and in their discretion on any other business which may properly come before the meeting and any adjournment or postponement thereof.

This card also constitutes voting instructions to the Trustee of the Moody’s Corporation Profit Participation Plan to vote, virtually or by proxy, the proportionate interest of the undersigned in the shares of common stock of Moody’s Corporation held by the Trustee under the plan, as described in the Proxy Statement.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be marked, signed and dated on the reverse side.